                                                                EXECUTION COPY







                      AGREEMENT AND PLAN OF REORGANIZATION

                                      AMONG

                          I. I. HOLDING COMPANY, INC.,

                             IBS INTERACTIVE, INC.,

                               INFONAUTICS, INC.,

                            I. I. MERGER SUB I, INC.,

                           I. I. MERGER SUB II, INC.,

                           I. I. MERGERSUB III, INC.,

                                       AND

                           FIRST AVENUE VENTURES, INC.

                                TABLE OF CONTENTS



                                                                                           PAGE

1.       DEFINITIONS.........................................................................2
2.       THE TRANSACTION.....................................................................8
         (a)      FORMATION OF HOLDING COMPANY AND SUBSIDIARIES..............................8
         (b)      THE MERGERS................................................................9
         (c)      THE CLOSING.  .............................................................9
         (d)      ACTIONS AT THE CLOSING.....................................................9
         (e)      EFFECT OF MERGERS.........................................................10
         (f)      PROCEDURE FOR EXCHANGE....................................................14
         (g)      CLOSING OF TRANSFER RECORDS...............................................16
3.       REPRESENTATIONS AND WARRANTIES OF INFO.............................................16
         (a)      ORGANIZATION, QUALIFICATION AND CORPORATE POWER...........................17
         (b)      CAPITALIZATION............................................................17
         (c)      SUBSIDIARIES..............................................................17
         (d)      VOTING ARRANGEMENTS.......................................................18
         (e)      AUTHORIZATION OF TRANSACTION..............................................18
         (f)      NONCONTRAVENTION..........................................................18
         (g)      FILINGS WITH THE SEC......................................................18
         (h)      FINANCIAL STATEMENTS......................................................19
         (i)      EVENTS SUBSEQUENT TO JANUARY 1, 2000......................................19
         (j)      COMPLIANCE................................................................19
         (k)      BROKERS'AND OTHER FEES....................................................20
         (l)      LITIGATION AND LIABILITIES................................................20
         (m)      TAXES.....................................................................20
         (n)      FAIRNESS OPINION..........................................................21
         (o)      EMPLOYEE BENEFITS.........................................................21
         (p)      PENNSYLVANIA BUSINESS CORPORATION LAW.....................................23
         (q)      YEAR 2000.................................................................23
         (r)      ENVIRONMENTAL MATTERS.....................................................23
         (s)      INTELLECTUAL PROPERTY.....................................................24
         (t)      INSURANCE.................................................................24
         (u)      CERTAIN CONTRACTS.........................................................24
         (v)      ACCOUNTING AND TAX MATTERS................................................25
         (w)      INVESTMENT COMPANY........................................................25

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                           PAGE
4.       REPRESENTATIONS AND WARRANTIES OF IBS..............................................25
         (a)      ORGANIZATION, QUALIFICATION AND CORPORATE POWER...........................25
         (b)      CAPITALIZATION............................................................25
         (c)      SUBSIDIARIES..............................................................25
         (d)      VOTING ARRANGEMENTS.......................................................26
         (e)      AUTHORIZATION OF TRANSACTION..............................................26
         (f)      NONCONTRAVENTION..........................................................26
         (g)      FILINGS WITH THE SEC......................................................27
         (h)      FINANCIAL STATEMENTS......................................................27
         (i)      EVENTS SUBSEQUENT TO JANUARY 1, 2000......................................27
         (j)      COMPLIANCE................................................................27
         (k)      BROKERS'AND OTHER FEES....................................................28
         (l)      LITIGATION AND LIABILITIES................................................28
         (m)      TAXES.....................................................................28
         (n)      FAIRNESS OPINION..........................................................29
         (o)      EMPLOYEE BENEFITS.........................................................29
         (p)      YEAR 2000.................................................................31
         (q)      ENVIRONMENTAL MATTERS.....................................................31
         (r)      INTELLECTUAL PROPERTY.....................................................31
         (s)      INSURANCE.................................................................32
         (t)      CERTAIN CONTRACTS.........................................................32
         (u)      ACCOUNTING AND TAX MATTERS................................................32
         (v)      INVESTMENT COMPANY........................................................32
         (w)      DELAWARE GENERAL CORPORATION LAW..........................................32
5.       REPRESENTATIONS AND WARRANTIES OF FIRST AVENUE.....................................32
         (a)      ORGANIZATION, QUALIFICATION AND POWER.....................................32
         (b)      CAPITALIZATION............................................................33
         (c)      OPERATIONS OF FIRST AVENUE................................................33
         (d)      VOTING ARRANGEMENTS.......................................................33
         (e)      AUTHORIZATION OF TRANSACTION..............................................33
         (f)      NONCONTRAVENTION..........................................................33
         (g)      COMPLIANCE................................................................34
         (h)      BROKERS'AND OTHER FEES....................................................34

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                           PAGE

         (i)      LITIGATION AND LIABILITIES................................................34
         (j)      FIRST AVENUE STOCKHOLDERS.................................................34
6.       COVENANTS..........................................................................34
         (a)      GENERAL...................................................................34
         (b)      NOTICES AND CONSENTS......................................................34
         (c)      REGULATORY MATTERS AND APPROVALS..........................................35
         (d)      OPERATION OF INFO'S BUSINESS..............................................36
         (e)      OPERATION OF IBS' BUSINESS................................................38
         (f)      ACCESS....................................................................40
         (g)      NOTICE OF DEVELOPMENTS....................................................40
         (h)      INFO EXCLUSIVITY..........................................................40
         (i)      IBS EXCLUSIVITY...........................................................42
         (j)      INSURANCE AND INDEMNIFICATION.............................................43
         (k)      FINANCIAL STATEMENTS......................................................45
         (l)      [INTENTIONALLY OMITTED]...................................................45
         (m)      RULE 145 AFFILIATES.......................................................45
         (n)      NASDAQ LISTING............................................................45
         (o)      TAX FREE TREATMENT........................................................45
         (p)      EMPLOYEE PLANS............................................................45
         (q)      OPERATION OF FIRST AVENUE.................................................46
7.       CONDITIONS TO OBLIGATION TO CLOSE..................................................46
         (a)      CONDITIONS TO OBLIGATION OF IBS...........................................46
         (b)      CONDITIONS TO OBLIGATION OF INFO..........................................48
         (c)      CONDITIONS TO OBLIGATION OF FIRST AVENUE..................................50
         (d)      CONDITIONS TO OBLIGATION OF HOLDCO........................................51
8.       TERMINATION........................................................................52
         (a)      TERMINATION OF AGREEMENT..................................................52
         (b)      EFFECT OF TERMINATION.....................................................53
9.       MISCELLANEOUS......................................................................54
         (a)      SURVIVAL..................................................................54
         (b)      PRESS RELEASES AND PUBLIC ANNOUNCEMENTS...................................54
         (c)      NO THIRD-PARTY BENEFICIARIES..............................................54
         (d)      ENTIRE AGREEMENT..........................................................55
         (e)      BINDING EFFECT; ASSIGNMENT................................................55

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                           PAGE

         (f)      COUNTERPARTS..............................................................55
         (g)      HEADINGS..................................................................55
         (h)      NOTICES...................................................................55
         (i)      GOVERNING LAW.............................................................57
         (j)      AMENDMENTS AND WAIVERS....................................................57
         (k)      SEVERABILITY..............................................................57
         (l)      EXPENSES..................................................................57
         (m)      CONSTRUCTION..............................................................57
         (n)      INCORPORATION OF EXHIBITS.................................................57
         (o)      DEFINITION OF KNOWLEDGE...................................................57
         (p)      WAIVER OF JURY TRIAL......................................................58

                      AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") dated as of July 30, 2000, by and among I. I. HOLDING COMPANY, INC., a Delaware corporation ("HOLDCO"), IBS INTERACTIVE, INC., a Delaware corporation ("IBS"), INFONAUTICS, INC., a Pennsylvania corporation ("INFO"), I. I. MERGER SUB I, INC., a Delaware corporation ("IBS MERGER SUB"), I. I. MERGER SUB II, INC., a Pennsylvania corporation ("INFO MERGER SUB"), I. I. MERGERSUB III, INC., a Delaware corporation ("FAV MERGER SUB") and FIRST AVENUE VENTURES, INC., a Delaware corporation ("FIRST AVENUE"). Holdco, IBS, Info, IBS Merger Sub, Info Merger Sub, FAV Merger Sub and First Avenue are referred to collectively herein as the "PARTIES."

                              W I T N E S S E T H:

         WHEREAS, this Agreement contemplates a business combination among IBS, Info and First Avenue to be accomplished as set forth in this Agreement through
(i) the formation by IBS and Info of Holdco, (ii) the formation by Holdco of IBS Merger Sub, Info Merger Sub and FAV Merger Sub as wholly-owned subsidiaries of Holdco, (iii) the merger of IBS Merger Sub with and into IBS (the "IBS MERGER"),
(iv) the merger of Info Merger Sub with and into Info (the "INFO MERGER") and
(v) the merger of FAV Merger Sub with and into First Avenue (the "FAV Merger" and, together with the IBS Merger and the Info Merger, the "MERGERS");

         WHEREAS, the Board of Directors of each of IBS, Info, IBS Merger Sub and Info Merger Sub has approved this Agreement and the applicable Merger, upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Board of Directors of Info has determined that the Info Merger is advisable and is fair to and in the best interests of the holders of Info's Class A Common Stock, no par value per share (the "INFO Shares"), and has resolved to recommend the approval of the Info Merger and the adoption of this Agreement by the Info Stockholders (as defined in Section 1 below); and

         WHEREAS, the Board of Directors of IBS has determined that the IBS Merger is advisable and is fair to and in the best interests of the holders of IBS' common stock, par value $0.01 per share (the "IBS SHARES"), and has resolved to recommend the approval of the IBS Merger and the adoption of this Agreement by the IBS Stockholders (as defined in Section 1 below);

         WHEREAS, the Board of Directors of First Avenue and the First Avenue Stockholders (as defined in Section 1 below) have approved this Agreement and the FAV Merger upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Board of Directors of Holdco has approved this Agreement and each of the Mergers; and

         WHEREAS, this Agreement contemplates that each of the Mergers will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code") and/or an exchange under the provisions of Section 351 of the Code;

         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, and in consideration of the representations, warranties and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.       DEFINITIONS.

                  "ACQUISITION PROPOSAL" means either an IBS Acquisition Proposal or an Info Acquisition Proposal.

                  "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

                  "AGREEMENT" has the meaning set forth in the preambles.

                  "BLUE SKY FILINGS" has the meaning set forth in Section 6(c)(i) below.

                  "CLOSING" has the meaning set forth in Section 2(c) below.

                  "CLOSING DATE" has the meaning set forth in Section 2(c) below.

                  "CLOSING SALES PRICE" means with respect to either an IBS Share or an Info Share, as the case may be, on any day, the average of the last reported sale price of one such share on the Nasdaq Small Cap Market for each of the ten trading days immediately preceding such day.

                  "CODE" has the meaning set forth in the preambles.

                  "CONFIDENTIALITY AGREEMENT" means the Mutual Confidentiality and Non-disclosure Agreement dated February 16, 2000 between IBS and Info, providing that, among other things, each of IBS and Info would maintain confidential certain information of the other Party.

                  "CONFIDENTIAL INFORMATION" means Information, as defined in the Confidentiality Agreement.

                  "DELAWARE GENERAL CORPORATION LAW" means Title 8, Chapter 1 of the Delaware Code, as amended.

                  "EFFECTIVE TIME" has the meaning set forth in Section 2(e)(i) below.

                  "ENVIRONMENTAL LAW" has the meaning set forth in Section 3(r) below.

                  "ERISA" has the meaning set forth in Section 3(o)(i) below.

                   "EXCHANGE AGENT" has the meaning set forth in Section 2(f)(i) below.

                   "EXCHANGE FUND" has the meaning set forth in Section 2(f)(i) below.

                  "FAV CERTIFICATE OF MERGER" has the meaning set forth in Section 2(d) below.

                   "FAV LIABILITIES" means reasonable and customary liabilities, costs and expenses of First Avenue incurred in connection with, or related to, its organization and operations, and the negotiation and consummation of this Agreement and transactions contemplated hereunder, not to exceed $200,000 in the aggregate.

                  "FAV MERGER" has the meaning set forth in the preambles.

                  "FAV MERGER CONSIDERATION" has the meaning set forth in
Section 2(e)(v)(C) below.

                  "FAV MERGER SUB" has the meaning set forth in the preambles.

                  "FAV PER COMMON SHARE MERGER CONSIDERATION" has the meaning set forth in Section 2(e)(v)(C) below.

                  "FAV PER PREFERRED SHARE MERGER CONSIDERATION" has the meaning set forth in Section 2(e)(v)(C) below.

                  "FAV SURVIVING CORPORATION" has the meaning set forth in
Section 2(b) below.

                  "FIRST AVENUE" has the meaning set forth in the preambles.

                  "FIRST AVENUE COMMITMENTS" has the meaning set forth in
Section 5(b) below.

                  "FIRST AVENUE COMMON SHARES" means the common stock, par value $.001 per share, of First Avenue.

                  "FIRST AVENUE DISCLOSURE LETTER" has the meaning set forth in
Section 5(b) below.

                  "FIRST AVENUE MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 5(a) below.

                  "FIRST AVENUE PREFERRED SHARES" means the preferred stock, par value $.001 per share, of First Avenue.

                  "FIRST AVENUE SHARES" means, collectively, the First Avenue Common Shares and the First Avenue Preferred Shares.

                  "FIRST AVENUE STOCKHOLDERS" means, collectively, the holders of First Avenue Common Shares and the holders of First Avenue Preferred Shares.

                  "FRACTIONAL SHARE VALUE" means the last reported sale price of a Holdco Share on the Nasdaq Stock Market on which the Holdco Shares are traded on the first full trading day after the Effective Time.

                  "GAAP" means United States generally accepted accounting principles as in effect from time to time.

                  "GOVERNMENT ENTITY" has the meaning set forth in Section 3(f) below.

                  "HART-SCOTT-RODINO ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "HAZARDOUS SUBSTANCE" has the meaning set forth in Section 3(r) below.

                  "HOLDCO" has the meaning set forth in the preambles.

                  "HOLDCO BY-LAWS" has the meaning set forth in Section 2(a)(i) below.

                  "HOLDCO CHARTER" has the meaning set forth in Section 2(a)(i) below.

                  "HOLDCO PREFERRED SHARES" has the meaning set forth in Section 2(a)(i) below.

                  "HOLDCO SHARES" has the meaning set forth in Section 2(a)(i) below.

                  "IBS" has the meaning set forth in the preambles.

                  "IBS 10- KSB" has the meaning set forth in Section 4(h)(i) below.

                  "IBS 10-QSB" has the meaning set forth in Section 4(h)(i) below.

                  "IBS ACQUISITION PROPOSAL" means any proposal or offer (including, without limitation, any proposal or offer to IBS Stockholders) with respect to a merger, acquisition, consolidation, recapitalization, reorganization, liquidation, tender offer or exchange offer or similar transaction involving, or any purchase of 25% or more of the consolidated assets of, or any equity interest representing 25% or more of the outstanding shares of capital stock in, IBS, but shall not include any proposal or offer related to the sale by IBS of its consumer and business internet access services and any assets related thereto.

                  "IBS BENEFIT PLAN" and "IBS BENEFIT PLANS" have the respective meanings set forth in Section 4(o)(i) below.

                  "IBS BOARD" means the board of directors of IBS.

                  "IBS CERTIFICATE OF MERGER" has the meaning set forth in
Section 2(d) below.

                  "IBS CONTRACTS" has the meaning set forth in Section 4(t) below.

                  "IBS DISCLOSURE LETTER" has the meaning set forth in Section 4(a) below.

                  "IBS DISSENTING HOLDER" has the meaning set forth in Section 2(e)(vii)(B)a below.

                  "IBS EMPLOYEES" has the meaning set forth in Section 4(o)(i) below.

                  "IBS ERISA AFFILIATE" has the meaning set forth in Section 4(o)(iii) below.

                  "IBS FAIRNESS OPINION" means an opinion of Janney Montgomery Scott, addressed to the IBS Board, as to the fairness of the IBS Per Share Merger Consideration to the IBS Stockholders from a financial point of view.

                  "IBS INTELLECTUAL PROPERTY" has the meaning set forth in
Section 4(r) below.

                  "IBS MATERIAL ADVERSE EFFECT" has the meaning set forth in
Section 4(a) below.

                  "IBS MERGER" has the meaning set forth in the preambles.

                  "IBS MERGER CONSIDERATION" has the meaning set forth in
Section 2(e)(v)(B) below.

                  "IBS MERGER SUB" has the meaning set forth in the preambles.

                  "IBS MODIFICATION AMENDMENT" has the meaning set forth in
Section 6(i)(iv) below.

                  "IBS NOTICE PERIOD" has the meaning set forth in Section 6(i)(iv) below.

                  "IBS PENSION PLAN" has the meaning set forth in Section 4(o)(ii) below.

                  "IBS PER SHARE MERGER CONSIDERATION" has the meaning set forth in Section 2(e)(v)(B) below.

                  "IBS REPORTS" has the meaning set forth in Section 4(g) below.

                  "IBS RECOMMENDATION MODIFICATION" has the meaning set forth in
Section 6(i)(iv) below.

                  "IBS RECOMMENDATION MODIFICATION NOTICE" has the meaning set forth in Section 6(i)(iv) below.

                  "IBS SHARES" has the meaning set forth in the preambles.

                  "IBS SPECIAL MEETING" has the meaning set forth in Section 6(c)(ii) below.

                  "IBS STOCKHOLDER" means any Person who or which holds any IBS Shares.

                  "IBS SUPERIOR PROPOSAL" has the meaning set forth in
Section 6(i)(ii) below.

                  "IBS SURVIVING CORPORATION" has the meaning set forth in
Section 2(b) below.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section 6(j)(ii) below.

                  "INFO" has the meaning set forth in the preambles.

                  "INFO 10-K" has the meaning set forth in Section 3(h)(i) below.

                  "INFO 10-Q" has the meaning set forth in Section 3(h)(i) below.

                  "INFO ACQUISITION PROPOSAL" means any proposal or offer (including, without limitation, any proposal or offer to the Info Stockholders) with respect to a merger, acquisition, consolidation, recapitalization, reorganization, liquidation, tender offer or exchange offer or similar transaction involving, or any purchase of 25% or more of the consolidated assets of, or any equity interest representing 25% or more of the voting power of, Info, but shall not include any proposal or offer relating to a sale of Info's interest in bigchalk.com, Inc.

                  "INFO ARTICLES OF MERGER" has the meaning set forth in Section 2(d) below.

                  "INFO BENEFIT PLAN" and "INFO BENEFIT PLANS" have the meanings set forth in Section 3(o)(i) below.

                  "INFO BOARD" means the board of directors of Info.

                  "INFO CONTRACTS" has the meaning set forth in Section 3(u) below.

                  "INFO DISCLOSURE LETTER" has the meaning set forth in Section 3(a) below.

                  "INFO DISSENTING HOLDER" has the meaning set forth in Section 2(e)(vii)(A)a.

                   "INFO EMPLOYEES" has the meaning set forth in Section 3(o)(i) below.

                  "INFO ERISA AFFILIATE" has the meaning set forth in Section 3(o)(iii) below.

                  "INFO FAIRNESS OPINION" means an opinion of First Union Securities, Inc., addressed to the Info Board, as to the fairness of the Info Per Share Merger Consideration to the Info Stockholders from a financial point of view.

                  "INFO INTELLECTUAL PROPERTY" has the meaning set forth in
Section 3(s) below.

                  "INFO MATERIAL ADVERSE EFFECT" has the meaning set forth in
Section 3(a) below.

                  "INFO MERGER" has the meaning set forth in the preambles.

                  "INFO MERGER CONSIDERATION" has the meaning set forth in
Section 2(e)(v)(A) below.

                  "INFO MERGER SUB" has the meaning set forth in the preambles.

                  "INFO MODIFICATION AMENDMENT" has the meaning set forth in
Section 6(h)(iv) below.

                  "INFO NOTICE PERIOD" has the meaning set forth in Section 6(h)(iv) below.

                  "INFO PENSION PLAN" has the meaning set forth in Section 3(o)(ii) below.

                  "INFO PER SHARE MERGER CONSIDERATION" has the meaning set forth in Section 2(e)(v)(A) below.

                  "INFO RECOMMENDATION MODIFICATION" has the meaning set forth in Section 6(h)(iv) below.

                  "INFO RECOMMENDATION MODIFICATION NOTICE" has the meaning set forth in Section 6(h)(iv) below.

                  "INFO REPORTS" has the meaning set forth in Section 3(g) below.

                  "INFO SHARES" has the meaning set forth in the preambles.

                  "INFO SPECIAL MEETING" has the meaning set forth in Section 6(c)(ii) below.

                  "INFO STOCKHOLDER" means any Person who or which holds any Info Shares.

                  "INFO SUPERIOR PROPOSAL" has the meaning set forth in Section 6(h)(ii) below.

                  "INFO SURVIVING CORPORATION" has the meaning set forth in
Section 2(b) below.

                   "JOINT PROXY STATEMENT/PROSPECTUS" has the meaning set forth in Section 6(c)(i) below.

                  "LOCKUP AGREEMENT" has the meaning set forth in Section 5(b) below.

                  "MERGERS" has the meaning set forth in the preambles.

                  "NASDAQ" has the meaning set forth in Section 6(c)(iii) below.

                  "ORDER" has the meaning set forth in Section 7(a)(v) below.

                  "OUTSIDE DATE" has the meaning set forth in Section 8(a)(ii) below.

                  "PARTY" has the meaning set forth in the preambles.

                  "PENNSYLVANIA BUSINESS CORPORATION LAW" means the Business Corporation Law of the Commonwealth of Pennsylvania.

                  "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

                  "REPRESENTATIVES" has the meaning set forth in Section 6(h)(i) below.

                  "REGISTRATION STATEMENT" has the meaning set forth in Section 6(c)(i) below.

                  "REQUIRED FAV CONSENTS" has the meaning set forth in Section 5(f) below.

                  "REQUIRED IBS CONSENTS" has the meaning set forth in Section 4(f) below.

                  "REQUIRED INFO CONSENTS" has the meaning set forth in Section 3(f) below.

                  "REQUISITE STOCKHOLDER APPROVAL" means, with respect to Info, the affirmative vote of a majority of the holders of the outstanding Info Shares in favor of the Info Merger and the adoption of this Agreement in accordance with the Pennsylvania Business Corporation Law or, with respect to IBS, the affirmative vote of a majority of the holders of the outstanding IBS Shares in favor of the IBS Merger and the adoption of this Agreement in accordance with the Delaware General Corporation Law.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "SECURITY INTEREST" means any mortgage, pledge, lien, encumbrance, charge or other security interest, other than (a) mechanic's, materialman's and similar liens; (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings; (c) purchase money liens and liens securing rental payments under capital lease arrangements; and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

                  "STOCK RIGHTS" means each option, warrant, purchase right, subscription right, conversion right, exchange right or other contract, commitment or security providing for the issuance or sale of any capital stock, or otherwise causing to become outstanding any capital stock.

                   "SUBSIDIARY" of a specified Person means any corporation, limited liability company, partnership, joint venture or other legal entity of which the specified Person (either alone or together with any other Subsidiary of the specified Person) owns, directly or indirectly, more than 50% of the stock or other equity, partnership, limited liability company or equivalent interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, or otherwise has the power to vote or direct the voting of sufficient securities to elect a majority of such board of directors or other governing body.

                  "TAXING AUTHORITY" means any federal, state, county, local or foreign government, taxing authority, subdivision or agency thereof.

                  "TAX OPINIONS" has the meaning set forth in Section 6(o) below.

                   "TAX RETURN" means any report, return, declaration or other information required to be supplied to a Taxing Authority in connection with Taxes.

                  "TAXES" means all taxes or other like assessments including, without limitation, income, withholding, gross receipts, excise, ad valorem, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes imposed by or payable to any Taxing Authority, including interest, penalties, additions to tax or additional amounts thereto.

                  "YEAR 2000 COMPLIANT" has the meaning set forth in Section 3(q) below.

2.       THE TRANSACTION.

         (a)      FORMATION OF HOLDING COMPANY AND SUBSIDIARIES.

                  (i) THE HOLDING COMPANY. IBS and Info have caused Holdco to be formed under the laws of the State of Delaware. The authorized capital stock of Holdco consists of 100,000,000 shares of common stock, par value $.001 per share (the "HOLDCO SHARES"), of which one share has been issued to IBS and one share has been issued to Info, and 15,000,000 shares of preferred stock, par value $.001 per share, none of which are issued and outstanding. The certificate of incorporation of Holdco is attached to this Agreement as Exhibit A (the "HOLDCO CHARTER"), and the by-laws of Holdco are attached to this Agreement as Exhibit B (the "HOLDCO BY-LAWS"). As promptly as practicable following the execution and delivery of this Agreement, Holdco will cause to be filed with the Secretary of State of the State of Delaware the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock in the form attached to this Agreement as Exhibit C designating 757,269 shares of Holdco's authorized preferred stock as Series A Convertible Preferred Stock (the "HOLDCO PREFERRED SHARES").

                  (ii) DIRECTORS AND OFFICERS OF HOLDCO. Prior to the Effective Time, the directors and officers of Holdco shall consist of equal numbers of representatives of IBS and Info as designated and elected by IBS and Info. IBS and Info shall take all requisite action to cause (i) the Holdco Board immediately following the Effective Time to consist of 11 directors, of whom three shall be designees of IBS, three shall be designees of Info, two shall be designees of First Avenue and three shall be independent directors (as defined in Nasdaq Rule 4200(a)(14)) jointly designated by IBS, Info and First Avenue, in each case to serve until their successors are duly elected and qualified and (ii) each person listed on Schedule 2(a)(ii) to be elected to the office of Holdco set forth opposite his or her name on such Schedule, in each case to serve until their successors are duly elected and qualified. Richard J. Masterson and Holdco have executed and delivered an Employment Agreement in the form of Exhibit D hereto, which Employment Agreement will be effective at the Effective Time.

                  (iii) ORGANIZATION OF MERGER SUBSIDIARIES. Holdco has caused IBS Merger Sub, Info Merger Sub and FAV Merger Sub to be organized for the sole purpose of effectuating the Mergers. The authorized capital stock of IBS Merger Sub consists of 3,000 shares of common stock, par value $.01 per share, of which 100 have been issued to Holdco at a price of $3.33 per share. The authorized capital stock of Info Merger Sub consists of 100 shares of common stock, par value $.001 per share, all of which have been issued to Holdco at a price of

         $3.33 per share. The authorized capital stock of FAV Merger Sub consists of 3,000 shares of common stock, par value $.01 per share, of which 100 have been issued to Holdco at a price of $3.33 per share.

                  (iv) ACTIONS OF IBS AND INFO. IBS and Info, as holders of all of the Holdco Shares, have approved this Agreement and have caused Holdco, as the sole stockholder of IBS Merger Sub, the sole stockholder of Info Merger Sub and the sole stockholder of FAV Merger Sub to approve this Agreement. Each of IBS and Info shall cause Holdco, and Holdco shall cause IBS Merger Sub, Info Merger Sub and FAV Merger Sub, to perform their respective obligations under this Agreement.

         (b) THE MERGERS. On and subject to the terms and conditions of this Agreement, at the Effective Time, (i) in the IBS Merger, IBS Merger Sub will be merged with and into IBS in accordance with the Delaware General Corporation Law, with IBS surviving the IBS Merger (the "IBS SURVIVING CORPORATION"), (ii) in the Info Merger, Info Merger Sub will be merged with and into Info in accordance with the Pennsylvania Business Corporation Law, with Info surviving the Info Merger (the "INFO SURVIVING CORPORATION") and (iii) in the FAV Merger, FAV Merger Sub will be merged with and into First Avenue in accordance with the Delaware General Corporation Law, with First Avenue surviving the FAV Merger ("FAV SURVIVING CORPORATION"). The Holdco Shares to be issued in connection with the IBS Merger and the Info Merger (including the Holdco Shares to be issued to the holders of Info Shares and IBS Shares and the Holdco Shares to be issued to holders of Stock Rights to purchase or otherwise acquire Info Shares or IBS Shares upon the exercise and according to the terms of such Stock Rights) and the Holdco Shares and Holdco Preferred Shares to be issued in the FAV Merger have been duly authorized by all necessary corporate action, and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be issued in compliance with the requirements of the Securities Act and applicable state securities or Blue Sky laws.

         (c) THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, New York, commencing at 9:00 a.m. local time on the third business day following the satisfaction (or, except as otherwise provided herein, waiver) of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "CLOSING DATE").

         (d) ACTIONS AT THE CLOSING. At the Closing, (i) Info will deliver to IBS the various certificates, instruments and documents referred to in
Section 7(a) below; (ii) IBS will deliver to Info the various certificates, instruments and documents referred to in Section 7(b) below, respectively; (iii) First Avenue will deliver to IBS, Info and Holdco the various certificates, instruments and documents referred to in Section 7(a), Section 7(b) and
Section 7(d) below; (iv) each of IBS and Info will deliver to First Avenue the various certificates, instruments and documents referred to in Section 7(c) below; (v) IBS Merger Sub and IBS will file with the Secretary of State of the State of Delaware a Certificate of Merger with respect to the IBS Merger in such form as required by and executed in accordance with the relevant provisions of the Delaware General Corporation Law (the "IBS CERTIFICATE OF MERGER"); (vi) Info Merger Sub and Info will file with the Secretary of State of the Commonwealth of Pennsylvania Articles of Merger with respect to the Info Merger in such form as required by and executed in accordance with the relevant provisions of the Pennsylvania Business Corporation Law (the "INFO ARTICLES OF MERGER"); (vii) FAV Merger Sub and First Avenue will file with the Secretary of State of the State of Delaware a Certificate of Merger with respect to the FAV Merger in such form as required by and executed in accordance with the relevant provisions of the Delaware General Corporation Law (the "FAV CERTIFICATE OF MERGER"); and (viii) Holdco will deliver or cause to be delivered the Exchange Fund to the Exchange Agent in the manner provided below in Section 2(f) below.

         (e)      EFFECT OF MERGERS.

                  (i) GENERAL. The Mergers shall become effective at the date and time (the "EFFECTIVE TIME") (A) that the IBS Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware, the Info Articles of Merger have been duly filed with the Secretary of State of the Commonwealth of Pennsylvania and the FAV Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or (B) at such later time as the Parties may agree and specify in each of the IBS Certificate of Merger, the Info Articles of Merger and the FAV Certificate of Merger; provided that all of the Mergers shall become effective simultaneously. The IBS Merger and the FAV Merger shall have the effects set forth in the Delaware General Corporation Law, and the Info Merger shall have the effects set forth in the Pennsylvania Business Corporation Law. Holdco, the IBS Surviving Corporation, in the name and on behalf of IBS, the Info Surviving Corporation, in the name and on behalf of Info, and the FAV Surviving Corporation, in the name and on behalf of First Avenue, may, at any time after the Effective Time, take any action (including executing and delivering any document) in order to carry out and effectuate the transactions contemplated by this Agreement.

                  (ii) CHARTERS. The certificate of incorporation of IBS Merger Sub shall continue as the certificate of incorporation of the IBS Surviving Corporation until thereafter amended in accordance with its terms and as provided by law. The articles of incorporation of Info Merger Sub shall continue as the articles of incorporation of the Info Surviving Corporation until thereafter amended in accordance with its terms and as provided by law. The certificate of incorporation of FAV Merger Sub shall continue as the certificate of incorporation of the FAV Surviving Corporation until thereafter amended in accordance with its terms and as provided by law.

                  (iii) BY-LAWS. The by-laws of IBS Merger Sub in effect immediately prior to the Effective Time shall be the by-laws of the IBS Surviving Corporation until thereafter amended in accordance with their terms and as provided by law. The by-laws of Info in effect immediately prior to the Effective Time shall be the by-laws of the Info Surviving Corporation until thereafter amended in accordance with their terms and as provided by law. The by-laws of FAV Merger Sub in effect immediately prior to the Effective Time shall be the by-laws of the FAV Surviving Corporation until thereafter amended in accordance with their terms and as provided by law.

                  (iv) DIRECTORS AND OFFICERS. The directors and officers of IBS Merger Sub immediately prior to the Effective Time shall be the directors and officers of the IBS Surviving Corporation at and as of the Effective Time (retaining their respective positions and terms of office), until the earlier of their respective resignation, removal or otherwise ceasing to be a director or officer, respectively, or until their respective successors are duly elected and qualified, as the case may be. The directors and officers of Info Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Info Surviving Corporation at and as of the Effective Time (retaining their respective positions and terms of office), until the earlier of their respective resignation, removal or otherwise ceasing to be a director or officer, respectively, or until their respective successors are duly elected and qualified, as the case may be. The directors and officers of FAV Merger Sub immediately prior to the Effective Time shall be the directors and officers of the FAV Surviving Corporation at and as of the Effective Time (retaining their respective positions and terms of office), until the earlier of their respective resignation, removal or otherwise ceasing to be a director or officer, respectively, or until their respective successors are duly elected and qualified, as the case may be.

                  (v)      CONVERSION OF SHARES.

                           (A)      SHARES OF INFO. At and as of the
         Effective Time, each issued and outstanding Info Share (other than any Info Shares owned by IBS, Info or any Info Dissenting Holder) shall be converted into the right to receive one fully paid and nonassessable Holdco Share (the "INFO PER SHARE MERGER CONSIDERATION"). All such Info Shares shall no longer be outstanding, shall be canceled and shall cease to exist, and each holder of a certificate representing any such Info Shares shall thereafter cease to have any rights with respect to such Info Shares, except the right to receive the Info Per Share Merger Consideration for each such Info Share and any unpaid dividends and distributions, if any, to which the holder of such Info Shares is entitled pursuant to Section 2(f) upon the surrender of such certificate in accordance with Section 2(f) below (collectively, with respect to all such Info Shares, the "INFO MERGER CONSIDERATION"); PROVIDED, HOWEVER, that the Info Per Share Merger Consideration shall be subject to proportionate adjustment, as appropriate, in the event of any stock split, stock dividend or reverse stock split of Info, IBS, First Avenue or Holdco. At and as of the Effective Time, each Info Share owned by IBS or Info shall be canceled without payment therefor. No Info Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(e)(v)(A) after the Effective Time. Notwithstanding anything to the contrary in this Section 2(e)(v)(A), no fractional Holdco Shares shall be issued to then former holders of Info Shares. In lieu thereof, each then former holder of an Info Share who would otherwise have been entitled to receive a fraction of a Holdco Share (after taking into account all certificates delivered by such then former holder at any one time) shall receive an amount in cash (without interest) equal to such fraction of a Holdco Share multiplied by the Fractional Share Value.

                           (B) SHARES OF IBS. At and as of the Effective Time, each issued and outstanding IBS Share (other than any IBS Shares owned by IBS, Info or any IBS Dissenting Holder) shall be converted into the right to receive one fully paid and nonassessable Holdco Share (the "IBS PER SHARE MERGER CONSIDERATION"). All such IBS Shares shall no longer be outstanding, shall be canceled and shall cease to exist, and each holder of a certificate representing any such IBS Shares shall thereafter cease to have any rights with respect to such IBS Shares, except the right to receive the IBS Per Share Merger Consideration for each such IBS Share and any unpaid dividends and distributions, if any, to which the holder of such IBS Shares is entitled pursuant to Section 2(f) upon the surrender of such certificate in accordance with Section 2(f) below (collectively, with respect to all such IBS Shares, the "IBS MERGER CONSIDERATION"), PROVIDED, HOWEVER, that (A) the IBS Per Share Merger Consideration shall be subject to proportionate adjustment, as appropriate, in the event of any stock split, stock dividend or reverse stock split of IBS, Info, First Avenue or Holdco. At and as of the Effective Time, each IBS Share owned by IBS or Info shall be canceled without payment therefor. No IBS Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(e)(v)(B) after the Effective Time. Notwithstanding anything to the contrary in this Section 2(e)(v)(B), no fractional Holdco Shares shall be issued to then former holders of IBS Shares. In lieu thereof, each then former holder of an IBS Share who would otherwise have been entitled to receive a fraction of a Holdco Share (after taking into account all certificates delivered by such then former holder at any one time) shall receive an amount in cash equal to such fraction of a Holdco Share multiplied by the Fractional Share Value.

                           (C) SHARES OF FIRST AVENUE. At and as of the Effective Time, each issued and outstanding First Avenue Common Share shall be converted into the right to receive

         1.514538 fully paid and nonassessable Holdco Shares (the "FAV PER COMMON SHARE MERGER CONSIDERATION"), and each issued and outstanding First Avenue Preferred Share shall be converted into the right to receive 1.514538 fully paid and nonassessable Holdco Preferred Shares (the "FAV PER PREFERRED SHARE MERGER CONSIDERATION"). All such First Avenue Shares shall no longer be outstanding, shall be canceled and shall cease to exist, and each holder of a certificate representing any such First Avenue Shares shall thereafter cease to have any rights with respect to such First Avenue Shares, except the right to receive the FAV Per Common Share Merger Consideration or the FAV Per Preferred Share Merger Consideration, as the case may be, for each such First Avenue Share and any unpaid dividends and distributions, if any, to which the holder of such First Avenue Shares is entitled pursuant to Section 2(f) upon the surrender of such certificate in accordance with Section 2(f) below (collectively, with respect to all such First Avenue Shares, the "FAV MERGER CONSIDERATION"), PROVIDED, HOWEVER, that the FAV Per Common Share Merger Consideration and the FAV Per Preferred Share Merger Consideration shall be subject to proportionate adjustment, as appropriate, in the event of any stock split, stock dividend or reverse stock split of IBS, Info, First Avenue or Holdco. No First Avenue Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(e)(v)(C) after the Effective Time. Notwithstanding anything to the contrary in this
         Section 2(e)(v)(C), no fractional Holdco Shares or Holdco Preferred Shares shall be issued to any former First Avenue Stockholder. In lieu thereof, to the extent that a former First Avenue Stockholder would otherwise have been entitled to receive a fraction of a Holdco Share or of a Holdco Preferred Share, such former First Avenue Stockholder shall receive an amount in cash (without interest) equal to such fraction of a Holdco Share or of a Holdco Preferred Share, as the case may be, multiplied by the Fractional Share Value.

                  (D) SHARES OF IBS MERGER SUB. At the Effective Time each issued and outstanding share of common stock, par value $.01 per share, of IBS Merger Sub shall be converted into one fully paid and nonassessable share of common stock, par value $.01 per share, of the IBS Surviving Corporation.

                  (E) SHARES OF INFO MERGER SUB. At the Effective Time each issued and outstanding share of common stock, par value $.001 per share, of Info Merger Sub shall be converted into one fully paid and nonassessable share of common stock, par value $.001 per share, of the Info Surviving Corporation.

                  (F) SHARES OF FAV MERGER SUB. At the Effective Time each issued and outstanding share of common stock, par value $.01 per share, of FAV Merger Sub shall be converted into one fully paid and nonassessable share of common stock, par value $.01 per share, of the FAV Surviving Corporation.

         (vi) CONVERSION OF STOCK RIGHTS. Each of the Parties shall take all such action as may be necessary to cause, at the Effective Time, each Stock Right granted by Info to purchase Info Shares, or granted by IBS to purchase IBS Shares, which is outstanding and unexercised immediately prior thereto (whether or not vested or exercisable), to be converted automatically into an equivalent Stock Right to purchase Holdco Shares in an amount and at an exercise price determined as follows:

                                    (x) The number of Holdco Shares to be
                                    subject to the new Stock Right shall be
                                    equal to the number of Info Shares or IBS
                                    Shares, as the case may be, subject to the original Stock Right; and

                                    (y) The exercise price per Holdco Share
                                    under the new Stock Right shall be equal to the exercise price per Info Share or IBS Share, as the case may be, under the original Stock Right.

         The adjustments provided herein with respect to any original Stock Rights which are "INCENTIVE STOCK OPTIONS" (as defined in Section 422 of the Code) shall be and are intended to be effected in a manner which is consistent with Section 424(a) of the Code. Each option plan of Info and of IBS and each warrant or convertible security under which the original Stock Rights were issued shall be assumed by Holdco, and the duration and other terms of the new Stock Rights shall be the same as the original Stock Rights, except that all references to Info or IBS shall be deemed to be references to Holdco. At the Effective Time, Holdco shall deliver to then former holders of original Stock Rights appropriate agreements representing the right to acquire Holdco Shares on the terms and conditions set forth in this Section 2(e)(vi).

         Holdco shall take all corporate action necessary to reserve for issuance a sufficient number of Holdco Shares for delivery upon exercise of the new Stock Rights in accordance with this Section 2(e)(vi). Holdco shall file a registration statement on Form S-8 (or any successor form) or another appropriate form, and use its reasonable best efforts to cause such Form S-8 to become effective at or as soon as practicable after the Effective Time, with respect to Holdco Shares subject to employee stock options included in the Stock Rights and shall use reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding. Holdco shall promptly take any action required to be taken under state securities or Blue Sky laws in connection with the issuance of Holdco Shares in connection with employee options included in the Stock Rights. With respect to those individuals who subsequent to the Mergers will be subject to the reporting requirements under Section 16(a) of the Securities Exchange Act, Holdco shall administer the option plans assumed pursuant to this
         Section 2(e)(vi) in a manner that complies with Rule 16b-3 promulgated under the Securities Exchange Act to the extent the Info option plan or the IBS option plan, as the case may be, complied with such rule prior to the Merger.

         (vii)    DISSENTERS' RIGHTS.

                  (A)      INFO DISSENTING HOLDERS.

                           a.       No conversion under Section 2(e)(v)(A)
hereof shall be made with respect to the Info Shares held by an Info Dissenting Holder; PROVIDED, HOWEVER, that each Info Share outstanding immediately prior to the Effective Time and held by an Info Dissenting Holder who shall, after the Effective Time, withdraw his demand for appraisal or lose his right of appraisal, in either case pursuant to the applicable provisions of the Pennsylvania Business Corporation Law, shall be deemed to be converted, as of the Effective Time, into the Info Merger Consideration as set forth in Section 2(e)(v)(A) hereof. The term "INFO DISSENTING HOLDER" means a holder of Info Shares who has demanded appraisal rights in compliance with the applicable provisions of the Pennsylvania Business Corporation Law concerning the right of such holder to dissent from the Info Merger and demand appraisal of such holder's Info Shares.

                           b.       Any Info Dissenting Holder (x) who files
with Info a written objection to the Info Merger before the taking of the votes to approve this Agreement by the Info Stockholders and who states in such objection that he intends to demand payment for his Info Shares if the Info Merger is concluded and (y) whose Info Shares are not voted in favor of the Info Merger shall be entitled to demand payment from Info for his Info Shares and an appraisal of the value thereof, in accordance with the provisions of Sections 1571 ET SEQ. of the Pennsylvania Business Corporation Law.

                  (B)      IBS DISSENTING HOLDERS.

                           a.       No conversion under Section 2(e)(v)(B)
hereof shall be made with respect to IBS Shares held by an IBS Dissenting Holder; PROVIDED, HOWEVER, that each IBS Share outstanding immediately prior to the Effective Time and held by an IBS Dissenting Holder who shall, after the Effective Time, withdraw his demand for appraisal or lose his right of appraisal, in either case pursuant to the applicable provisions of the Delaware General Corporation Law, shall be deemed to be converted, as of the Effective Time, into the IBS Merger Consideration as set forth in Section 2(e)(v)(B) hereof. The term "IBS DISSENTING HOLDER" means a holder of IBS Shares who has demanded appraisal rights in compliance with the applicable provisions of the Delaware General Corporation Law concerning the right of such holder to dissent from the IBS Merger and demand appraisal of such holder's IBS Shares.

                           b.       Any IBS Dissenting Holder (x) who files
with IBS a written objection to the IBS Merger before the taking of the votes to approve this Agreement by the IBS Stockholders and who states in such objection that he intends to demand payment for his IBS Shares if the IBS Merger is concluded and (y) whose IBS Shares are not voted in favor of the IBS Merger shall be entitled to demand payment from IBS for his IBS Shares and an appraisal of the value thereof, in accordance with the provisions of
Section 262 of the Delaware General Corporation Law.

         (f)      PROCEDURE FOR EXCHANGE .

                  (i) Prior to the Effective Time, IBS and Info will select a bank or trust company to act as exchange agent (the "EXCHANGE AGENT") hereunder. At or prior to the Effective Time, Holdco shall deposit with the Exchange Agent a corpus (the "EXCHANGE FUND") consisting of Holdco Shares and cash sufficient to permit the Exchange Agent to make full payment of the Info Merger Consideration to the holders of all of the issued and outstanding Info Shares (other than any Info Shares owned by IBS or Info) and of the IBS Merger Consideration to the holders of all of the issued and outstanding IBS Shares (other than any IBS Shares owned by IBS or Info). Cash utilized to pay any Info Merger Consideration will be provided by Info, and cash utilized to pay any IBS Merger Consideration will be provided by IBS. Promptly following the Effective Time, Holdco will cause the Exchange Agent to mail a letter of transmittal (with instructions for its use) in a form to be mutually agreed upon by Info and IBS prior to Closing to each holder of issued and outstanding Info Shares or IBS Shares (other than any Info Shares or IBS Shares owned by IBS or Info) for the holder to use in surrendering the certificates which, immediately prior to the Effective Time, represented his or its Info Shares or IBS Shares against payment of the applicable Merger Consideration to which such holder is entitled pursuant to Section 2(e)(v). Upon surrender to the Exchange Agent of such certificates, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, Holdco shall promptly cause to be issued a certificate representing that number of whole Holdco Shares and a check representing the amount of cash in lieu of any fractional shares and unpaid dividends and distributions, if any, to which such Persons are entitled, after giving effect to any required tax withholdings as provided in Section 2(f)(ix). No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to recipients of Holdco Shares.

                  (ii) Info will cause its transfer agent to furnish promptly to Holdco a list, as of a recent date, of the record holders of Info Shares and their addresses, as well as mailing labels containing the names and addresses of all record holders of Info Shares and lists of security positions of Info Shares held in stock depositories. Info will furnish Holdco with such additional information (including, but not limited to, updated lists of holders of Info Shares and their addresses, mailing labels and lists of security positions) and such other assistance as Holdco or its agents may reasonably request.

                  (iii) IBS will cause its transfer agent to furnish promptly to Holdco a list, as of a recent date, of the record holders of IBS Shares and their addresses, as well as mailing labels containing the names and addresses of all record holders of IBS Shares and lists of security positions of IBS Shares held in stock depositories. IBS will furnish Holdco with such additional information (including, but not limited to, updated lists of holders of IBS Shares and their addresses, mailing labels and lists of security positions) and such other assistance as Holdco or its agents may reasonably request.

                  (iv) Holdco may cause the Exchange Agent to invest the cash included in the Exchange Fund in one or more investments selected by Holdco; PROVIDED, HOWEVER, that the terms and conditions of the investments shall be such as to permit the Exchange Agent to make prompt payment of the applicable Merger Consideration as necessary. Holdco may cause the Exchange Agent to pay over to Holdco any net earnings with respect to the investments, and Holdco will replace promptly any portion of the Exchange Fund which the Exchange Agent loses through investments.

                  (v) Holdco may cause the Exchange Agent to pay over to Holdco any portion of the Exchange Fund (including any earnings thereon) remaining 180 days after the Effective Time, and thereafter all former stockholders of Info and IBS shall be entitled to look to Holdco (subject to abandoned property, escheat and other similar laws) as general creditors thereof with respect to the applicable Merger Consideration and any cash payable upon surrender of their certificates. To the extent that property would escheat under applicable law, it shall, immediately prior to such escheat being required under applicable law and to the extent permissible under applicable law, become the property of Holdco, free and clear of all claims of former stockholders of Info or IBS.

                  (vi) Holdco shall pay all charges and expenses of the Exchange Agent.

                  (vii) At or as soon as practicable following the Effective Time, Holdco shall deliver to each First Avenue Stockholder the number of Holdco Shares or Holdco Preferred Shares, as the case may be, to which such First Avenue Stockholder is entitled pursuant to Section 2(e)(v)(C) and a check representing the amount of cash in lieu of any fractional shares and unpaid dividends and distributions, if any, to which such Persons are entitled, after giving effect to any required tax withholdings as provided in
         Section 2(f)(ix), on the condition that such First Avenue Stockholder shall have surrendered to Holdco certificates representing the First Avenue Common Shares or First Avenue Preferred Shares converted in the FAV Merger and shall have delivered to Holdco a certificate in form and substance reasonably satisfactory to Holdco to the effect that such First Avenue Stockholder (A) is the owner of such First Avenue Common Shares or First Avenue Preferred Shares, as the case may be, free and clear of liens, charges and encumbrances, (B) is an "accredited investor" (as defined in Rule 501 promulgated under the Securities Act or a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act) and (C) acknowledges that the Holdco Shares or Holdco Preferred Shares into which such First Avenue Stockholder's First Avenue Shares have been converted have not been registered under the Securities Act and cannot be transferred in the absence of an effective registration statement with respect to such Holdco Shares or Holdco Preferred Shares under the Securities Act or an exemption from registration. It is acknowledged that the certificates for Holdco Shares and

         Holdco Preferred Shares to be issued to each First Avenue Stockholder shall include a legend to the effect set forth in clause
         (C) above. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to recipients of Holdco Shares or Holdco Preferred Shares.

                  (viii) If payment is to be made pursuant to Section 2(f)(i) to a Person other than the registered holder of the certificate surrendered, it shall be a condition of such payment that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of the certificate surrendered or establish to the reasonable satisfaction of Holdco or (in the case of payment to be made from the Exchange Fund) the Exchange Agent that such tax has been paid or is not applicable. In the event any certificate representing IBS Shares, Info Shares or First Avenue Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, Holdco will issue in exchange for such lost, stolen or destroyed certificate the applicable Merger Consideration deliverable in respect thereof; PROVIDED, HOWEVER, the Person to whom such Merger Consideration is paid shall, as a condition precedent to the payment thereof, give Holdco a bond in such sum as it may direct or otherwise indemnify Holdco in a manner reasonably satisfactory to it against any claim that may be made against Holdco with respect to the certificate alleged to have been lost, stolen or destroyed. No dividends or other distributions having a record date after the Effective Time with respect to Holdco Shares or Holdco Preferred Shares and payable to the holders of record thereof shall be paid to the holder of any unsurrendered certificate until the holder thereof shall surrender such certificate in accordance with this Section 2(f). After the surrender of a certificate in accordance with this Section 2(f), the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to the Holdco Shares or Holdco Preferred Shares represented by such certificate. No holder of an unsurrendered certificate shall be entitled, until the surrender of such certificate, to vote the Holdco Shares or Holdco Preferred Shares into which his or its IBS Shares, Info Shares or First Avenue Shares shall have been converted into the right to receive.

                  (ix) Holdco shall be entitled to deduct and withhold from the applicable Merger Consideration otherwise payable to any Info Stockholder, IBS Stockholder or First Avenue Stockholder such amounts as it is required to deduct and withhold with respect to such payment under the Code or any provision of state, local or foreign Tax law. Any amount so deducted and withheld shall be treated for all purposes of this Agreement as having been paid to the Info Stockholder, IBS Stockholder or First Avenue Stockholder from whose payment of the applicable Merger Consideration such amount was deducted and withheld.

         (g) CLOSING OF TRANSFER RECORDS. After the Effective Time, no transfer of Info Shares outstanding prior to the Effective Time shall be made on the stock transfer books of the Info Surviving Corporation; no transfer of IBS Shares outstanding prior to the Effective Time shall be made on the stock transfer books of the IBS Surviving Corporation; and no transfer of First Avenue Shares outstanding prior to the Effective Time shall be made on the stock transfer books of the FAV Surviving Corporation. If, after the Effective Time, certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for certificates representing Holdco Shares or Holdco Preferred Shares, as the case may be, cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any, as provided in Section 2(f).

         3. REPRESENTATIONS AND WARRANTIES OF INFO. Info represents and warrants to IBS and First Avenue:

                  (a) ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Info is a corporation duly organized, validly existing and in good standing under the laws of Pennsylvania. Each of Info's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of Info and its Subsidiaries is duly authorized to conduct business and is qualified as a foreign corporation and in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification or failure to be in good standing would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Info and its Subsidiaries taken as a whole or on the ability of Info to consummate the transactions contemplated by this Agreement (an "INFO MATERIAL ADVERSE EFFECT"). Each of Info and its Subsidiaries has full corporate power and corporate authority, and all foreign, federal, state and local governmental permits, licenses and consents, required to carry on the businesses in which it is engaged and to own and use the properties owned and used by it, except for such permits, licenses and consents the failure of which to have would not reasonably be expected to have an Info Material Adverse Effect. Info does not own any equity interest in any corporation, partnership, limited liability company, joint venture or other legal entity other than those listed in Section 3(a) of the Info Disclosure Letter accompanying this Agreement (the "INFO DISCLOSURE LETTER"). The jurisdiction of incorporation of each Subsidiary of Info is listed in Section 3(a) of the Info Disclosure Letter. Info has delivered to IBS a true, complete and correct copy of the articles of incorporation (or comparable charter document) and by-laws, each as amended to date, of Info and all of its Subsidiaries. Neither Info nor any of its Subsidiaries is in violation of any provision of its articles of incorporation (or comparable charter document) or by-laws.

                  (b) CAPITALIZATION. The entire authorized capital stock of Info consists of 1,250,000 shares of preferred stock (of which 5,000 were designated as Series A Convertible Preferred Stock, no par value per share), none of which are issued and outstanding, 50,000,000 Info Shares, of which 12,124,633 Info Shares were issued and outstanding as of June 30, 2000, and 100,000 shares of Class B Common Stock, no par value per share, all of which the holder has elected to convert to Info Shares, and 2,000,000 shares of Class C Common Stock, no par value, none of which are issued and outstanding. All of the issued and outstanding Info Shares have been duly authorized and are validly issued, fully paid and nonassessable, and none have been issued in violation of any preemptive or similar right granted by Info. Except as set forth in Section 3(b) of the Info Disclosure Letter, no warrants of Info were outstanding. As of June 30, 2000, 1,681,137 Info Shares were subject to issuance pursuant to stock options issued under Info Benefit Plans. Except as set forth above or in Section 3(b) of the Info Disclosure Letter, neither Info nor any of its Subsidiaries has any outstanding or authorized Stock Rights, and there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to Info or any of its Subsidiaries. Except as set forth in Section 3(b) of the Info Disclosure Letter, there are no rights, contracts, commitments or arrangements obligating Info to redeem, purchase or acquire, or offer to purchase, redeem or acquire, any outstanding shares of, or any outstanding options, warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of Info.

                  (c) SUBSIDIARIES. Except as set forth in Section 3(c) of the Info Disclosure Letter, Info owns, directly or indirectly, 100% of the outstanding shares of capital stock of each of its Subsidiaries free and clear of any Security Interest and each such share of capital stock has been duly authorized and is validly issued, fully paid and nonassessable, and none of such shares of capital stock has been issued in violation of any preemptive or similar right. No shares of capital stock of, or other equity interests in, any Subsidiary of Info are reserved for issuance, and there are no contracts, agreements, commitments or arrangements obligating Info or any of its Subsidiaries (i) to offer, sell, issue, grant, pledge, dispose of or encumber any shares of capital stock of, or other equity interests in, or any options, warrants or rights of any kind to acquire any shares of capital stock of, or other equity interests in, any of the Subsidiaries of Info or (ii) to redeem, purchase or acquire, or offer to purchase or acquire, any outstanding shares of capital stock of, or other equity interests in, or any outstanding options, warrants or rights of any kind to acquire any shares of capital stock of, or other equity interest in, or any outstanding securities that are convertible into or exchangeable for, any shares of capital stock of, or other equity interests in, any of the Subsidiaries of Info.

                  (d)      VOTING ARRANGEMENTS. Except as set forth in
Section 3(d) of the Info Disclosure Letter or in Info Reports filed prior to the date hereof, there are no voting trusts, proxies or other similar agreements or understandings to which Info or any of its Subsidiaries is a party or by which Info or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of Info or any of its Subsidiaries or with respect to the registration of the offering, sale or delivery of any shares of capital stock of Info or any of its Subsidiaries under the Securities Act. There are no issued or outstanding bonds, debentures, notes or other indebtedness of Info having the right to vote on any matters on which stockholders of Info may vote.

                  (e) AUTHORIZATION OF TRANSACTION. Info has full power and authority (including full corporate power and corporate authority), and has taken all required action, necessary to properly execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement constitutes the valid and legally binding obligation of Info, enforceable in accordance with its terms and conditions, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law; PROVIDED, HOWEVER, that Info cannot consummate the Info Merger unless and until it receives the Requisite Stockholder Approval of the Info Stockholders.

                  (f) NONCONTRAVENTION. Except as disclosed in Section 3(f) of the Info Disclosure Letter, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree or other restriction of any government, governmental agency or court of competent jurisdiction (a "GOVERNMENT ENTITY") to which Info or any of its Subsidiaries is subject or any provision of the charter or by-laws of Info or any of its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Info or any of its Subsidiaries is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not reasonably be expected to have an Info Material Adverse Effect or except as set forth in Section 3(f) of the Info Disclosure Letter. Other than as required under the provisions of the Hart-Scott-Rodino Act, the Pennsylvania Business Corporation Law, Nasdaq, the Securities Exchange Act, the Securities Act and state securities laws, neither Info nor any of its Subsidiaries needs to give any notice to, make any filing with or obtain any authorization, consent or approval of any Government Entity in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file or to obtain any authorization, consent or approval would not reasonably be expected to have an Info Material Adverse Effect. "REQUIRED INFO CONSENTS" means any authorization, consent or approval of a Government Entity or other third party required to be obtained pursuant to any state securities laws or so that a matter set forth in
Section 3(f) of the Info Disclosure Letter would not be reasonably expected to have an Info Material Adverse Effect for purposes of this Section 3(f).

                  (g) FILINGS WITH THE SEC. Info has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act (collectively, the "INFO REPORTS"). Each of the Info Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. None of the Info Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (h)      FINANCIAL STATEMENTS.

                           (i) Info has filed an Annual Report on Form 10-K (the "INFO 10-K") for the fiscal year ended December 31, 1999 and a Quarterly Report on Form 10-Q (the "INFO 10-Q") for the fiscal quarter ended March 31, 2000. The financial statements included in the Info 10-K and the Info 10-Q (including the related notes and schedules) have been prepared from the books and records of Info and its Subsidiaries in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and present fairly in all material respects the financial condition of Info and its Subsidiaries as of the indicated dates and the results of operations and cash flows of Info and its Subsidiaries for the periods set forth therein (subject in the case of quarterly financial statements to the absence of complete footnotes and subject to normal year-end audit adjustments and fourth quarter adjustments disclosed in such footnotes).

                           (ii) From January 1, 2000 until the date of this Agreement, Info and its Subsidiaries have not incurred any liabilities that are of a nature that would be required to be disclosed on a balance sheet of Info and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than (A) liabilities incurred in the ordinary course of business that would not, individually or in the aggregate, reasonably be expected to have an Info Material Adverse Effect or (B) liabilities disclosed in Section 3(h) of the Info Disclosure Letter or in Info Reports filed prior to the date hereof.

                  (i) EVENTS SUBSEQUENT TO JANUARY 1, 2000. From January 1, 2000 to the date of this Agreement, except as disclosed in the Info Reports filed prior to the date hereof or except as set forth in Section 3(i) of the Info Disclosure Letter, (i) Info and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any transaction other than according to, the ordinary and usual course of such businesses, and (ii) there has not been (A) any change in the financial condition, business or results of operations of Info or any of its Subsidiaries, or any development or combination of developments relating to Info or any of its Subsidiaries of which management of Info has knowledge, and which would reasonably be expected to have an Info Material Adverse Effect; (B) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of Info, or any redemption, repurchase or other reacquisition of any of the capital stock of Info; (C) any change by Info in accounting principles, practices or methods materially affecting the reported consolidated assets, liabilities or results of operations of Info;
(D) any increase in the compensation of any officer of Info or any of its Subsidiaries or grant of any general salary or benefits increase to the employees of Info or any of its Subsidiaries other than in the ordinary course of business consistent with past practices; (E) any issuance or sale of any capital stock or other securities (including any Stock Rights) by Info or any of its Subsidiaries of any kind, other than upon exercise of Stock Rights issued by or binding upon Info; (F) any material modification, amendment or change to the terms or conditions of any Stock Right; (G) any split, combination, reclassification, redemption, repurchase or other reacquisition of any capital stock or other securities of Info or any of its Subsidiaries; or (H) any creation or assumption by Info of any lien on any asset of Info or any of its Subsidiaries other than in the ordinary course of business consistent with past practice.

                  (j) COMPLIANCE. Except as set forth in Section 3(j) of the Info Disclosure Letter or in Info Reports filed prior to the date hereof, Info and its Subsidiaries are in compliance with all applicable foreign, federal, state and local laws, rules and regulations and all court orders, judgments and decrees to which any of them is a party, except where the failure to be in compliance would not reasonably be expected to have an Info Material Adverse Effect.

                  (k)      BROKERS' AND OTHER FEES. Except as set forth in
Section 3(k) of the Info Disclosure Letter, none of Info and its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                  (l)      LITIGATION AND LIABILITIES. Except as disclosed in
Section 3(l) of the Info Disclosure Letter or in Info Reports filed prior to the date hereof, there are (i) no actions, suits or proceedings pending or, to the knowledge of Info, threatened against Info or any of its Subsidiaries, or any facts or circumstances known to Info which may give rise to an action, suit or proceeding against Info or any of its Subsidiaries, which would reasonably be expected to have an Info Material Adverse Effect, and (ii) no obligations or liabilities of Info or any of its Subsidiaries, whether accrued, contingent or otherwise, known to Info which would reasonably be expected to have an Info Material Adverse Effect.

                  (m) TAXES. Except as set forth in Section 3(m) of the Info Disclosure Letter, Info and each of its Subsidiaries have duly filed or caused to be duly filed on their behalf all federal, state, local and foreign Tax Returns required to be filed by them, and have duly paid, caused to be paid or made adequate provision for the payment of all Taxes required to be paid in respect of the periods covered by such Tax Returns, except where the failure to file such Tax Returns or to pay such Taxes would not reasonably be expected to have an Info Material Adverse Effect. Except as set forth in
Section 3(m) of the Info Disclosure Letter, no claims for Taxes have been asserted against Info or any of its Subsidiaries and no material deficiency for any Taxes has been proposed, asserted or assessed which has not been resolved or paid in full. To the knowledge of Info, no Tax Return or taxable period of Info or any of its Subsidiaries is under examination by any Taxing Authority, and neither Info nor any of its Subsidiaries has received written notice of any pending audit by any Taxing Authority. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Return for any period of Info or any or its Subsidiaries. Except as set forth in Section 3(m) of the Info Disclosure Letter, there are no tax liens other than liens for Taxes not yet due and payable relating to Info or any of its Subsidiaries. Except as provided in Section 3(m) of the Info Disclosure Letter, neither Info nor any of its Subsidiaries has made payment of or is a party to any agreement or contract which would obligate it to make payment of any "EXCESS PARACHUTE PAYMENT" within the meaning of Section 280G of the Code. Neither Info nor any of its Subsidiaries has filed any consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset owned by Info or any of its Subsidiaries. Info has not been and is not a United States real property holding company (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Neither Info nor any of its Subsidiaries is a party to any tax allocation or sharing agreement. None of Info or its Subsidiaries (x) has been a member of an "AFFILIATED GROUP," within the meaning of Section 1504(a) of the Code, other than a group the common parent of which was Info or (y) has any liability for the Taxes of any person (other than any of Info or its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law or as a transferee, successor, by contract or otherwise. Info has withheld and has timely paid over to the proper Taxing Authorities all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid to any shareholder, employee, independent contractor, creditor or other third party, except where any failure to do any of the foregoing would not reasonably be expected to having an Info Material Adverse Effect. Info's tax basis in its assets for purposes of determining its future amortization, depreciation and other federal income tax deductions is accurately reflected in all material respects on Info's tax books and records. Info has disclosed on its Tax Returns all positions taken therein that could give rise to substantial understatement of tax within the meaning of Code Section 6662. For the period from May 1996 until (but not including) the Closing Date, there has not been and will not be an ownership change of Info within the meaning of Code Section 382(g). Section 3(m) of the Info Disclosure Letter (i) sets forth the estimated amount of Info's net operating loss carryforwards

("NOLs") available as of December 31, 1999 to offset its income for federal income tax purposes and identifies limitations under Code Section 382 and
(ii) sets forth the date as of which such NOLs are schedule to commence expiring.

                  (n) FAIRNESS OPINION. First Union Securities, Inc. has delivered the Info Fairness Opinion to the Info Board, and a true and complete copy thereof has been furnished to IBS.

                  (o) EMPLOYEE BENEFITS. Except as set forth in Section 3(o) of the Info Disclosure Letter:

                           (i) All material pension, profit-sharing, deferred compensation, savings, stock bonus and stock option plans, and all employee benefit plans, whether or not covered by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which are sponsored by Info, any Subsidiary of Info or any Info ERISA Affiliate (as defined below) of Info or to which Info, any Subsidiary of Info or any Info ERISA Affiliate of Info makes contributions, and which cover employees of Info or any Subsidiary (the "INFO EMPLOYEES") or former employees of Info or any Subsidiary, all employment or severance contracts with employees of Info or its Subsidiaries, and any applicable "CHANGE OF CONTROL" or similar provisions in any plan, contract or arrangement that cover Info Employees (collectively, "INFO BENEFIT PLANS" and individually an "INFO BENEFIT PLAN") are accurately and completely listed in Section 3(o) of the Info Disclosure Letter. No Info Benefit Plan is a multi-employer plan, money purchase plan, defined benefit plan, multiple employer plan or multiple employer welfare arrangement and no Info Benefit Plan is covered by Title IV of ERISA. Info has, with respect to each Info Benefit Plan, delivered to IBS true and complete copies of: (i) all plan texts and agreements and related trust agreements or annuity contracts; (ii) all summary plan descriptions and material employee communications; (iii) the most recent annual report (including all schedules thereto); (iv) the most recent actuarial valuation; (v) the most recent annual audited financial statement and opinion; (vi) the most recent annual and periodic accounting of plan assets; (vii) if the plan is intended to qualify under Code section 401(a) or 403(a), the most recent determination letter received from the IRS; and (viii) all material communications with any governmental entity or agency (including, without limitation, the Department of Labor, the Internal Revenue Service and the Pension Benefit Guaranty Corporation).

                           (ii) All Info Benefit Plans to the extent subject to ERISA, are in compliance in all material respects with ERISA and the rules and regulations promulgated thereunder. Each Info Benefit Plan which is an "EMPLOYEE PENSION BENEFIT PLAN" within the meaning of
         Section 3(2) of ERISA ("INFO PENSION PLAN") and which is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service, which determination letter is currently in effect, and there are no proceedings pending or, to the knowledge of Info, threatened, or any facts or circumstances known to Info, which are reasonably likely to result in revocation of any such favorable determination letter. There is no pending or, to the knowledge of Info, threatened litigation relating to the Info Benefit Plans. With respect to each Info Benefit Plan, no event has occurred, and there exists no condition or set of circumstances in connection with which Info could, directly or indirectly (through an entity which is under common control with Info as defined in Code section 414(b), (c), (m), (o), or (t) or otherwise), be subject to any liability under ERISA, the Code or any other applicable law, except liability for benefits claims and funding obligations payable in the ordinary course. Each Info Benefit Plan that is not qualified under Code sections 401(a) or 403(a) is exempt from Parts 2, 3 and 4 of Title I of ERISA as an unfunded plan that is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, pursuant to ERISA sections 201(2), 301(a)(3) and 401(a)(1). No assets of Info are allocated to or held in a "rabbi trust" or similar funding vehicle.

                           (iii) No liability under Title IV of ERISA has been or is reasonably likely to be incurred by Info or any of its Subsidiaries with respect to any ongoing, frozen or terminated Info Benefit Plan that is a "SINGLE-EMPLOYER PLAN", within the meaning of
         Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered a predecessor of Info or one employer with Info under Section 4001 of ERISA (an "INFO ERISA AFFILIATE"). All contributions required to be made under the terms of any Info Benefit Plan have been timely made or reserves therefor on the balance sheet of Info have been established, which reserves are adequate. Except as required by Part 6 of Title I of ERISA, Info does not have any unfunded obligations for retiree health and life benefits under any Info Benefit Plan.

                           (iv) With respect to each Info Benefit Plan, there has occurred no non-exempt "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or breach of any fiduciary duty described in Section 404 of ERISA that could, if successful, result in any liability, direct or indirect, for Info or any stockholder, officer, director, or employee of Info.

                           (v) No Info Benefit Plan is presently under audit or examination (nor has notice been received of a potential audit or examination) by the IRS, the Department of Labor, or any other governmental entity, and no matters are pending with respect to any Info Benefit Plan under any IRS program.

                           (vi) No Info Benefit Plan contains any provision or is subject to any law that would prohibit the transactions contemplated by this Agreement or, except as set forth in Section 3(o) of the Info Disclosure Letter, that would give rise to any vesting of benefits, severance, termination, or other payments or liabilities as a result of the transactions contemplated by this Agreement. Info has not declared or paid any bonus compensation in contemplation of the transactions contemplated by this Agreement.

                           (vii) Info has made no plan or commitment, whether or not legally binding, to create any additional Info Benefit Plan or to modify or change any existing Info Benefit Plan. No statement, either written or oral, has been made by Info to any person with regard to any Info Benefit Plan that was not in accordance with the Info Benefit Plan and that could have an adverse economic consequence to Info. All Info Benefit Plans may be amended or terminated without penalty by Info at any time on or after the Closing.

                           (viii) With respect to any Info Benefit Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA), (i) each welfare plan for which contributions are claimed as deductions under any provision of the Code is in compliance with all applicable requirements pertaining to such deduction, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a welfare plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a tax under Section 4976(a) of the Code, (iii) any Info Benefit Plan that is a group health plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, in all material respects with all of the requirements of
         Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act, the applicable provisions of the Social Security Act, the Health Insurance Portability and Accountability Act of 1996, and other applicable laws, and (iv) no welfare plan provides health or other benefits after an employee's or former employee's retirement or other termination of employment except as required by Section 4980B of the Code.

                           (ix)     All persons classified by Info as
         independent contractors satisfy and have at all times satisfied the requirements of applicable law to be so classified; Info has fully and accurately reported their compensation on IRS Forms 1099 when required to do so; and Info has no obligations to provide benefits with respect to such persons under Info Benefit Plans or otherwise. Info does not employ and has not employed any "leased employees" as defined in
         Section 414(n) of the Code.

                           (x) Info and its Subsidiaries have not incurred any liability under, and have complied in all material respects with, the WARN Act, and no fact or event exists that could give rise to liability under such act.

                  (p) PENNSYLVANIA BUSINESS CORPORATION LAW. The execution and delivery of this Agreement and consummation of transactions contemplated hereby will not be subject to Subchapters E, G and H and Section 2538 of Subchapter D, all of Chapter 25 of the Pennsylvania Business Corporation Law in connection with the consummation of the Info Merger or this Agreement or the transactions contemplated by either thereof. The Info Board has taken all necessary action to render Subchapter F of Chapter 25 of the Pennsylvania Business Corporation Law inapplicable to the transactions contemplated by this Agreement.

                  (q) YEAR 2000. Except as disclosed in the previously filed Info Reports, Info's products and information systems are Year 2000 Compliant except to the extent that their failure to be Year 2000 Compliant would not, individually or in the aggregate, reasonably be expected to have an Info Material Adverse Effect. For purposes of this Agreement, "YEAR 2000 COMPLIANT" shall mean that a Person's products and information systems accurately process date/time data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations.

                  (r) ENVIRONMENTAL MATTERS. Except for such matters that, individually or in the aggregate, would not reasonably be expected to have an Info Material Adverse Effect or would not otherwise require disclosure pursuant to the Securities Exchange Act, or are listed in Section 3(r) of the Info Disclosure Letter or described in Info Reports filed prior to the date hereof,
(i) each of Info and its Subsidiaries has complied and is in compliance with all applicable Environmental Laws (as defined below); (ii) the properties currently owned or operated by Info or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with Hazardous Substances (as defined below); (iii) neither Info nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iv) neither Info nor any or its Subsidiaries has had any release or threat of release of any Hazardous Substance; (v) neither Info nor any of its Subsidiaries has received any notice, demand, threat, letter, claim or request for information alleging that it or any of its Subsidiaries may be in violation of or liable under any Environmental Law (including any claims relating to electromagnetic fields or microwave transmissions); (vi) neither Info nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any governmental or regulatory authority of competent jurisdiction or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (vii) to Info's knowledge, there are no circumstances or conditions involving Info or any of its Subsidiaries that would reasonably be expected to result in any claims, liabilities, investigations, costs or restrictions on the ownership, use or transfer of any of its properties pursuant to any Environmental Law.

                  As used herein, the term "ENVIRONMENTAL LAW" means any federal, state, local, foreign or other law (including common law), statutes, ordinances or codes relating to: (i) the protection, investigation or restoration of the environment, health, safety or natural resources, (ii) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance, or
(iii) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to person or property in connection with any Hazardous Substance.

                  As used herein, the term "HAZARDOUS SUBSTANCES" means any substance that is listed, classified or regulated pursuant to any Environmental Law, including any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon.

                  (s)      INTELLECTUAL PROPERTY. Except as disclosed in
Section 3(s) of the Info Disclosure Letter or in the Info Reports filed prior to the date hereof, Info and its Subsidiaries have all right, title and interest in, or a valid and binding license to use, all Info Intellectual Property (as defined below). Except as disclosed in Section 3(s) of the Info Disclosure Letter or in the Info Reports filed prior to the date hereof, Info and its Subsidiaries (i) have not defaulted in any material respect under any license to use any Info Intellectual Property, (ii) are not the subject of any proceeding or litigation for infringement of any third party intellectual property, (iii) have no knowledge of circumstances that would be reasonably expected to give rise to any such proceeding or litigation and (iv) have no knowledge of circumstances that are causing or would be reasonably expected to cause the loss or impairment of any Info Intellectual Property, other than a default, proceeding, litigation, loss or impairment that is not having or would not be reasonably expected to have, individually or in the aggregate, an Info Material Adverse Effect. No judgment, decree, injunction or order binding on Info has been rendered by a Government Entity which limits, cancels or questions the validity of the rights of Info or any of its Subsidiaries in any Info Intellectual Property.

                  For purposes of this Agreement, "INFO INTELLECTUAL PROPERTY" means patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, copyrights and copyright rights, trade secret and trade secret rights, and other intellectual property rights, and all pending applications for and registrations of any of the foregoing that are individually or in the aggregate material to the conduct of the business of Info and its Subsidiaries taken as a whole.

                  (t) INSURANCE. Except as set forth in Section 3(t) of the Info Disclosure Letter, each of Info and its Subsidiaries is insured with financially responsible insurers in such amounts and against such risks and losses as are customary for companies conducting the business as conducted by Info and its Subsidiaries.

                  (u) CERTAIN CONTRACTS. Except as set forth in Section 3(u) of the Info Disclosure Letter, all material contracts to which Info or any of its Subsidiaries is a party or may be bound that are required by Item 610(b)(10) of Regulation S-K to be filed as exhibits to, or incorporated by reference in, the Info 10-K or the Info 10-Q have been so filed or incorporated by reference. All material contracts to which Info or any of its Subsidiaries is a party or may be bound that have been entered into as of the date hereof and will be required by Item 610(b)(10) of Regulation S-K to be filed or incorporated by reference into Info's Quarterly Report on Form 10-Q for the periods ending June 30, 2000 and September 30, 2000, respectively, but which have not previously been filed or incorporated by reference into any Info Report, are set forth in Section 3(u) of the Info Disclosure Letter. All contracts, licenses, consents, royalty or other agreements which are material to Info and its Subsidiaries, taken as a whole, to which Info or any of its Subsidiaries is a party (the "INFO CONTRACTS") are valid and in full force and effect on the date hereof except to the extent they have previously expired or been terminated in accordance with their terms or, to the extent such invalidity would not reasonably be expected to have an Info Material Adverse Effect and, to Info's knowledge, neither Info nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act which with or without notice, lapse of time or both would constitute a default under the provisions of, any Info Contract, except for defaults which individually and in the aggregate would not reasonably be expected to result in an Info Material Adverse Effect.

                  (v) ACCOUNTING AND TAX MATTERS. To Info's knowledge, neither Info nor any of its Affiliates has taken or agreed to take any action, or knows of any circumstances, that (without regard to any action taken or agreed to be taken by First Avenue, IBS or any of their respective Affiliates) would prevent the Info Merger from qualifying as one of the following: a reorganization under the provisions of Section 368 of the Code or an exchange under the provisions of Section 351 of the Code.

                  (w) INVESTMENT COMPANY. Info is not an "Investment Company" as defined in the Investment Company Act of 1940, as amended, in reliance on the safe harbor under Regulation 3a-2 promulgated under such act or such other exemption or exception as may be available to Info.

         4. REPRESENTATIONS AND WARRANTIES OF IBS. IBS represents and warrants to Info and First Avenue:

                  (a) ORGANIZATION, QUALIFICATION AND CORPORATE POWER. IBS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of IBS' Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of IBS and its Subsidiaries is duly authorized to conduct business and is qualified as a foreign corporation in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification or failure to be in good standing would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of IBS and its Subsidiaries taken as a whole or on the ability of IBS to consummate the transactions contemplated by this Agreement (an "IBS MATERIAL ADVERSE EFFECT"). Each of IBS and its Subsidiaries has full corporate power and corporate authority, and all foreign, federal, state and local governmental permits, licenses and consents, required to carry on the businesses in which it is engaged and to own and use the properties owned and used by it, except for such permits, licenses and consents the failure of which to have would not reasonably be expected to have an IBS Material Adverse Effect. IBS does not own any equity interest in any corporation, partnership, limited liability company, joint venture or other entity other than the Subsidiaries listed in Section 4(a) of IBS' disclosure letter accompanying this Agreement (the "IBS DISCLOSURE LETTER"). The jurisdiction of incorporation of each Subsidiary is listed in
Section 4(a) of the IBS Disclosure Letter. IBS has delivered to Info a true, complete and correct copy of its certificate of incorporation and by-laws, each as amended to date. Neither IBS nor any of its Subsidiaries is in violation of any provision of its certificate of incorporation (or comparable charter document) or by-laws.

                  (b) CAPITALIZATION. The entire authorized capital stock of IBS consists of 1,000,000 shares of preferred stock, $.01 par value per share, none of which shares are issued and outstanding, and 11,000,000 IBS Shares, of which 6,781,395 IBS Shares were issued and outstanding as of July 7, 2000 (not including 70,353 IBS Shares reserved for issuance in connection with previous acquisitions). All of the issued and outstanding IBS Shares have been duly authorized and are validly issued, fully paid and nonassessable, and none have been issued in violation of any preemptive or similar right granted by IBS. Except as set forth in Section 4(b) of the IBS Disclosure Letter, neither IBS nor any of its Subsidiaries has any outstanding or authorized Stock Rights or outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to IBS or any of its Subsidiaries. There are no rights, contracts, commitments or arrangements obligating IBS or any of its Subsidiaries to redeem, purchase or acquire, or offer to purchase, redeem or acquire, any outstanding shares of, or any outstanding options, warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of IBS.

                  (c) SUBSIDIARIES. Except as set forth in Section 4(c) of the IBS Disclosure Letter, IBS, directly or indirectly, owns 100% of the outstanding shares of capital stock of each of its Subsidiaries free and clear of any Security Interest and each such share of capital stock has been duly authorized and is validly issued, fully paid and nonassessable, and none of such shares of capital stock has been issued in violation of any preemptive or similar right. No shares of capital stock of, or other equity interests in, any Subsidiary of IBS are reserved for issuance, and there are no contracts, agreements, commitments or arrangements obligating IBS or any of its Subsidiaries (i) to offer, sell, issue, grant, pledge, dispose of or encumber any shares of capital stock of, or other equity interests in, or any options, warrants or rights of any kind to acquire any shares of capital stock of, or other equity interests in, any of the Subsidiaries of IBS or (ii) to redeem, purchase or acquire, or offer to purchase or acquire, any outstanding shares of capital stock of, or other equity interests in, or any outstanding options, warrants or rights of any kind to acquire any shares of capital stock of, or other equity interest in, or any outstanding securities that are convertible into or exchangeable for, any shares of capital stock of, or other equity interests in, any of the Subsidiaries of IBS.

                  (d)      VOTING ARRANGEMENTS. Except as set forth in
Section 4(d) of the IBS Disclosure Letter or in IBS Reports filed prior to the date hereof, there are no voting trusts, proxies or other similar agreements or understandings to which IBS or any of its Subsidiaries is a party or by which IBS or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of IBS or any of its Subsidiaries or with respect to the registration of the offering, sale or delivery of any shares of capital stock of IBS under the Securities Act. There are no issued or outstanding bonds, debentures, notes or other indebtedness of IBS having the right to vote on any matters on which stockholders of IBS may vote.

                  (e) AUTHORIZATION OF TRANSACTION. IBS has full power and authority (including full corporate power and corporate authority), and has taken all required action, necessary to properly execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement constitutes the valid and legally binding obligation of IBS, enforceable in accordance with its terms and conditions, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law; PROVIDED, HOWEVER, that IBS cannot consummate the IBS Merger unless and until it receives the Requisite Stockholder Approval of the IBS Stockholders.

                  (f) NONCONTRAVENTION. Except as disclosed in Section 4(f) of the IBS Disclosure Letter, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree or other restriction of any Government Entity to which IBS or any of its Subsidiaries is subject or any provision of the charter or by-laws of IBS or any of its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which either IBS or any of its Subsidiaries is a party or by which it is bound or to which any of its assets is subject, except in the case of clause (ii) where the violation, conflict, breach, default, acceleration, termination, modification, cancellation or failure to give notice would not reasonably be expected to have an IBS Material Adverse Effect. Other than as required under the provisions of the Hart-Scott-Rodino Act, the Delaware General Corporation Law, Nasdaq, the Securities Exchange Act, the Securities Act and state securities laws, neither IBS nor any of its Subsidiaries needs to give any notice to, make any filing with or obtain any authorization, consent or approval of any Government Entity in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file or to obtain any authorization, consent or approval would not reasonably be expected to have an IBS Material Adverse Effect or except as set forth in
Section 4(f) of the IBS Disclosure Letter. "REQUIRED IBS CONSENTS" means any authorization, consent or approval of a Government Entity or other third party required to be obtained pursuant to any state securities laws or so that a matter set forth in Section 4(f) of the IBS Disclosure Letter would not be reasonably expected to have an IBS Material Adverse Effect for purposes of this
Section 4(f).

                  (g) FILINGS WITH THE SEC. IBS has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act (collectively, the "IBS REPORTS"). Each of the IBS Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. None of the IBS Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (h)      FINANCIAL STATEMENTS.

                           (i) IBS has filed an Annual Report on Form 10-K (the "IBS 10- KSB") for the fiscal year ended December 31, 1999 and a Quarterly Report on Form 10-Q (the "IBS 10-QSB") for the fiscal quarter ended March 31, 2000. The financial statements included in the IBS 10-KSB and the IBS 10-QSB (including the related notes and schedules) have been prepared from the books and records of IBS and its Subsidiaries in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and present fairly in all material respects the financial condition of IBS and its Subsidiaries as of the indicated dates and the results of operations and cash flows of IBS and its Subsidiaries for the periods set forth therein (subject in the case of quarterly financial statements to the absence of complete footnotes and subject to normal year-end audit adjustments and fourth quarter adjustments disclosed in such footnotes).

                           (ii) From January 1, 2000 until the date of this Agreement, IBS and its Subsidiaries have not incurred any liabilities that are of a nature that would be required to be disclosed on a balance sheet of IBS and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than (A) liabilities incurred in the ordinary course of business that would not, individually or in the aggregate, reasonably be expected to have an IBS Material Adverse Effect or (B) liabilities disclosed in Section 4(h) of the IBS Disclosure Letter or in IBS Reports filed prior to the date hereof.

                  (i) EVENTS SUBSEQUENT TO JANUARY 1, 2000. From January 1, 2000 to the date of this Agreement, except as disclosed in the IBS Reports filed prior to the date hereof or except as set forth in Section 4(i) of the IBS Disclosure Letter, (i) IBS and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any transaction other than according to, the ordinary and usual course of such businesses, and (ii) there has not been (A) any change in the financial condition, business or results of operations of IBS or any of its Subsidiaries, or any development or combination of developments relating to IBS or any of its Subsidiaries of which management of IBS has knowledge, and which would reasonably be expected to have an IBS Material Adverse Effect; (B) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of IBS, or any redemption, repurchase or other reacquisition of any of the capital stock of IBS; (C) any change by IBS in accounting principles, practices or methods; (D) any increase in the compensation of any officer of IBS or any of its Subsidiaries or grant of any general salary or benefits increase to the employees of IBS or any of its Subsidiaries other than in the ordinary course of business consistent with past practices; (E) any issuance or sale of any capital stock or other securities (including any Stock Rights) by IBS or any of its Subsidiaries of any kind, other than upon exercise of Stock Rights issued by or binding upon IBS; (F) any material modification, amendment or change to the terms or conditions of any Stock Right; (G) any split, combination, reclassification, redemption, repurchase or other reacquisition of any capital stock or other securities of IBS or any of its Subsidiaries; or (H) any creation or assumption by IBS of any lien on any asset of IBS or any of its Subsidiaries other than in the ordinary course of business consistent with past practice.

                  (j) COMPLIANCE. Except as set forth in Section 4(j) of the IBS Disclosure Letter or in IBS Reports filed prior to the date hereof, IBS and its Subsidiaries are in compliance with all applicable foreign, federal, state and local laws, rules and regulations and all court orders, judgments and decrees to which any of them is a party except where the failure to be in compliance would not reasonably be expected to have an IBS Material Adverse Effect.

                  (k)      BROKERS' AND OTHER FEES. Except as set forth in
Section 4(k) of the IBS Disclosure Letter, none of IBS and its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                  (l)      LITIGATION AND LIABILITIES. Except as disclosed in
Section 4(l) of the IBS Disclosure Letter or in IBS Reports filed prior to the date hereof, there are (i) no actions, suits or proceedings pending or, to the knowledge of IBS, threatened against IBS or any of its Subsidiaries, or any facts or circumstances known to IBS which may give rise to an action, suit or proceeding against IBS or any of its Subsidiaries, which would reasonably be expected to have an IBS Material Adverse Effect and (ii) no obligations or liabilities of IBS or any of its Subsidiaries, whether accrued, contingent or otherwise, to IBS which would reasonably be expected to have an IBS Material Adverse Effect.

                  (m) TAXES. Except as set forth in Section 4(m) of the IBS Disclosure Letter, IBS and each of its Subsidiaries have duly filed or caused to be duly filed on their behalf all federal, state, local and foreign Tax Returns required to be filed by them, and have duly paid, caused to be paid or made adequate provision for the payment of all Taxes required to be paid in respect of the periods covered by such Tax Returns, except where the failure to file such Tax Returns or pay such Taxes would not reasonably be expected to have an IBS Material Adverse Effect. Except as set forth in Section 4(m) of the IBS Disclosure Letter, no claims for Taxes have been asserted against IBS or any of its Subsidiaries and no material deficiency for any Taxes has been proposed, asserted or assessed which has not been resolved or paid in full. To the knowledge of IBS, no Tax Return or taxable period of IBS or any of its Subsidiaries is under examination by any Taxing Authority, and neither IBS nor any of its Subsidiaries has received written notice of any pending audit by any Taxing Authority. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Return for any period of IBS or any or its Subsidiaries. Except as set forth in Section 4(m) of the IBS Disclosure Letter, there are no tax liens other than liens for Taxes not yet due and payable relating to IBS or any of its Subsidiaries. Neither IBS nor any of its Subsidiaries has made payment of or is a party to any agreement or contract which would obligate it to make payment of any "EXCESS PARACHUTE PAYMENT" within the meaning of Section 280G of the Code. Neither IBS nor any of its Subsidiaries has filed any consent pursuant to Section 341(f) of the Code or agreed to have
Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset owned by IBS or any of its Subsidiaries. IBS has not been and is not a United States real property holding company (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Neither IBS nor any of its Subsidiaries is a party to any tax allocation or sharing agreement. None of IBS or its Subsidiaries (x) has been a member of an "AFFILIATED GROUP," within the meaning of Section 1504(a) of the Code, other than a group the common parent of which was the IBS or (y) has any liability for the Taxes of any person (other than any of IBS or its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law or as a transferee, successor, by contract or otherwise. IBS has withheld and has timely paid over to the proper Taxing Authorities all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid to any shareholder, employee, independent contractor, creditor or other third party, except where the failure to do any of the foregoing would not reasonably be expected to have an IBS Material Adverse Effect. IBS' tax basis in its assets for purposes of determining its future amortization, depreciation and other federal income tax deductions is accurately reflected in all material respects on IBS' tax books and records. IBS has disclosed on its Tax Returns all positions taken therein that could give rise to substantial understatement of tax within the meaning of Code Section 6662.

                  (n) FAIRNESS OPINION. Janney Montgomery Scott has delivered the IBS Fairness Opinion to the IBS Board, and a true and complete copy thereof has been furnished to Info.

                  (o) EMPLOYEE BENEFITS. Except as set forth in Section 4(o) of the IBS Disclosure Letter:

                           (i) All material pension, profit-sharing, deferred compensation, savings, stock bonus and stock option plans, and all employee benefit plans, whether or not covered by ERISA which are sponsored by IBS, any Subsidiary of IBS or any IBS ERISA Affiliate (as defined below) of IBS or to which IBS, any Subsidiary of IBS or any IBS ERISA Affiliate of IBS makes contributions, and which cover employees of IBS or any Subsidiary of IBS (the "IBS EMPLOYEES") or former employees of IBS or any Subsidiary of IBS, all employment or severance contracts with employees of IBS or any Subsidiary of IBS, and any applicable "CHANGE OF CONTROL" or similar provisions in any plan, contract or arrangement that cover IBS Employees (collectively, "IBS BENEFIT PLANS" and individually an "IBS BENEFIT PLAN") are accurately and completely listed in Section 4(o) of the IBS Disclosure Letter. No IBS Benefit Plan is a multi-employer plan, money purchase plan, defined benefit plan, multiple employer plan or multiple employer welfare arrangement and no IBS Benefit Plan is covered by Title IV of ERISA. IBS has, with respect to each IBS Benefit Plan, delivered to Info true and complete copies of: (i) all plan texts and agreements and related trust agreements or annuity contracts; (ii) all summary plan descriptions and material employee communications; (iii) the most recent annual report (including all schedules thereto); (iv) the most recent actuarial valuation; (v) the most recent annual audited financial statement and opinion; (vi) the most recent annual and periodic accounting of plan assets; (vii) if the plan is intended to qualify under Code section 401(a) or 403(a), the most recent determination letter received from the IRS; and (viii) all material communications with any governmental entity or agency (including, without limitation, the Department of Labor, the Internal Revenue Service and the Pension Benefit Guaranty Corporation).

                           (ii) All IBS Benefit Plans to the extent subject to ERISA, are in compliance in all material respects with ERISA and the rules and regulations promulgated thereunder. Each IBS Benefit Plan which is an "EMPLOYEE PENSION BENEFIT PLAN" within the meaning of
         Section 3(2) of ERISA ("IBS PENSION PLAN") and which is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service, which determination letter is currently in effect, and there are no proceedings pending or, to the knowledge of IBS, threatened, or any facts or circumstances known to IBS, which are reasonably likely to result in revocation of any such favorable determination letter. There is no pending or, to the knowledge of IBS, threatened litigation relating to the IBS Benefit Plans. With respect to each IBS Benefit Plan, no event has occurred, and there exists no condition or set of circumstances in connection with which IBS could, directly or indirectly (through an entity which is under common control with IBS as defined in Code section 414(b), (c), (m), (o), or (t) or otherwise), be subject to any liability under ERISA, the Code or any other applicable law, except liability for benefits claims and funding obligations payable in the ordinary course. Each IBS Benefit Plan that is not qualified under Code sections 401(a) or 403(a) is exempt from Parts 2, 3 and 4 of Title I of ERISA as an unfunded plan that is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, pursuant to ERISA sections 201(2), 301(a)(3) and 401(a)(1). No assets of IBS are allocated to or held in a "rabbi trust" or similar funding vehicle.

                           (iii) No liability under Title IV of ERISA has been or is reasonably likely to be incurred by IBS or any of its Subsidiaries with respect to any ongoing, frozen or terminated IBS Benefit Plan that is a "SINGLE-EMPLOYER PLAN", within the meaning of
         Section 4001(a)(15) of

         ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered a predecessor of IBS or one employer with IBS under Section 4001 of ERISA (an "IBS ERISA AFFILIATE"). All contributions required to be made under the terms of any IBS Benefit Plan have been timely made or reserves therefor on the balance sheet of IBS have been established, which reserves are adequate. Except as required by Part 6 of Title I of ERISA, IBS does not have any unfunded obligations for retiree health and life benefits under any IBS Benefit Plan.

                           (iv) IBS and its Subsidiaries have not incurred any liability under, and have complied in all material respects with, the WARN Act, and no fact or event exists that could give rise to liability under such act.

                           (v) With respect to each IBS Benefit Plan, there has occurred no non-exempt "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or breach of any fiduciary duty described in Section 404 of ERISA that could, if successful, result in any liability, direct or indirect, for IBS or any stockholder, officer, director, or employee of IBS.

                           (vi) No IBS Benefit Plan is presently under audit or examination (nor has notice been received of a potential audit or examination) by the IRS, the Department of Labor, or any other governmental entity, and no matters are pending with respect to any IBS Benefit Plan under any IRS program.

                           (vii) No IBS Benefit Plan contains any provision or is subject to any law that would prohibit the transactions contemplated by this Agreement or that, except as set forth in Section 4(o) of the IBS Disclosure Letter, would give rise to any vesting of benefits, severance, termination, or other payments or liabilities as a result of the transactions contemplated by this Agreement. IBS has not declared or paid any bonus compensation in contemplation of the transactions contemplated by this Agreement.

                           (viii) IBS has made no plan or commitment, whether or not legally binding, to create any additional IBS Benefit Plan or to modify or change any existing IBS Benefit Plan. No statement, either written or oral, has been made by IBS to any person with regard to any IBS Benefit Plan that was not in accordance with the IBS Benefit Plan and that could have an adverse economic consequence to IBS. All IBS Benefit Plans may be amended or terminated without penalty by IBS at any time on or after the Closing.

                           (ix) With respect to any IBS Benefit Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA), (i) each welfare plan for which contributions are claimed as deductions under any provision of the Code is in compliance with all applicable requirements pertaining to such deduction, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a welfare plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a tax under Section 4976(a) of the Code, (iii) any IBS Benefit Plan that is a group health plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, in all material respects with all of the requirements of
         Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act, the applicable provisions of the Social Security Act, the Health Insurance Portability and Accountability Act of 1996, and other applicable laws, and (iv) no welfare plan provides health or other benefits after an employee's or former employee's retirement or other termination of employment except as required by Section 4980B of the Code.

                           (x) All persons classified by IBS as independent contractors satisfy and have at all times satisfied the requirements of applicable law to be so classified; IBS has fully and accurately reported their compensation on IRS Forms 1099 when required to do so; and IBS has no obligations to provide benefits with respect to such persons under IBS Benefit Plans or otherwise. IBS does not employ and has not employed any "leased employees" as defined in Section 414(n) of the Code.

                  (p) YEAR 2000. Except as disclosed in the previously filed IBS Reports, IBS' products and information systems are Year 2000 Compliant except to the extent that their failure to be Year 2000 Compliant would not, individually or in the aggregate, reasonably be expected to have an IBS Material Adverse Effect.

                  (q) ENVIRONMENTAL MATTERS. Except for such matters that, individually or in the aggregate, would not reasonably be expected to have an IBS Material Adverse Effect or would not otherwise require disclosure pursuant to the Securities Exchange Act, or are listed in Section 4(q) of the IBS Disclosure Letter or described in IBS Reports filed prior to the date hereof,
(i) each of IBS and its Subsidiaries has complied and is in compliance with all applicable Environmental Laws; (ii) the properties currently owned or operated by IBS or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with Hazardous Substances (as defined below); (iii) neither IBS nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iv) neither IBS nor any or its Subsidiaries has had any release or threat of release of any Hazardous Substance; (v) neither IBS nor any of its Subsidiaries has received any notice, demand, threat, letter, claim or request for information alleging that it or any of its Subsidiaries may be in violation of or liable under any Environmental Law (including any claims relating to electromagnetic fields or microwave transmissions); (vi) neither IBS nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any governmental or regulatory authority of competent jurisdiction or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (vii) to IBS' knowledge, there are no circumstances or conditions involving IBS or any of its Subsidiaries that would reasonably be expected to result in any claims, liabilities, investigations, costs or restrictions on the ownership, use or transfer of any of its properties pursuant to any Environmental Law.

                  (r)      INTELLECTUAL PROPERTY. Except as disclosed in
Section 4(r) of the IBS Disclosure Letter or in the IBS Reports filed prior to the date hereof, IBS and its Subsidiaries have all right, title and interest in, or a valid and binding license to use, all IBS Intellectual Property (as defined below). Except as disclosed in Section 4(r) of the IBS Disclosure Letter or in the IBS Reports filed prior to the date hereof, IBS and its Subsidiaries (i) have not defaulted in any material respect under any license to use any IBS Intellectual Property, (ii) are not the subject of any proceeding or litigation for infringement of any third party intellectual property, (iii) have no knowledge of circumstances that would be reasonably expected to give rise to any such proceeding or litigation and (iv) have no knowledge of circumstances that are causing or would be reasonably expected to cause the loss or impairment of any IBS Intellectual Property, other than a default, proceeding, litigation, loss or impairment that is not having or would not be reasonably expected to have, individually or in the aggregate, an IBS Material Adverse Effect. No judgment, decree, injunction or order binding on IBS has been rendered by a Government Entity which limits, cancels or questions the validity of the rights of IBS or any of its Subsidiaries in any IBS Intellectual Property.

                  For purposes of this Agreement, "IBS INTELLECTUAL PROPERTY" means patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, copyrights and copyright rights, trade secret and trade secret rights, and other intellectual property rights, and all pending applications for and registrations of any of the foregoing that are individually or in the aggregate material to the conduct of the business of IBS and its Subsidiaries taken as a whole.

                  (s) INSURANCE. Except as set forth in Section 4(s) of the IBS Disclosure Letter, each of IBS and its Subsidiaries is insured with financially responsible insurers in such amounts and against such risks and losses as are customary for companies conducting the business as conducted by IBS and its Subsidiaries.

                  (t) CERTAIN CONTRACTS. Except as set forth in Section 4(t) of the IBS Disclosure Letter, all material contracts to which IBS or any of its Subsidiaries is a party or may be bound that are required by Item 610(b)(10) of Regulation S-K to be filed as exhibits to, or incorporated by reference in, the IBS 10-KSB or the IBS 10-QSB have been so filed or incorporated by reference. All material contracts to which IBS or any of its Subsidiaries is a party or may be bound that have been entered into as of the date hereof and will be required by Item 610(b)(10) of Regulation S-K to be filed or incorporated by reference into IBS' Quarterly Report on Form 10-Q for the periods ending June 30, 2000 and September 30, 2000, respectively, but which have not previously been filed or incorporated by reference into any IBS Reports, are set forth in Section 4(t) of the IBS Disclosure Letter. All contracts, licenses, consents, royalty or other agreements which are material to IBS and its Subsidiaries, taken as a whole, to which IBS or any of its Subsidiaries is a party (the "IBS CONTRACTS") are valid and in full force and effect on the date hereof except to the extent they have previously expired or been terminated in accordance with their terms or, to the extent such invalidity would not reasonably be expected to have an IBS Material Adverse Effect and, to IBS' knowledge, neither IBS nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act which with or without notice, lapse of time or both would constitute a default under the provisions of, any IBS Contract, except for defaults which individually and in the aggregate would not reasonably be expected to result in an IBS Material Adverse Effect.

                  (u) ACCOUNTING AND TAX MATTERS. To IBS' knowledge, neither IBS nor any of its Affiliates has taken or agreed to take any action, or knows of any circumstances, that (without regard to any action taken or agreed to be taken by First Avenue, Info or any of their respective Affiliates) would prevent the IBS Merger from qualifying as one of the following: a reorganization under the provisions of Section 368 of the Code or an exchange under the provisions of Section 351 of the Code.

                  (v) INVESTMENT COMPANY. IBS is not an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (w) DELAWARE GENERAL CORPORATION LAW. To the knowledge of IBS, no state takeover statute is applicable to this Agreement or the IBS Merger.

         5. REPRESENTATIONS AND WARRANTIES OF FIRST AVENUE. First Avenue represents and warrants to IBS and Info:

                  (a) ORGANIZATION, QUALIFICATION AND POWER. First Avenue is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized to conduct business therein and is qualified as a foreign corporation and in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification or failure to be in good standing would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of First Avenue or on the ability of First Avenue to consummate the transactions contemplated by this Agreement (a "FIRST AVENUE MATERIAL ADVERSE EFFECT"). First Avenue has the full corporate power and authority, and all foreign, federal, state and local governmental permits, licenses and consents, required to carry on the businesses in which First Avenue is engaged and to own and use the properties owned and used by it, except for such permits, licenses and consents the failure of which to have would not reasonably be expected to have a

First Avenue Material Adverse Effect. First Avenue does not have any Subsidiaries and does not own any equity interest in any corporation, partnership, limited liability company, joint venture or other legal entity. First Avenue has delivered to Holdco a true, complete and correct copy of its certificate of incorporation and by-laws, each as amended to date. First Avenue is not in violation of any provision of its certificate of incorporation or by-laws.

                  (b) CAPITALIZATION. First Avenue has issued or has received subscriptions or binding commitments to purchase for not less than $10 in cash per First Avenue Share, in the aggregate, 100,000 First Avenue Common Shares and 500,000 First Avenue Preferred Shares (collectively, the "FIRST AVENUE COMMITMENTS") from the Persons listed on Section 5(b) of the First Avenue disclosure letter accompanying this Agreement (the "FIRST AVENUE DISCLOSURE Letter"). Each Person that has provided a First Avenue Commitment has executed and delivered a lockup agreement in substantially the form of Exhibit E hereto (a "LOCKUP AGREEMENT"). At Closing, First Avenue will have not more than 600,000 First Avenue Shares (both First Avenue Common Shares and First Avenue Preferred Shares) issued and outstanding. All First Avenue Shares issued or to be issued pursuant to the First Avenue Commitments have been or will be duly authorized by all necessary action, and when issued and paid for in full shall be validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights, and will be issued in compliance with the requirements of the Securities Act and applicable state securities or Blue Sky laws. Other than the First Avenue Commitments, First Avenue does not have any outstanding Stock Rights, or any outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to First Avenue. Except as set forth in the First Avenue Disclosure Letter, there are no rights, contracts, commitments or arrangements obligating First Avenue to redeem, purchase or acquire, any outstanding shares of, or any outstanding options, warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of First Avenue other than the First Avenue Commitments.

                  (c) OPERATIONS OF FIRST AVENUE. First Avenue was formed to create a global network of technology venture service providers and to provide services in connection therewith. First Avenue has never held and does not at the date hereof hold any interest in real property. First Avenue has only those assets, liabilities and employees and is party only to those contracts listed in Section 5(c) of the First Avenue Disclosure Letter.

                  (d) VOTING ARRANGEMENTS. There are no voting trusts, proxies or other similar agreements or understandings to which First Avenue is a party or by which First Avenue is bound with respect to the voting of any First Avenue Shares or with respect to the registration of any First Avenue Shares under the Securities Act. There are no issued or outstanding bonds, debentures, notes or other indebtedness of First Avenue having the right to vote on any matters on which First Avenue Stockholders may vote.

                  (e) AUTHORIZATION OF TRANSACTION. First Avenue has full power and authority, and has taken all required action (including without limitation all necessary action by the First Avenue Stockholders), necessary to properly execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement constitutes the valid and legally binding obligation of First Avenue, enforceable in accordance with its terms and conditions, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law. Each First Avenue Stockholder has voted in favor of this Agreement and the FAV Merger.

                  (f) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree or other restriction of any Government Entity to which First Avenue is subject or any provision of the certificate of incorporation or by-laws of First Avenue, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which First Avenue is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not reasonably be expected to have a First Avenue Material Adverse Effect. Except as set forth in Section 5(f) of the First Avenue Disclosure Letter, no notice to, filing with or authorization, consent or approval of any Government Entity is required on the part of First Avenue in order for the Parties to consummate the transactions contemplated by this Agreement. "REQUIRED FIRST AVENUE CONSENTS" means any authorization, consent or approval or a Government Entity or other third party required to be obtained pursuant to any state securities laws or so that a matter set forth in
Section 5(f) of the First Avenue Disclosure Letter would not be reasonably expected to have a First Avenue Material Adverse Effect for purposes of this
Section 5(f).

                  (g) COMPLIANCE. First Avenue is in compliance with all applicable foreign, federal, state and local laws, rules and regulations and all court orders, judgments and decrees to which any of them is a party, except where the failure to be in compliance would not reasonably be expected to have a First Avenue Material Adverse Effect.

                  (h) BROKERS' AND OTHER FEES. First Avenue does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                  (i) LITIGATION AND LIABILITIES. There are (i) no actions, suits or proceedings pending or, to the knowledge of First Avenue, threatened against First Avenue, or any facts or circumstances known to First Avenue which may give rise to an action, suit or proceeding against First Avenue, which would reasonably be expected to have a First Avenue Material Adverse Effect, and (ii) no obligations or liabilities of First Avenue, whether accrued, contingent or otherwise, known to First Avenue which would reasonably be expected to have a First Avenue Material Adverse Effect.

                  (j) FIRST AVENUE STOCKHOLDERS. Each of the First Avenue Stockholders is, and at the Effective Time will be, an "accredited investor" (as defined in Rule 501 promulgated under the Securities Act) or a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities
Act).

         6. COVENANTS. The Parties agree as follows with respect to the period from and after the execution of this Agreement through and including the Effective Time (except for Section 6(j), which will apply from and after the Effective Time in accordance with its terms and Section 6(p) which will apply from the date hereof and shall survive after the Closing).

                  (a) GENERAL. Each of the Parties will use all reasonable efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

                  (b) NOTICES AND CONSENTS. Each Party will give any notices (and will cause each of their respective Subsidiaries to give any notices) to third parties, and will use all reasonable efforts to obtain (and will cause each of their respective Subsidiaries to use all reasonable efforts to obtain) any third-party consents, that may be required in order for such Party to consummate the transactions contemplated by this Agreement; provided, that no Party shall be required to make any material payment to any third party in order to obtain any third-party consent.

                  (c) REGULATORY MATTERS AND APPROVALS. Each of the Parties, promptly after the date hereof, will (and IBS and Info, promptly after the date hereof, will cause each of their respective Subsidiaries to) give any notices to, make any filings with and use all reasonable efforts to obtain any authorizations, consents and approvals of Government Entities necessary in order for such Party to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing:

                           (i) FEDERAL SECURITIES LAWS. As promptly as practicable following the date hereof, IBS and Info shall cooperate in preparing, and each shall cause to be filed with the SEC mutually acceptable preliminary proxy materials which shall constitute the Joint Proxy Statement/Prospectus (such proxy statement/prospectus, and any amendments or supplements thereto, the "JOINT PROXY STATEMENT/ PROSPECTUS"), and Holdco shall prepare and file with the SEC a registration statement on Form S-4 with respect to the issuance of Holdco Shares in connection with the IBS Merger and the Info Merger (such registration statement, and any amendments or supplements thereto, the "REGISTRATION STATEMENT"), and file with state securities administrators such registration statements or other documents as may be required under applicable blue sky laws to qualify or register such Holdco Shares in such states as are designated by Info and IBS (the "BLUE SKY FILINGS"). The Joint Proxy Statement/Prospectus will be included in the Registration Statement as Holdco's prospectus. The Registration Statement and the Joint Proxy Statement/Prospectus shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. Holdco shall use all reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as practicable after filing with the SEC and to keep the Registration Statement effective as long as is necessary to consummate the IBS Merger and the Info Merger. Each of IBS , Info and First Avenue agrees that none of the information supplied or to be supplied by such Party for inclusion or incorporation by reference in the Registration Statement and/or the Joint Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Info Special Meeting or the IBS Special Meeting, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes of the foregoing, it is understood and agreed that information concerning or related to IBS and the IBS Special Meeting will be deemed to have been supplied by IBS; information concerning or related to Info and the Info Special Meeting shall be deemed to have been supplied by Info; and information concerning or related to First Avenue and First Avenue Stockholders shall be deemed by have been supplied by First Avenue. IBS, Info and First Avenue will cooperate and provide each other with a reasonable opportunity to review and comment on the Joint Proxy Statement/ Prospectus and any amendment or supplement thereto prior to filing such with the SEC, will provide each other with a copy of all such filings concurrent with their filing with the SEC and will notify each other as promptly as practicable after the receipt of any comments from the SEC or its staff or from any state securities administrators and of any request by the SEC or its staff or by any state securities administrators for amendments or supplements to the Registration Statement or any Blue Sky Filings or for additional information, and will supply each other and their respective legal counsel with copies of all correspondence between Holdco, IBS or Info or any of their respective representatives, on the one hand, and the SEC, its staff or any state securities administrators, on the other hand, with respect to the Registration Statement. No change, amendment or supplement to the Joint Proxy Statement/Prospectus shall be made without the approval of IBS and Info, which approval shall not be unreasonably withheld or delayed. If, at any time prior to the Effective Time, any event relating to any Party or any of their respective Affiliates, officers or directors is discovered by such Party that is required by the Securities Act or the Securities Exchange Act to be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy

         Statement/Prospectus, such Party will as promptly as practicable inform the others, and such amendment or supplement will be promptly filed with the SEC and disseminated to the stockholders of Info and IBS, to the extent required by applicable securities laws. All documents which any Party files or is responsible for filing with the SEC and any other regulatory agency in connection with any of the Mergers (including, without limitation, the Registration Statement and the Joint Proxy Statement/Prospectus) will comply as to form and content in all material respects with the provisions of applicable law. Notwithstanding the foregoing, none of Info, IBS or First Avenue makes any representations or warranties with respect to any information that has been supplied in writing by either of the others, or the other's auditors, attorneys or financial advisors, specifically for use in the Registration Statement or the Joint Proxy Statement/Prospectus, or in any other documents to be filed with the SEC or any other regulatory agency expressly for use in connection with the transactions contemplated hereby.

                           (ii) STATE CORPORATION LAW. Info will take all action, to the extent necessary in accordance with applicable law, its articles of incorporation and by-laws to convene a special meeting of its stockholders (the "INFO SPECIAL MEETING"), as soon as reasonably practicable in order that its stockholders may consider and vote upon the adoption of this Agreement and the approval of the Info Merger in accordance with the Pennsylvania Business Corporation Law. IBS will take all action, to the extent necessary in accordance with applicable law, its certificate of incorporation and by-laws to convene a special meeting of its stockholders (the "IBS SPECIAL MEETING"), as soon as reasonably practicable in order that its stockholders may consider and vote upon the adoption of this Agreement and the approval of the IBS Merger in accordance with the Delaware Business Corporation Law. Info and IBS shall mail the Joint Proxy Statement/Prospectus to their respective stockholders simultaneously and as soon as reasonably practicable. Subject to
         Section 6(h)(iv) and Section 6(i)(iv) below, the Joint Proxy Statement/Prospectus shall contain the affirmative unanimous recommendations of the Info Board in favor of the adoption of this Agreement and the approval of the Info Merger and of the IBS Board in favor of the adoption of this Agreement and the approval of the IBS Merger.

                           (iii) PERIODIC REPORTS. Each of IBS, Info and First Avenue and their respective counsel shall be given an opportunity to review, and shall promptly review and provide the other party with comments, if any, with respect to, each Form 10-K, Form 10-Q and Form 8-K (and any amendments thereto) to be filed by IBS or Info under the Securities Exchange Act which mentions this Agreement or the transactions contemplated hereby prior to their being filed with the SEC and the Nasdaq Small Cap Market ("NASDAQ"). Each of IBS, Info and First Avenue and their respective counsel shall be provided with final copies of each Form 10-K, Form 10-Q and Form 8-K (and any amendments thereto) filed by IBS or Info concurrently with their filing with the SEC.

                  (d) OPERATION OF INFO'S BUSINESS. Except as set forth in Section 6(d) of the Info Disclosure Letter or as otherwise expressly contemplated by this Agreement, Info will not (and will not cause or permit any of its Subsidiaries to), without the written consent of IBS, take any action or enter into any transaction other than in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, except as expressly provided in this Agreement or Section 6(d) of the Info Disclosure Letter, without the written consent of IBS:

                           (i) none of Info and its Subsidiaries will authorize or effect any change in its charter or by-laws or comparable organizational document;

                           (ii) none of Info and its Subsidiaries will grant any Stock Rights or issue, sell, authorize or otherwise dispose of any of its capital stock, (x) except upon the conversion or exercise of Stock Rights outstanding as of the date of this Agreement and (y) except for stock options issued to employees of Info and its Subsidiaries in a manner consistent with past practice which (I) do not provide for the issuance of more than 100,000 Info Shares in any calendar quarter, (II) are issued only to new employees and employees promoted after the date hereof, (III) are issued at not less than the market price of the Info Stock on the date of grant as determined in accordance with the plan pursuant to which such options are issued,
         (IV) are not issued to any executive officer or director of Info and
         (V) do not provide for accelerated vesting as a result of the Merger;

                           (iii) none of Info and its Subsidiaries will sell, lease, encumber or otherwise dispose of, or otherwise agree to sell, lease, encumber or otherwise dispose of, any of its assets which are material, individually or in the aggregate, to Info and its Subsidiaries taken as a whole except in the ordinary course consistent with past practice;

                           (iv) none of Info and its Subsidiaries (other than wholly-owned Subsidiaries) will declare, set aside or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind);

                           (v) none of Info and its Subsidiaries will split, combine or reclassify any of its capital stock or redeem, repurchase or otherwise acquire any of its capital stock;

                           (vi) none of Info and its Subsidiaries will acquire or agree to acquire by merger or consolidation with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business of any Person or division thereof or otherwise acquire or agree to acquire any assets (other than assets used in the operation of the business of Info and its Subsidiaries in the ordinary course consistent with past practice);

                           (vii) none of Info or its Subsidiaries will incur or commit to any capital expenditures other than capital expenditures incurred or committed to in the ordinary course of business consistent with past practice;

                           (viii) none of Info or its Subsidiaries will (x) make any loans, advances or capital contributions to, or investments in, any other Person, other than by Info or a Subsidiary of Info to or in Info or any Subsidiary of Info, (y) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than loans, advances, capital contributions, investments, payments, discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practice or (z) create, incur, assume or suffer to exist any indebtedness, issuances of debt securities, guarantees, Security Interests, loans or advances not in existence as of the date of this Agreement except pursuant to the credit facilities, indentures and other arrangements in existence on the date of this Agreement and incurred in the ordinary course of business consistent with past practice, and any other indebtedness existing on the date of this Agreement (in each case as such credit facilities, indentures, other arrangements and other existing indebtedness may be amended, extended, modified, refunded, renewed or refinanced after the date of this Agreement, but only if the aggregate principal amount thereof is not increased thereby, the term thereof is not extended thereby and the other terms and conditions thereof, taken as a whole, are not less advantageous to Info and its Subsidiaries than those in existence as of the date of this Agreement) and indebtedness not in excess of $2 million in principal amount incurred in the ordinary course of business consistent with past practice after the date of this Agreement;

                           (ix) none of Info and its Subsidiaries will make any change in employment terms for any of its directors, officers and employees other than (A) customary increases to employees whose total annual cash compensation is less than $100,000 awarded in the ordinary course of business consistent with past practices, and (B) customary employee bonuses (including to employees who are officers) approved by the Info Board and paid in the ordinary course of business consistent with past practices and (C) immaterial changes to Info Benefit Plans;

                           (x) except as disclosed in the Info Reports filed prior to the date of this Agreement, Info will not change its methods of accounting in effect at December 31, 1999 in a manner materially affecting the consolidated assets, liabilities or results of operations of Info, except as required by changes in GAAP as concurred in by Info's independent auditors, and Info will not (i) change its fiscal year or (ii) make any material tax election, other than in the ordinary course of business consistent with past practice; and

                           (xi) none of Info and its Subsidiaries will resolve or commit to any of the foregoing.

                  In the event Info shall request IBS to consent in writing to an action otherwise prohibited by this Section 6(d), IBS shall use reasonable efforts to respond in a prompt and timely fashion (but in no event later than ten (10) business days following such request); the consent of IBS shall not unreasonably be withheld.

                  (e)      OPERATION OF IBS' BUSINESS. Except as set forth in
Section 6(e) of the IBS Disclosure Letter or as otherwise contemplated by this Agreement, IBS will not, without the written consent of Info, take any action or enter into any transaction other than in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, except as expressly provided in this Agreement or Section 6(e) of the IBS Disclosure Letter, without the written consent of Info:

                           (i) none of IBS and its Subsidiaries will authorize or effect any change in its charter or by-laws or comparable organizational document;

                           (ii) none of IBS and its Subsidiaries will grant any Stock Rights or issue, sell, authorize or otherwise dispose of any of its capital stock, (x) except upon the conversion or exercise of Stock Rights outstanding as of the date of this Agreement and (y) except for stock options issued to employees of IBS and its Subsidiaries in a manner consistent with past practice which (I) do not provide for the issuance of more than 100,000 IBS Shares in any calendar quarter, (II) are issued only to new employees and employees promoted after the date hereof, (III) are issued at not less than the market price of the IBS Shares on the date of grant as determined in accordance with the plan pursuant to which such options are issued,
         (IV) are not issued to any executive officer or director of IBS and (V) do not provide for accelerated vesting as a result of the Merger;

                           (iii) none of IBS and its Subsidiaries will sell, lease, encumber or otherwise dispose of, or otherwise agree to sell or otherwise dispose of, or terminate or modify the terms of any agreement or arrangement existing on the date hereof, with respect to the disposition of, any of its assets, which are material, individually or in the aggregate, to IBS and its Subsidiaries taken as a whole except in the ordinary course of business consistent with past practice and except that IBS may enter into, amend or modify any agreement or arrangement with respect to the sale of IBS' commercial and consumer internet access business and equipment related thereto after having given Info prior written notice of such amendment or modification and of any proposed new agreement or arrangement and the terms thereof and an opportunity to consult with IBS concerning such amendment, modification or new agreement or arrangement;

                           (iv) none of IBS and its Subsidiaries (other than wholly owned Subsidiaries) will declare, set aside or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind);

                           (v) none of IBS and its Subsidiaries will split, combine or reclassify any of its capital stock or redeem, repurchase or otherwise acquire any of its capital stock;

                           (vi) none of IBS and its Subsidiaries will acquire or agree to acquire by merger or consolidation with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business of any Person or division thereof or otherwise acquire or agree to acquire any substantial assets in a single transaction or series of related transactions;

                           (vii) none of IBS or its Subsidiaries will incur or commit to any capital expenditures other than capital expenditures incurred or committed to in the ordinary course of business consistent with past practice;

                           (viii) none of IBS or its Subsidiaries will (A) make any loans, advances or capital contributions to, or investments in, any other Person, other than by IBS or a Subsidiary of IBS to or in IBS or any Subsidiary of IBS, (B) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than loans, advances, capital contributions, investments, payments, discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practice or (C) create, incur, assume or suffer to exist any indebtedness, issuances of debt securities, guarantees, Security Interests, loans or advances not in existence as of the date of this Agreement except pursuant to the credit facilities, indentures and other arrangements in existence on the date of this Agreement and incurred in the ordinary course of business consistent with past practice, and any other indebtedness existing on the date of this Agreement (in each case as such credit facilities, indentures, other arrangements and other existing indebtedness may be amended, extended, exchanged, modified, refunded, renewed or refinanced after the date of this Agreement, but only if the aggregate principal amount thereof is not increased thereby, the term thereof is not extended thereby and the other terms and conditions thereof, taken as a whole, are not less advantageous to IBS and its Subsidiaries than those in existence as of the date of this Agreement) and indebtedness not in excess of $2 million in principal amount incurred in the ordinary course of business consistent with past practice after the date of this Agreement;

                           (ix) none of IBS and its Subsidiaries will make any change in employment terms for any of its directors, officers and employees other than (A) customary increases to employees whose total annual cash compensation is less than $100,000 awarded in the ordinary course of business consistent with past practices, and (B) customary employee bonuses (including to employees who are officers) approved by the IBS Board and paid in the ordinary course of business consistent with past practices and (C) immaterial changes to IBS Benefit Plans;

                           (x)      IBS will not change its methods of
         accounting in effect at December 31, 1999 in a manner materially affecting the consolidated assets, liabilities or operating results of IBS, except as required by changes in GAAP as concurred in by IBS' independent auditors, and IBS will not (i) change its fiscal year or
         (ii) make any material tax election, other than in the ordinary course of business consistent with past practice; and

                           (xi) none of IBS and its Subsidiaries will resolve or commit to any of the foregoing.

                  In the event IBS shall request Info to consent in writing to an action otherwise prohibited by this Section 6(e), Info and First Avenue shall use reasonable efforts to respond in a prompt and timely fashion (but in no event later than ten (10) business days following such request); the consent of Info shall not unreasonably be withheld.

                  (f) ACCESS. Each Party will (and will cause each of its Subsidiaries to) permit representatives of the other Party to have access at all reasonable times and in a manner so as not to materially interfere with the normal business operations of such Party and its Subsidiaries to all premises, properties, personnel, books, records (including without limitation tax and financial records), contracts and documents of or pertaining to such Party, subject to any confidentiality obligations of such Party to any third party. Each Party and all of its respective representatives will treat and hold as such any Confidential Information it receives from the other Party or any of its representatives in accordance with the Confidentiality Agreement.

                  (g) NOTICE OF DEVELOPMENTS. Each of IBS, Info and First Avenue will give prompt written notice to the other Parties of any material adverse development causing a breach of any of its own representations and warranties in Section 3, Section 4 and Section 5 above. No disclosure by any Party pursuant to this Section 6(g), however, shall be deemed to amend or supplement the Info Disclosure Letter, the IBS Disclosure Letter or the First Avenue Disclosure Letter or to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

                  (h)      INFO EXCLUSIVITY.

                           (i) Info shall, and shall cause its Subsidiaries and Representatives to, immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any Persons conducted heretofore by Info, its Subsidiaries or any of their respective Affiliates, officers, directors, employees, financial advisors, agents or representatives (each a "REPRESENTATIVE") with respect to any proposed, potential or contemplated Info Acquisition Proposal.

                           (ii)     From and after the date hereof, without
         the prior written consent of IBS, Info will not authorize or permit any of its Subsidiaries to, and shall cause any and all of its Representatives not to, directly or indirectly, (A) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, an Info Acquisition Proposal, or (B) engage in negotiations or discussions with any third party concerning, or provide any non-public information to any person or entity relating to, an Info Acquisition Proposal, or (C) enter into any letter of intent, agreement in principle or any acquisition agreement or other similar agreement with respect to any Info Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in this Section 6(h)(ii) shall prevent Info or the Info Board prior to receipt of the Requisite Stockholder Approval of the Info Stockholders, from furnishing non-public information to, or entering into discussions or negotiations with, any third party in connection with an unsolicited, bona fide written proposal for an Info
         Acquisition Proposal by such third party, if and only to the extent that (1) such third party has made a written proposal to the Info
         Board to consummate an Info Acquisition Proposal, (2) the Info Board determines in good faith, based upon the advice of a financial advisor of nationally recognized reputation, that such Info
         Acquisition Proposal is reasonably capable of being completed on substantially the terms proposed, and would, if consummated, result in a transaction that would provide greater value to the holders of the Info Shares than the transaction contemplated by this Agreement
         (an "INFO SUPERIOR PROPOSAL"), (3) the
         failure to take such action would, in the reasonable good faith judgment of the Info Board, based upon the advice of Info's outside legal counsel, be a violation of its fiduciary duties to the Info Stockholders under applicable law, and (4) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such Person, the Info Board receives from such Person an executed confidentiality agreement with material terms no less favorable to Info than those contained in the Confidentiality Agreement and provides prior notice of its decision to take such action to IBS. Info agrees not to release any third party from, or waive any provision of, any standstill agreement to which it is a party or any confidentiality agreement between it and another Person who has made, or who may reasonably be considered likely to make, an Info Acquisition Proposal, unless the failure to take such action would, in the reasonable good faith judgment of the Info Board, based upon the advice of Info outside legal counsel, be a violation of its fiduciary duties to the Info Stockholders under applicable law and such action is taken prior to receipt of the Requisite Stockholder Approval of the Info Stockholders. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any Representative of Info or any of its Subsidiaries shall be deemed to be a breach of this Section 6(h) by Info.

                           (iii) Info shall notify IBS promptly after receipt by Info or Info's knowledge of the receipt by any of its Representatives of any Info Acquisition Proposal or any request for non-public information in connection with an Info Acquisition Proposal or for access to the properties, books or records of Info by any Person that informs such party that it is considering making or has made an Info Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate the identity of the offeror and the terms and conditions of such proposal, inquiry or contact. Info shall keep IBS informed of the status (including any change to the material terms) of any such Info Acquisition Proposal or request for non-public information.

                           (iv) The Info Board may not withdraw or modify, or propose to withdraw or modify, in a manner adverse to IBS, the approval or recommendation by the Info Board of this Agreement or the Merger (an "INFO RECOMMENDATION MODIFICATION") unless, following the receipt of an Info Superior Proposal but prior to receipt of the Requisite Stockholder Approval of the Info Stockholders, in the reasonable good faith judgment of the Info Board, based upon the advice of Info's outside legal counsel, the failure to do so would be a violation of the Info Board's fiduciary duties to the Info Stockholders under applicable law; PROVIDED, HOWEVER, that, (A) prior to taking action with respect to an Info Recommendation Modification Info shall notify IBS in writing that the Info Board is contemplating an Info Recommendation Modification (an "INFO RECOMMENDATION MODIFICATION NOTICE") and (B) the Info Board shall not take action with respect to an Info Recommendation Modification unless (I) ten business days (the "INFO NOTICE PERIOD") have passed since the delivery of the Info Recommendation Modification Notice and (II) Info and IBS have not amended this Agreement (an "INFO MODIFICATION AMENDMENT") in such a manner that, in the good faith judgment of the Info Board, based upon the advice of Info's outside legal counsel, taking action with respect to an Info Recommendation Modification would no longer be necessary in order to avoid a violation of the Info Board's fiduciary duties to the Info Stockholders under applicable law. Notwithstanding anything to the contrary contained in this Agreement, if the Info Notice Period shall have passed and an Info Modification Amendment has not been executed and delivered, the Info Board (x) may take action with respect to an Info Recommendation Modification and (y) shall have no obligation to submit this Agreement and the Merger to Info's stockholders for adoption and approval. Unless the Info Board has withdrawn its recommendation of this Agreement in compliance herewith, Info shall use its best efforts to solicit from the Info Stockholders proxies in favor of the adoption and approval of this Agreement and the Merger and to secure the vote or consent of the Info Stockholders required by the Pennsylvania Business Corporation Law and its articles of incorporation and by-laws to adopt and approve this Agreement and the Merger.

                  (i)      IBS EXCLUSIVITY.

                           (i) IBS shall, and shall cause its Subsidiaries and Representatives to, immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any Persons conducted heretofore by IBS, its Subsidiaries or any of its Representatives with respect to any proposed, potential or contemplated IBS Acquisition Proposal.

                           (ii) Without the prior written consent of Info, IBS will not authorize or permit any of its Subsidiaries to, and shall cause any and all of its Representatives not to, directly or indirectly, (A) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, an IBS Acquisition Proposal, or (B) engage in negotiations or discussions with any third party concerning, or provide any nonpublic information to any person or entity relating to, an IBS Acquisition Proposal, or (C) enter into any letter of intent, agreement in principle or any acquisition agreement or other similar agreement with respect to any IBS Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in this Section 6(i)(ii) shall prevent IBS or the IBS Board from, prior to receipt of the Requisite Stockholder Approval of the IBS Stockholders, furnishing nonpublic information to, or entering into discussions or negotiations with, any third party in connection with an unsolicited, bona fide written proposal for an IBS Acquisition Proposal by such third party, if and only to the extent that (1) such third party has made a written proposal to the IBS Board to consummate an IBS Acquisition Proposal, (2) the IBS Board determines in good faith, based upon the advice of a financial advisor of nationally recognized reputation, that such IBS Acquisition Proposal is reasonably capable of being completed on substantially the terms proposed, and would, if consummated, result in a transaction that would provide greater value to the holders of the IBS Shares than the transaction contemplated by this Agreement (an "IBS SUPERIOR PROPOSAL"), (3) the failure to take such action would, in the reasonable good faith judgment of the IBS Board, based upon the advice of IBS' outside legal counsel, be a violation of its fiduciary duties to the IBS' stockholders under applicable law, and (4) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such Person, the IBS Board receives from such Person an executed confidentiality agreement with material terms no less favorable to IBS than those contained in the Confidentiality Agreement. IBS agrees not to release any third party from, or waive any provision of, any standstill agreement to which it is a party or any confidentiality agreement between it and another Person who has made, or who may reasonably be considered likely to make, an IBS Acquisition Proposal, unless the failure to take such action would, in the reasonable good faith judgment of the IBS Board, based upon the advice of IBS' outside legal counsel, be a violation of its fiduciary duties to the IBS' stockholders under applicable law and such action is taken prior to receipt of the Requisite Stockholder Approval of the IBS Stockholders. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any Representative of IBS or any of its Subsidiaries shall be deemed to be a breach of this Section 6(i)(ii) by IBS.

                           (iii) IBS shall notify Info promptly after receipt by IBS or IBS' knowledge of the receipt by any of its Representatives of any IBS Acquisition Proposal or any request for non-public information in connection with an IBS Acquisition Proposal or for access to the properties, books or records of IBS by any Person that informs such party that it is considering making or has made an IBS Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate the identity of the offeror and the terms and conditions of such proposal, inquiry or contact. IBS shall keep Info informed of the status (including any change to the material terms) of any such IBS Acquisition Proposal or request for nonpublic information.

                           (iv) The IBS Board may not withdraw or modify, or propose to withdraw or modify, in a manner adverse to Info, the approval or recommendation by the IBS Board of this Agreement or the Merger (an "IBS RECOMMENDATION MODIFICATION") unless, following the receipt of an IBS Superior Proposal but prior to receipt of the Requisite Stockholder Approval of the IBS Stockholders, in the reasonable good faith judgment of the IBS Board, based upon the advice of IBS' outside legal counsel, the failure to do so would be a violation of the IBS Board's fiduciary duties to the IBS Stockholders under applicable law; PROVIDED, HOWEVER, that (A) prior to taking action with respect to an IBS Recommendation Modification IBS shall notify Info in writing that the IBS Board is contemplating an IBS Recommendation Modification (an "IBS RECOMMENDATION MODIFICATION NOTICE") and (B) the IBS Board shall not take action with respect to an IBS Recommendation Modification unless (I) ten business days (the "IBS NOTICE PERIOD") have passed since the delivery of the IBS Recommendation Modification Notice and (II) IBS and Info have not amended this Agreement (an "IBS MODIFICATION AMENDMENT") in such a manner that, in the good faith judgment of the IBS Board, based upon the advice of IBS' outside legal counsel, taking action with respect to an IBS Recommendation Modification would no longer be necessary in order to avoid a violation of the IBS Board's fiduciary duties to the IBS Stockholders under applicable law. Notwithstanding anything to the contrary contained in this Agreement, if the IBS Notice Period shall have passed and an IBS Modification Amendment has not been executed and delivered, the IBS Board (x) may take action with respect to an IBS Recommendation Modification and (y) shall have no obligation to submit the Merger to the IBS Stockholders for adoption and approval. Unless the IBS Board has withdrawn its recommendation of the Merger in compliance herewith, IBS shall use its best efforts to solicit from the IBS Stockholders proxies in favor of the adoption and approval of the IBS Merger required by the Delaware General Corporation Law.

                  (j)      INSURANCE AND INDEMNIFICATION.

                           (i) Holdco will provide each individual who served as a director or officer of IBS or Info at any time prior to the Effective Time with liability insurance for a period of six years after the Effective Time no less favorable in coverage and amount than any applicable insurance of IBS or Info, as the case may be, in effect immediately prior to the Effective Time; PROVIDED, HOWEVER, that if the existing liability insurance expires, or is terminated or canceled by the insurance carrier during such six-year period, Holdco will use its reasonable best efforts to obtain comparable insurance for the remainder of such period on a commercially reasonable basis; PROVIDED FURTHER, however, that in the event any claim or claims are asserted within such period, all rights to indemnification in respect of such claim or claims shall continue until the final disposition thereof;

                           (ii) After the Effective Time, Holdco (A) will not take or permit to be taken any action to alter or impair any exculpatory or indemnification provisions now existing in the certificate of incorporation, by-laws or indemnification and employment agreements of IBS, Info or any of their respective Subsidiaries for the benefit of any individual who served as a director or officer of IBS, Info or any of their respective Subsidiaries (an "INDEMNIFIED PARTY") at any time prior to the Effective Time (except as may be required by applicable law), and
         (B) shall, and shall the applicable Surviving Corporation to, honor and fulfill such provisions until the date which is six years from the Effective Time (except as may be required by applicable law); PROVIDED, HOWEVER, that in the event any claim or claims are asserted within such period, all rights to indemnification in respect of such claim or claims shall continue until the final disposition thereof.

                           (iii) To the extent clauses (i) and (ii) above shall not serve to indemnify and hold harmless an Indemnified Party, Holdco, subject to the terms and conditions of this clause (iii), will indemnify, for a period of six years from the Effective Time, to the fullest extent permitted under applicable law, each Indemnified Party from and against any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including all court costs and reasonable attorneys' fees and expenses, resulting from, arising out of, relating to or caused by this Agreement or any of the transactions contemplated herein; PROVIDED, HOWEVER, that in the event any claim or claims are asserted or threatened within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. Any Indemnified Party wishing to claim indemnification under this clause
         (iii), notwithstanding anything to the contrary in the provisions set forth in the certificate of incorporation, by-laws or other agreements respecting indemnification of directors or officers of IBS, the IBS Surviving Corporation, Info or the Info Surviving Corporation, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Holdco thereof, but the failure to so notify shall not relieve Holdco of any liability it may have to such Indemnified Party if such failure does not materially prejudice Holdco. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (A) Holdco shall have the right following the Effective Time to assume the defense thereof and Holdco shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Holdco fails to assume such defense or counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Holdco or the applicable Surviving Corporation, on the one hand, and the Indemnified Parties, on the other hand, the Indemnified Parties may retain counsel satisfactory to them, and Holdco shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; PROVIDED, HOWEVER, that Holdco shall be obligated to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest, in which case Holdco need only pay for separate counsel to the extent necessary to resolve such conflict; (B) the Indemnified Parties will reasonably cooperate in the defense of any such matter; and (C) neither Holdco nor any Surviving Corporation shall be liable for any settlement effectuated without Holdco's prior written consent, which consent shall not be unreasonably withheld or delayed. Holdco shall not settle any action or claim identified in this Section 6(j)(iii) in any manner that would impose any liability or penalty on an Indemnified Party not paid by Holdco without such Indemnified Party's prior written consent, which consent shall not be unreasonably withheld or delayed.

                           (iv)     Notwithstanding anything contained in clause
         (iii) above, Holdco shall not have any obligation hereunder to any Indemnified Party (A) if the indemnification of such Indemnified Party by Holdco or the applicable Surviving Corporation in the manner contemplated hereby is prohibited by applicable law, (B) the conduct of the Indemnified Party relating to the matter for which indemnification is sought involved bad faith or willful misconduct of such Indemnified Party, or (C) with respect to actions taken by any such Indemnified Party in his or its individual capacity, including, without limitations, with respect to any matters relating, directly or indirectly, to the purchase, sale or trading of securities issued by IBS, Info or Holdco other than a tender or sale pursuant to a stock tender agreement or (D) if such Indemnified Party shall have breached its obligation to cooperate with Holdco or the applicable Surviving Corporation in the defense of any claim in respect of which indemnification is sought and such breach (x) materially and adversely affects Holdco's or the applicable Surviving Corporation's defense of such claim or (y) will materially and adversely affect Holdco's or the applicable Surviving Corporation's defense of such claim if such breach is not cured within ten days after notice of such breach is delivered to the Indemnified Party and such breach is not cured during such period.

                  (k)      FINANCIAL STATEMENTS.

                           (i) As soon as they are made available to and reviewed by senior management of Info, Info shall make available to IBS and First Avenue the internally generated monthly and quarterly condensed financial statements (including quarterly statements for the three-month period ended June 30, 2000), of Info, consisting of consolidated balance sheets, and consolidated statements of operations and of cash flows.

                           (ii) As soon as they are made available to and reviewed by senior management of IBS, IBS shall make available to Info and First Avenue the internally generated monthly and quarterly condensed financial statements (including, quarterly statements for the three-month period ended June 30, 2000), consisting of consolidated balance sheets, and consolidated statements of operations and of cash flows.

                  (l)      [INTENTIONALLY OMITTED]

                  (m) RULE 145 AFFILIATES. Prior to the Closing Date, Info shall deliver to Holdco a letter identifying all persons who were, at the date of the Info Special Meeting, "AFFILIATES" of Info for purposes of Rule 145 under the Securities Act; and IBS shall deliver to Holdco a letter identifying all persons who were, at the date of the IBS Special Meeting, affiliates of IBS for purposes of Rule 145 under the Securities Act. Each of Info and IBS shall use its reasonable efforts to cause each of its affiliates for purposes of Rule 145 to deliver to Holdco on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit F.

                  (n) NASDAQ LISTING. Holdco, IBS and Info shall use all reasonable efforts to cause the Holdco Shares to be issued in connection with the IBS Merger and the Info Merger and under the Info Benefit Plans and IBS Benefit Plans and any other Stock Rights of IBS and Info to be approved for listing on the Nasdaq National Market or the Nasdaq Small Cap Market as reasonably determined by Info and IBS, subject to official notice of issuance, prior to the Closing Date.

                  (o) TAX FREE TREATMENT. The Parties intend the transactions contemplated by this Agreement to qualify as a reorganization under
Section 368 of the Code and/or as an exchange under Section 351 of the Code. Each Party shall use reasonable efforts, and shall undertake reasonable efforts to cause its Affiliates to use reasonable efforts (i) to cause the transactions to so qualify, (ii) not to take any action that would prevent or impede the transactions from so qualifying and (iii) to obtain the opinions referred to in
Section 7(a)(xii) and Section 7(b)(x) (the "TAX OPINIONS"). The Parties agree to use reasonable efforts to restructure the transactions contemplated by this Agreement in a manner having substantially the same economic effect if, and to the extent that, Info and IBS shall reasonably deem such restructuring appropriate in order to obtain the Tax Opinions. For purposes of the Tax Opinions, counsel may receive and rely upon representations, including those contained in this Agreement or in separate letters from or certificates of the parties hereto and others.

                  (p) EMPLOYEE PLANS. After the Effective Time and until such time as the Holdco Board shall otherwise determine, the IBS Surviving Corporation shall continue the IBS Benefit Plans, and the

Info Surviving Corporation shall continue the Info Benefit Plans, in each case in a manner consistent with past practice.

                  (q) OPERATION OF FIRST AVENUE. Without the prior written consent of IBS and Info, First Avenue will not (i) engage in any activities except in the ordinary course of its business consistent with past practice;
(ii) issue any First Avenue Shares except for 600,000 First Avenue Shares pursuant to the First Avenue Commitments; (iii) amend, modify or terminate any First Avenue Commitment; (iv) at Closing have any assets, liabilities or employees or be party to any contracts except as listed in Section 5(c) of the First Avenue Disclosure Letter and additional cash received in connection with the sale of First Avenue Shares pursuant to the First Avenue Commitments and (v) declare or set aside or pay any distribution with respect to the First Avenue Shares (whether in cash or in kind). In the event First Avenue shall request IBS or Info to consent in writing to an action otherwise prohibited by, or required by, this Section 6(q), IBS or Info, as the case may be, shall use reasonable efforts to respond in a prompt and timely fashion (but in no event later than ten (10) business days following such request), but may otherwise respond, in their sole discretion, affirmatively or negatively.

         7.       CONDITIONS TO OBLIGATION TO CLOSE.

                  (a) CONDITIONS TO OBLIGATION OF IBS. The obligation of IBS to consummate the IBS Merger is subject to satisfaction or waiver by IBS of the following conditions at or prior to the Closing Date (other than the conditions contained in subsections (i), (xi) and (xvi) below, which may not be waived):

                           (i) This Agreement, the IBS Merger and the Info Merger shall have received the Requisite Stockholder Approvals.

                           (ii) Info and its Subsidiaries shall have obtained the Required Info Consents, other than those Required Info Consents the failure of which to obtain would not reasonably be expected to have an Info Material Adverse Effect; IBS shall have obtained the Required IBS Consents, other than those Required IBS Consents the failure of which to obtain would not reasonably be expected to have an IBS Material Adverse Effect; and First Avenue shall have obtained the Required First Avenue Consents, other than those Required First Avenue Consents the failure of which to obtain would not reasonably be expected to have a First Avenue Material Adverse Effect; all filings under the Hart-Scott-Rodino Act, if any are required, shall have been made and all waiting periods shall have expired.

                           (iii) The representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date).

                           (iv) Info shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

                           (v) Neither any statute, rule, regulation, order, stipulation or injunction (each an "ORDER") shall be enacted, promulgated, entered, enforced or deemed applicable to any Merger nor any other action shall have been taken by any Government Entity which
         (A) prohibits the consummation of the transactions contemplated by any Merger; (B) prohibits the ownership or operation by Holdco or the applicable Surviving Corporation of all or any material portion of the business or assets of IBS, Info or First Avenue, or which compels Holdco or the applicable Surviving Corporation to dispose of or hold separate all or any material portion of the business or assets of IBS, Info or First Avenue as a result of the transactions contemplated by the Mergers; (C) makes any Merger illegal; or (D) imposes material limitations on the ability of Holdco, IBS, Info or First Avenue to consummate any Merger.

                           (vi)     Info shall have delivered to IBS a
         certificate to the effect that each of the conditions specified above in Section 7(a)(i)-Section 7(a)(iv) is satisfied in all respects; PROVIDED, HOWEVER, with respect to Section 7(a)(i), Info shall only be required to certify that this Agreement and the Info Merger received the Requisite Stockholder Approval of the Info Stockholders, and, with respect to Section 7(a)(ii), Info shall only be required to certify as to the Required Info Consents.

                           (vii) The representations and warranties set forth in Section 5 above shall be true and correct in all material respects at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date).

                           (viii) First Avenue shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

                           (ix) First Avenue shall have delivered to IBS a certificate to the effect that each of the conditions specified above in Section 7(a)(ii), Section 7(a)(vii) and Section 7(a)(viii) is satisfied in all respects; PROVIDED, HOWEVER, with respect to
         Section 7(a)(ii), First Avenue shall only be required to certify as to the Required First Avenue Consents.

                           (x) The Holdco Shares to be issued in connection with the IBS Merger shall have been approved upon official notice of issuance for quotation on the Nasdaq Small Cap Market or the Nasdaq National Market, subject to official notice of issuance.

                           (xi) The Registration Statement shall have been declared effective by the SEC under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

                           (xii) IBS shall have received a written opinion, dated as of the Closing Date, from Kelley Drye & Warren LLP, counsel to IBS, to the effect that the IBS Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368 of the Code and/or an exchange within the meaning of Section 351 of the Code; in rendering such opinion, such tax counsel shall be entitled to rely upon customary representations provided by the Parties.

                           (xiii) Holders of not more than $2.5 million in value, in the aggregate, of Info Shares (calculated based upon the Closing Price per Info Share as of the date preceding the scheduled Closing Date) and of IBS Shares (calculated based upon the Closing Price per IBS Share as of the date preceding the scheduled Closing
         Date) shall have exercised and not withdrawn dissenters' rights with respect to their shares.

                           (xiv) The non-competition agreements between Info and bigchalk.com, Inc. and among Info, bigchalk.com, Inc. and Bell and Howell Information and Learning Company shall have been amended or other arrangements with respect to such non-competition agreements shall have been reached in substance, which amendments or other arrangements shall be reasonably satisfactory in form and substance to IBS.

                           (xv) Each person who will be a director or executive officer of Holdco and who is not affiliated with IBS shall have signed a Lockup Agreement.

                           (xvi) The First Avenue Common Shares and the First Avenue Preferred Shares subject to the First Avenue Commitments shall have been duly issued pursuant to the First Avenue Commitments, the full purchase price therefor shall have been paid to First Avenue and shall be held by First Avenue at the Effective Time, and the FAV Merger shall have been consummated simultaneously with the IBS Merger and the Info Merger.

                  Subject to the provisions of applicable law, IBS may waive, in whole or in part, any condition specified in this Section 7(a), other than the conditions contained in subsections (i), (xi) and (xvi), if it executes a writing so stating at or prior to the Closing.

                  (b) CONDITIONS TO OBLIGATION OF INFO. The obligation of Info to consummate the Info Merger is subject to satisfaction or waiver by Info of the following conditions at or prior to the Closing Date (other than the conditions contained in subsections (i), (xii) and (xiv), which cannot be waived):

                           (i) This Agreement, the IBS Merger and the Info Merger shall have received the Requisite Stockholder Approvals.

                           (ii)     IBS and its Subsidiaries shall have
         obtained the Required IBS Consents, other than those Required IBS Consents the failure of which to obtain would not reasonably be expected to have an IBS Material Adverse Effect; Info and its Subsidiaries shall have obtained the Required Info Consents other than those Required Info Consents the failure of which to obtain would not reasonably be expected to have an Info Material Adverse Effect; First Avenue shall have obtained the Required First Avenue Consents other than those Required First Avenue Consents the failure of which to obtain would not reasonably be expected to have a First Avenue Material Adverse Effect; and all filings under the Hart-Scott-Rodino Act, if any are required, shall have been made and all waiting periods shall have expired.

                           (iii) The representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date).

                           (iv) IBS shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

                           (v)      Neither any Order shall be enacted,
         promulgated, entered, enforced or deemed applicable to any Merger nor any other action shall have been taken by any Government Entity
         (A) prohibits the consummation of the transactions contemplated by any Merger; (B) prohibits the ownership or operation by Holdco or the applicable Surviving Corporation of all or any material portion of the business or assets of IBS, Info or First Avenue, or which compels Holdco or the applicable Surviving Corporation to dispose of or hold separate all or any material portion of the business or assets of IBS, Info or First Avenue as a result of the transactions contemplated by the Mergers; (C) makes any Merger illegal; or (D) imposes material limitations on the ability of Holdco, IBS, Info or First Avenue to consummate any Merger.

                           (vi)     IBS shall have delivered to Info a
         certificate to the effect that each of the conditions specified above in Section 7(b)(i)-(iv) is satisfied in all respects; PROVIDED, HOWEVER, with respect to Section 7(b)(i), IBS shall only be required to certify that this Agreement and the IBS Merger received the Requisite Stockholder Approval of the IBS Stockholders and, with respect to Section 7(b)(ii), IBS shall only be required to certify as to the Required IBS Consents.

                           (vii) The representations and warranties set forth in Section 5 above shall be true and correct in all material respects at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date).

                           (viii) First Avenue shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

                           (ix) First Avenue shall have delivered to Info a certificate to the effect that each of the conditions specified above in Section 7(b)(ii), Section 7(b)(vii) and Section 7(b(viii) is satisfied in all respects; PROVIDED, HOWEVER, with respect to
         Section 7(b)(ii), First Avenue shall only be required to certify as to the Required First Avenue Consents.

                           (x) Info shall have received a written opinion, dated as of the Closing Date, from Morgan, Lewis & Bockius LLP, counsel to Info, to the effect that the Info Merger will be treated for U.S. Federal income tax purposes as a reorganization within the meaning of
         Section 368 of the Code and/or an exchange within the meaning of
         Section 351 of the Code; in rendering such opinion, such tax counsel shall be entitled to rely upon customary representations provided by the Parties.

                           (xi) The Holdco Shares to be issued in connection with the Info Merger shall have been approved upon official notice of issuance for quotation on the Nasdaq Small Cap Market or the Nasdaq National Market, subject to official notice of issuance.

                           (xii) The Registration Statement shall have been declared effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

                           (xiii) Holders of not more than $2.5 million in value, in the aggregate, of Info Shares (calculated based upon the Closing Price per Info Share as of the date preceding the scheduled Closing Date) and of IBS Shares (calculated based upon the Closing Price per IBS Share as of the date preceding the scheduled Closing
         Date) shall have exercised and not withdrawn dissenters' rights with respect to their shares.

                           (xiv) The First Avenue Common Shares and the First Avenue Preferred Shares subject to the First Avenue Commitments shall have been duly issued pursuant to the First Avenue Commitments, the full purchase price therefor shall have been paid to First Avenue and shall be held by First Avenue at the Effective Time, and the FAV Merger shall have been consummated simultaneously with the IBS Merger and the Info Merger.

                           (xv) A definitive agreement between IBS and a third party shall have been executed and shall not have been terminated pursuant to which IBS will cease providing access to its consumer internet customers and afford the third party the right to offer internet service to such customers.

                           (xvi) Each person who will be a director or executive officer of Holdco and who is not affiliated with Info shall have signed a Lockup Agreement.

                  Subject to the provisions of applicable law, Info may waive, in whole or in part, any condition specified in this Section 7(b), other than the conditions contained in subsections (i), (xii) and (xiv), if it executes a writing so stating at or prior to the Closing.

                  (c) CONDITIONS TO OBLIGATION OF FIRST AVENUE. The obligation of First Avenue to consummate the FAV Merger is subject to satisfaction or waiver by First Avenue of the following conditions at or prior to the Closing Date (other than the conditions contained in subsections (i), (vii) and (viii), which cannot be waived):

                           (i) This Agreement, the IBS Merger and the Info Merger shall have received the Requisite Stockholder Approvals.

                           (ii) IBS and its Subsidiaries shall have obtained the Required IBS Consents, other than those Required IBS Consents the failure of which to obtain would not reasonably be expected to have an IBS Material Adverse Effect; Info and its Subsidiaries shall have obtained the Required Info Consents other than those Required Info Consents the failure of which to obtain would not reasonably be expected to have an Info Material Adverse Effect; and all filings under the Hart-Scott-Rodino Act, if any are required, shall have been made and all waiting periods shall have expired.

                           (iii) The representations and warranties set forth in Section 3 and Section 4 above shall be true and correct in all material respects at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date).

                           (iv) IBS, Info and Holdco shall have performed and complied with all of their respective covenants hereunder in all material respects through the Closing.

                           (v)      Neither any Order shall be enacted,
         promulgated, entered, enforced or deemed applicable to any Merger nor any other action shall have been taken by any Government Entity
         (A) prohibits the consummation of the transactions contemplated by any Merger; (B) prohibits the ownership or operation by Holdco or the applicable Surviving Corporation of all or any material portion of the business or assets of IBS, Info or First Avenue, or which compels Holdco or the applicable Surviving Corporation to dispose of or hold separate all or any material portion of the business or assets of IBS, Info or First Avenue as a result of the transactions contemplated by the Mergers; (C) makes any Merger illegal; or (D) imposes material limitations on the ability of Holdco, IBS, Info or First Avenue to consummate any Merger.

                           (vi) IBS and Info shall have delivered to First Avenue a certificate to the effect that each of the conditions specified above in Section 7(c)(i)-(iv) is satisfied in all respects; PROVIDED, HOWEVER, (A) with respect to Section 7(c)(i), IBS shall only be required to certify that this Agreement and the IBS Merger received the Requisite Stockholder Approval of the IBS Stockholders, and Info shall only be required to certify that this Agreement and the Info Merger received the Requisite Stockholder Approval of the Info Stockholders, (B) with respect to Section 7(c)(ii), IBS shall only be required to certify as to the Required IBS Consents, and Info shall only be required to certify as to the Required Info Consents, (C) with respect to Section 7(c)(iii), IBS shall only be required to certify as to the representations and warranties in Section 4, and Info shall only be required to certify as to the representations and warranties in Section 3, and (D) with respect to Section 7(c)(iv), IBS shall only be required to certify as to its covenants and the covenants of Holdco, and Info shall only be required to certify as to its covenants and the covenants of Holdco.

                           (vii) The Registration Statement shall have been declared effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

                           (viii) The IBS Merger and the Info Merger shall have been consummated simultaneously with the FAV Merger.

                           (ix) Holders of not more than $2.5 million in value, in the aggregate, of Info Shares (calculated based upon the Closing Price per Info Share as of the date preceding the scheduled Closing Date) and of IBS Shares (calculated based upon the Closing Price per IBS Share as of the date preceding the scheduled Closing
         Date) shall have exercised and not withdrawn dissenters' rights with respect to their shares.

                           (x) Each person who will be a director or executive officer of Holdco and who is not affiliated with First Avenue shall have signed a Lockup Agreement.

                           (xi) Holdco shall have executed and delivered the Registration Rights Agreement between Holdco and First Avenue in substantially the form of Exhibit G attached hereto.

                  Subject to the provisions of applicable law, First Avenue may waive, in whole or in part, any condition specified in this Section 7(c), other than the conditions contained in subsections (i), (vii) and (viii), if it executes a writing so stating at or prior to the Closing.

                  (d) CONDITIONS TO OBLIGATION OF HOLDCO. The obligation of Holdco to consummate the Mergers is subject to satisfaction or waiver by Holdco of the following conditions at or prior to the Closing Date (other than the conditions contained in subsections (i), (vii) and (viii), which cannot be waived):

                           (i) This Agreement, the IBS Merger and the Info Merger shall have received the Requisite Stockholder Approvals.

                           (ii)     IBS and its Subsidiaries shall have
         obtained the Required IBS Consents, other than those Required IBS Consents the failure of which to obtain would not reasonably be expected to have an IBS Material Adverse Effect; Info and its Subsidiaries shall have obtained the Required Info Consents other than those Required Info Consents the failure of which to obtain would not reasonably be expected to have an Info Material Adverse Effect; First Avenue shall have obtained the Required First Avenue Consents other than those Required First Avenue Consents the failure of which to obtain would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Holdco and its affiliates, taken as a whole; and all filings under the Hart-Scott-Rodino Act, if any are required, shall have been made and all waiting periods shall have expired.

                           (iii) The representations and warranties set forth in Section 5 above shall be true and correct in all material respects at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date).

                           (iv) First Avenue shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

                           (v)      Neither any Order shall be enacted,
         promulgated, entered, enforced or deemed applicable to any Merger nor any other action shall have been taken by any Government Entity (A) prohibits the consummation of the transactions contemplated by any Merger; (B) prohibits the ownership or operation by Holdco or the applicable Surviving Corporation of all or any material portion of the business or assets of IBS, Info or First Avenue, or which compels Holdco or the applicable Surviving Corporation to dispose of or hold separate all or any material portion of the business or assets of IBS, Info or First Avenue as a result of the transactions contemplated by the Mergers; (C) makes any Merger illegal; or (D) imposes material limitations on the ability of Holdco, IBS, Info or First Avenue to consummate any Merger.

                           (vi) First Avenue shall have delivered to Holdco a certificate to the effect that each of the conditions specified above in Section 7(d)(ii)-(iv) is satisfied in all respects; PROVIDED, HOWEVER, with respect to Section 7(d)(ii), First Avenue shall only be required to certify as to the Required First Avenue Consents

                           (vii) The Registration Statement shall have been declared effective by the SEC under the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

                           (viii) The First Avenue Common Shares and the First Avenue Preferred Shares subject to the First Avenue Commitments shall have been duly issued pursuant to the First Avenue Commitments, the full purchase price therefor shall have been paid to First Avenue and shall be held by First Avenue at the Effective Time.

                  Subject to the provisions of applicable law, Holdco may waive, in whole or in part, any condition specified in this Section 7(d), other than the conditions contained in subsections (i), (vii) and (viii), if it executes a writing so stating at or prior to the Closing.

         8.       TERMINATION.

                  (a) TERMINATION OF AGREEMENT. IBS, Info and First Avenue may terminate this Agreement with the prior authorization of their respective board of directors, as provided below:

                           (i) IBS, Info and First Avenue may terminate this Agreement, and the Mergers may be abandoned, by mutual written consent at any time prior to the Effective Time before or after the approval by the Info Stockholders or the IBS Stockholders;

                           (ii) This Agreement may be terminated and the Mergers may be abandoned by action of the Board of Directors of IBS, Info or First Avenue, before or after the approval by the Info Stockholders or the IBS Stockholders, (A) if the Effective Time shall not have occurred by December 31, 2000 (the "OUTSIDE DATE") (unless the failure to consummate the Mergers by such date is due to the action or failure to act of the Party seeking to terminate) or (B) if any condition to the obligation of the terminating Party to consummate the applicable Merger shall have become incapable of being satisfied prior to the Outside Date as of a result of an Order that is final and non-appealable;

                           (iii) This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time, before or after the approval by the Info Stockholders or the IBS Stockholders, by action of the Info Board, in the event that IBS or First Avenue shall have breached any of its representations, warranties or covenants under this Agreement which breach (A) would give rise to the failure of a condition set forth in
         Section 7(b) or Section 7(d) above, and (B) cannot be or has not been cured within 30 days after the giving of written notice by Info to the breaching party of such breach;

                           (iv) This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time, before or after the approval by the Info Stockholders or the IBS Stockholders, by action of the IBS Board, in the event that Info or First Avenue shall have breached any of its representations, warranties or covenants under this Agreement which breach (A) would give rise to the failure of a condition set forth in Section 7(a) or Section 7(d) above, and (B) cannot be or has not been cured within 30 days after the giving of written notice by IBS to the breaching party of such breach;

                           (v) This Agreement may be terminated by IBS, and the Mergers may be abandoned, (A) if the Info Board (i) enters into or publicly announces its intention to enter into an agreement or agreement in principle with respect to an Info Acquisition Proposal or
         (ii) withdraws its recommendation to the Info Stockholders of this Agreement or the Info Merger or (B) in order to enter into an agreement in principle or a definitive agreement with respect to an IBS Superior Proposal, provided that IBS has complied with the provisions of Section 6(i) in connection with such IBS Superior Proposal;

                           (vi) This Agreement may be terminated by Info, and the Mergers may be abandoned, (A) if the IBS Board (i) enters into or publicly announces its intention to enter into an agreement or agreement in principle with respect to an IBS Acquisition Proposal or
         (ii) withdraws its recommendation to the IBS Stockholders that the IBS Stockholders approve the IBS Merger or (B) in order to enter into an agreement in principle or a definitive agreement with respect to an Info Superior Proposal, provided that Info has complied with the provisions of Section 6(h) in connection with such Info Superior Proposal;

                           (vii) Any of IBS, Info or First Avenue may terminate this Agreement, and the Mergers may be abandoned, by giving written notice to the other Parties at any time after the Info Special Meeting in the event that (1) this Agreement and the Info Merger fail to receive the Requisite Stockholder Approval by the Info Stockholders or (2) dissenters rights are exercised by the holders of Info Shares and holders of IBS Shares having an aggregate value (based, in the case of Info Shares upon the Closing Sales Price per Info Share on the date immediately prior to the scheduled Closing Date, and in the case of IBS Shares upon the Closing Sales Price per IBS Share on the date immediately prior to the schedule Closing Date ) in excess of $2.5 million;

                           (viii) Any of IBS, Info or First Avenue may terminate this Agreement, and the Mergers may be abandoned, by giving written notice to the other Parties at any time after the IBS Special Meeting in the event that this Agreement and the IBS Merger fail to receive the Requisite Stockholder Approval by the IBS Stockholders; and

                           (ix) This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time, before or after the approval by the Info Stockholders or the IBS Stockholders, by action of the Board of Directors of First Avenue, in the event that IBS, Info or Holdco shall have breached any of their respective representations, warranties or covenants under this Agreement which breach (A) would give rise to the failure of a condition set forth in Section 7(c) above, and (B) cannot be or has not been cured within 30 days after the giving of written notice by First Avenue to the breaching Party of such breach.

                  (b)      EFFECT OF TERMINATION.

                           (i)      Except as provided in clauses (ii) or
         (iii) of this Section 8(b), if any Party terminates this Agreement pursuant to Section 8(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of either Party to the other Party (except for any liability of any Party then in breach); provided, however, that the provisions of the Confidentiality Agreement, this Section 8(b) and Section 9 below shall survive any such termination.

                           (ii) If this Agreement is terminated (A) by Info pursuant to Section 8(a)(vi)(B) or (B) by IBS pursuant to
         Section 8(a)(v)(A), or (C) any Person makes an Info Acquisition Proposal that remains in effect on the date 60 days prior to the Outside Date and the Requisite Stockholder Approval of the Info Stockholders is not obtained prior to termination of this Agreement pursuant to Section 8(a)(ii), then, within 60 days after such termination, Info shall pay IBS the sum of $2,000,000 in immediately available funds. Payment of such amount shall be the exclusive remedy in the event of termination of this Agreement (x) under the circumstances set forth in Section 8(b)(ii)(B) or Section 8(b)(ii)(C) if the Info Acquisition Proposal giving rise to such termination is an Info Superior Proposal and Info has complied with the provisions of Section 6(h) in connection therewith or (y) under the circumstances set forth in Section 8(b)(ii)(A).

                           (iii) If this Agreement is terminated (A) by IBS pursuant to Section 8(a)(v)(B) or (B) by Info pursuant to
         Section 8(a)(vi)(A) or (C) any person makes an IBS Acquisition Proposal that remains in effect on the date 60 days prior to the Outside Date and the Requisite Stockholder Approval of the IBS Stockholders is not obtained prior to termination of this Agreement pursuant to Section 8(a)(ii), then, within 60 days after such termination, IBS shall pay Info the sum of $2,000,000 in immediately available funds. Payment of such amount shall be the exclusive remedy in the event of termination of this Agreement (x) under the circumstances set forth in Section 8(b)(iii)(B) or Section 8(b)(iii)(C) if the IBS Acquisition Proposal giving rise to such termination is an IBS Superior Proposal and IBS has complied with the provisions of Section 6(i) in connection therewith or (y) under the circumstances set forth in Section 8(b)(iii)(A).

         9.       MISCELLANEOUS.

                  (a) SURVIVAL. None of the representations, warranties and covenants of the Parties (other than the provisions in Section 2 concerning payment of the applicable Merger Consideration, the provisions in Section 6(j),
Section 6(o) and Section 6(p)) shall survive the Effective Time.

                  (b) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of IBS, Info and First Avenue; PROVIDED, HOWEVER, that each of IBS and Info may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use all reasonable efforts to advise the other Parties prior to making the disclosure).

                  (c) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; PROVIDED, HOWEVER, that (i) the provisions in Section 2 above (A) concerning payment of the Info Merger Consideration are intended for the benefit of the Info Stockholders, (B) concerning payment of the IBS Merger Consideration are intended for the benefit of the IBS Stockholders, (C) concerning payment of the FAV Merger Consideration are intended for the benefit of the First Avenue Stockholders and (D) concerning the conversion of the stock options are intended for the benefit of the holders of such stock options, (ii) the provisions in Section 6(j) above concerning insurance and indemnification are intended for the benefit of the individuals specified therein and their respective legal representatives and (iii) the provisions of Section 6(o) are intended for the benefit of the Info Stockholders, the IBS Stockholders and the First Avenue Stockholders.

                  (d) ENTIRE AGREEMENT. This Agreement (together with the Confidentiality Agreement) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

                  (e) BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign or delegate either this Agreement or any of its rights, interests or obligations hereunder, by operation of law or otherwise, without the prior written approval of Info, IBS and First Avenue. Any purported assignment or delegation without such approval shall be void and of no effect.

                  (f) COUNTERPARTS. This Agreement may be executed (including by facsimile) in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  (g) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (h) NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:


         If to Info, Holdco or either Merger Sub:             Infonautics, Inc.
                                                              590 North Gulph Road
                                                              King of Prussia, Pennsylvania 19406-2800
                                                              Attn:  President & CEO; VP & General Counsel
                                                              Telephone: (610) 971-8840
                                                              Facsimile:  (610) 971-8850

         with a copy to:                                      Morgan, Lewis & Bockius LLP
                                                              1701 Market Street
                                                              Philadelphia, Pennsylvania 19103
                                                              Attention:  Joanne R. Soslow
                                                              Telephone:  (215) 963-5000
                                                              Facsimile: (215) 963-5299


         If to IBS, Holdco or either Merger Sub:              IBS Interactive, Inc.
                                                              Ridgewood Avenue
                                                              Suite 350
                                                              Cedar Knolls, NJ 07927
                                                              Attention:  Chairman
                                                              Telephone: (973) 285-2600
                                                              Facsimile:  (973) 285-4777


         with a copy to:                                      Kelley Drye & Warren LLP
                                                              101 Park Avenue
                                                              New York, New York 10178
                                                              Attention:  Douglas Rich
                                                              Telephone:  (212) 808-7769
                                                              Facsimile:  (212) 808-7897

         If to First Avenue:                                  First Avenue Ventures, LLC
                                                              c/o SR Services, Inc.
                                                              919 North Market Street, Suite 600,
                                                              Wilmington, Delaware 19801
                                                              Telephone: (302) 576-5880
                                                              Facsimile:  (302) 576-5858

         with a copy to:                                      Stradley Ronon Stevens & Young, LLP
                                                              2600 One Commerce Square
                                                              Philadelphia, PA 19103-7098
                                                              Attention: Dean M. Schwartz, Esq.
                                                              Telephone:  (215) 564-8078
                                                              Facsimile:   (215) 564-8120


                                            and

                                                              Gordon & Glickson
                                                              444 N. Michigan Ave. - Suite 3600
                                                              Chicago, IL  60611-3903
                                                              Attention: Robert M. Weiss, Esq.
                                                              Telephone:  (312) 321-1700
                                                              Facsimile:   (312) 321-9324

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using personal delivery, expedited courier, messenger service, facsimile or ordinary mail, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner set forth in this Section 9(h), provided that no such change of address shall be effective until it actually is received by the intended recipient.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW, OR THE PENNSYLVANIA BUSINESS CORPORATION LAW MAY MANDATORILY APPLY.

                  (j) AMENDMENTS AND WAIVERS. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of the Info Board, the IBS Board and the Board of Directors of First Avenue; PROVIDED, HOWEVER, that any amendment effected subsequent to Requisite Stockholder Approval will be subject to the restrictions contained in the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, to the extent applicable. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                  (k) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                  (l) EXPENSES. Except as expressly set forth elsewhere in this Agreement, each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; PROVIDED, HOWEVER, that if the Mergers do not close (for a reason other than a breach by First Avenue), Info agrees to pay 60%, and IBS agrees to pay 35%, of the FAV Liabilities; and PROVIDED FURTHER that the costs and expenses set forth on Schedule 9(l) will be split as follows:
Info - 60%, IBS - 35% and First Avenue - 5%. Any payments made to IBS Dissenting Holders will be made by the IBS Surviving Corporation, and any payments made to Info Dissenting Holders will be made by the Info Surviving Corporation.

                  (m) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "INCLUDING" shall mean including without limitation. The phrase "BUSINESS DAY" shall mean any day other than a day on which banks in the State of New York are required or authorized to be closed. Disclosure of any matter in the Info Disclosure Letter, the IBS Disclosure Letter or the First Avenue Disclosure Letter shall not be deemed an admission that such matter is material.

                  (n) INCORPORATION OF EXHIBITS. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

                  (o) DEFINITION OF KNOWLEDGE. As used herein, the words "knowledge" or "known" shall, (i) with respect to Info, mean the actual knowledge of the corporate executive officers of Info, in each case after such individuals have made due and diligent inquiry as to the matters which are the subject of the statements which are "known" by Info or made to the "knowledge" of Info,
(ii) with respect to IBS, mean the actual knowledge of the corporate executive officers of IBS, in each case after such individuals have made due and diligent inquiry as to the matters which are the subject of the statements which are "known" by IBS or made to the "knowledge" of IBS and (iii) with respect to First Avenue, mean the actual knowledge of the corporate executive officers and the directors of First Avenue, in each case after such individuals have made due and diligent inquiry as to the matters which are the subject of the statements which are "known" by First Avenue or made to the "knowledge" of First Avenue.

                  (p) WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT AND EACH INDEMNIFIED PARTY, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


                                      I. I. HOLDING COMPANY, INC.



                                      By: /s/ NICHOLAS R. LOGLISCI
                                         ------------------------
                                      Name:   Nicholas R. Loglisci
                                      Title:  Pres

                                      INFONAUTICS, INC.


                                      By: /s/ VAN MORRIS
                                         ----------------
                                      Name:   Van Morris
                                      Title:  Chief Executive Officer and President



                                      IBS INTERACTIVE, INC.


                                      By: /s/ NICHOLAS R. LOGLISCI
                                          -----------------------
                                      Name:   Nicholas R. Loglisci
                                      Title:  Chief Executive Officer and President



                                      I. I. MERGER SUB I, INC.


                                      By: /s/ NICHOLAS R. LOGLISCI
                                          -----------------------
                                      Name:   Nicholas R. Loglisci
                                      Title:  Pres.



                                      I. I. MERGER SUB II, INC.


                                      By: /s/ NICHOLAS R. LOGLISCI
                                          -----------------------
                                      Name:   Nicholas R. Loglisci
                                      Title:  Pres.

                   [Signatures continued from preceding page]

                                       I. I. MERGERSUB III, INC.


                                       By: /s/ NICHOLAS R. LOGLISCI
                                           -----------------------
                                       Name:
                                       Title:



                                       FIRST AVENUE VENTURES, INC.




                                       By: /s/ RICHARD J. MASTERSON
                                           ------------------------
                                       Name:
                                       Title:

                               Schedule 2 (a) (ii)


Chairman & Chief Executive Officer          Rich Masterson

President                                   Nick Loglisci

Chief Operating Officer                     Van Morris

                                  Schedule 9(l)


         Info, IBS and First Avenue shall share the following expenses on a 60:35:5 basis, respectively (exclusive of legal, accounting and other professional services fees payable to persons providing such services by each of Info, IBS and First Avenue that may be attributable to the same, which shall be borne by each of Info, IBS and First Avenue, respectively): (i) costs of forming Holdco, (ii) fees payable to the Exchange Agent, (iii) filing fees for the Registration Statement, (iv) costs of printing and distributing the Joint Proxy Statement/Prospectus, and (v) compensation plan consulting through Westward Pay Strategies, Inc.

         First Avenue's share of the above expenses shall not exceed $50,000 in the aggregate.

         In the event that Info and IBS must pay the FAV Liabilities as contemplated in Section 9(l) of the Reorganization Agreement, Info and IBS shall pay such amounts up to an aggregate of $200,000.

                                                                     EXHIBIT A
                          CERTIFICATE OF INCORPORATION

                                       OF

                           I. I. HOLDING COMPANY, INC.



                  I, the undersigned, in order to form a corporation for the purposes hereinafter stated, and under and pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law"), certify as follows:


                  FIRST:   The name of the corporation is I. I. Holding Company,
Inc. (the "Corporation").

                  SECOND: The name and address of the Corporation's registered office in the State of Delaware is The Prentice-Hall Corporation System, Inc., located at 1013 Centre Road, City of Wilmington, County of New Castle.

                  THIRD:   The nature of the business and the purpose of the
Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                  FOURTH:  The Corporation shall have the authority to issue two
(2) classes of capital stock, to be designated respectively "Preferred Stock" and "Common Stock." The total number of shares of capital stock that the Corporation shall have the authority to issue is One Hundred Fifteen Million (115,000,000). The total number of shares of preferred stock, par value $.001 per share (the "Preferred Stock"), that the Corporation shall have authority to issue is Fifteen Million (15,000,000). The total number of shares of Common Stock, par value $.001 per share (the "Common Stock"), that the Corporation shall have authority to issue is One Hundred Million (100,000,000).

                  The following is a statement fixing certain of the designations and the powers, voting rights, preferences and relative, participating, optional and other rights of the Preferred Stock, and the qualifications, limitations or restrictions thereof, and of the authority with respect thereto expressly granted to the Board of Directors of the Corporation to fix any such provisions not fixed by this Certificate of Incorporation.

A.       PREFERRED STOCK

         The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time, in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The powers, voting rights, designations, preferences and relative, participating, optional or other special rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively, the "Series Terms"), shall be such as are stated and expressed in the resolution or resolutions (each, a "Series Term Resolution") providing for the issue of such series of Preferred Stock adopted by the Board of Directors. The powers of the Board of Directors with respect to the Series Terms of a particular series (any of which powers may by resolution of the Board of Directors be specifically delegated to one or more of its committees, except as prohibited by the Delaware General Corporation Law) shall include, but not be limited to, determination of the following:

                           (1)      The number of shares constituting that
series and the distinctive designation of that series;

                           (2)      The dividend rate on the shares of that
series, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                           (3)      Whether that series shall have voting
rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

                           (4)      Whether that series shall have conversion
privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion upon the occurrence of such events as the Board of Directors shall determine;

                           (5)      Whether the shares of that series shall be
redeemable, and, if so, the terms and conditions of such redemption, including the relative rights of priority of the shares of such series, if any, of redemption, the date or dates upon or after which the shares of such series shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           (6)      Whether that series shall have a sinking
fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                           (7)      The rights of the shares of that series in
the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

                           (8)      The conditions or restrictions upon the
creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

                           (9)      The conditions or restrictions with respect
to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

                           (10)     Any other designation, preference, power and
right and any qualification, limitation or restriction thereon as may be fixed by resolution or resolutions of the Board of Directors or by the Delaware General Corporation Law.

         Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate of Incorporation and the Series Terms Resolution; PROVIDED that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in this Certificate of Incorporation or in the Series Terms Resolution.

B.       COMMON STOCK

         The powers, preferences and rights, and the qualifications, limitations and restrictions of the Common Stock are as follows:

                  1. VOTING. A holder of shares of Common Stock shall be entitled to one (1) vote for each share held. Each share of Common Stock is vested with all of the same rights and powers in all respects, including, without limitation, dividend and liquidation rights. Whenever the Corporation shall issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of such amended certificate shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of Section 242(b)(2) of the Delaware General Corporation Law shall otherwise require; PROVIDED, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

                  2. DIVIDENDS. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, holders of Common Stock will be entitled to share in such dividends ratably according to the number of shares of Common Stock held by such holder, subject to the rights of the holders of shares of any series of Preferred Stock set forth in any Series Terms Resolution.

                  3. LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for the payment of the debts and other liabilities of the Corporation and the payment or setting aside for payment of any preferential amount due to the holders of shares of any series of Preferred Stock, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by such holders, in the remaining assets of the Corporation available for distribution to its stockholders, subject to the rights of the holders of any shares of any class of stock or series ranking on parity with the Common Stock as to payment or distribution in such event.


                  FIFTH:   In furtherance and not in limitation of the powers
conferred by the Delaware General Corporation Law, the Corporation's by-laws (the "By-Laws") may be from time to time amended, modified, supplemented or repealed by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

                  SIXTH:   The powers of the Corporation shall be exercised
by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of a Board of Directors. The number of directors may be increased or decreased by the Board of Directors from time to time as provided in the By-Laws.

                  Election of directors of the Corporation need not be by ballot unless the By-Laws of the Corporation shall so provide.

                  SEVENTH: No director of the Corporation shall have personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; PROVIDED, that nothing in this Article SEVENTH shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. In the event the Delaware General Corporation Law is amended after the date hereof so as to authorize corporate action further eliminating or limiting the liability of directors of the Corporation, the liability of the directors shall thereupon be eliminated or limited to the maximum extent permitted by the Delaware General Corporation Law, as so amended from time to time. Any repeal or modification of the foregoing provisions of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director existing at the time of such repeal or modification.

                  EIGHTH: The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under Section 145 from and against any and all expense, liability, or other matter referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                  NINTH:   The Corporation reserves the right to amend, alter
change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  TENTH:   The name and mailing address of the sole
incorporator are Thaddeus P. Wojcik III, Kelley Drye & Warren LLP, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901-3229.

                  IN WITNESS WHEREOF, the undersigned, sole incorporator of I.I. Holding Company, Inc., has signed this Certificate of Incorporation on this 21st day of July, 2000.

                                         /s/ Thaddeus P. Wojcik III
                                             Thaddeus P. Wojcik III
                                             Sole Incorporator

                                                                     EXHIBIT B

                                     BY-LAWS

                                       OF

                           I. I. HOLDING COMPANY, INC.




ARTICLE I

                                  Stockholders

     SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders of I. I. Holding Company, Inc. (the "Corporation") for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting shall be held on such date, at such time and at such place within or without the State of Delaware as may be designated by the Corporation's board of directors (the "Board of Directors") or if no date and time are so fixed, at 10:00 a.m. on the first Friday in June of each year at the principal executive office of the Corporation at 10:00 a.m.

     SECTION 2. SPECIAL MEETINGS. Except as otherwise provided by statute or in the Corporation's certificate of incorporation, as may be from time to time hereafter modified, amended or supplemented (the "Certificate of Incorporation"), a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors, the President or stockholders holding at least ten percent of the outstanding shares of stock in the Corporation that would be entitled to vote at a regularly scheduled meeting of the Corporation's stockholders. Any special meeting of the stockholders shall be held on such date, at such time and at such place within or without the State of Delaware as the Board of Directors, the officer or stockholders calling the meeting may designate.

     SECTION 3. NOTICE OF MEETINGS. Written notice of each meeting of the stockholders, which shall state the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which it is called, shall be given, not less than ten (10) nor more than sixty (60) days before the date of such meeting, either personally or by mail, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, directed to the stockholder at the address of such stockholder as it appears on the records of the Corporation. Whenever notice is required to be given, a written waiver thereof signed by the stockholder entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If, at any meeting of stockholders, action is proposed to be taken which would, if taken, entitle stockholders to perfect appraisal rights with respect to their shares of the Corporation's capital stock, the notice of meeting shall include a statement to that effect and such notice shall comply with the requirements specified in
Section 262 of the General Corporation Law of the State of Delaware.

     SECTION 4. QUORUM. At any meeting of the stockholders, the holders of a majority in number of the total outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number of shares shall be required by law, by the Certificate of Incorporation or by these By-Laws, in which case the representation of the number of shares so required shall constitute a quorum; PROVIDED, THAT, at any meeting of the stockholders at which the holders of any class of stock of the Corporation shall be entitled to vote separately as a class, the holders of a majority in number of the total outstanding shares of such class, present in person or represented by proxy, shall constitute a quorum for purposes of such class vote unless the representation of a larger number of shares of such class shall be required by law, by the Certificate of Incorporation or by these By-Laws.

     SECTION 5. ADJOURNED MEETINGS. Whether or not a quorum shall be present in person or represented at any meeting of the stockholders, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting may adjourn from time to time; PROVIDED, HOWEVER, that if the holders of any class of stock of the Corporation are entitled to vote separately as a class upon any matter at such meeting, any adjournment of the meeting in respect of action by such class upon such matter shall be determined by the holders of a majority of the shares of such class present in person or represented by proxy and entitled to vote at such meeting. At the adjourned meeting, the stockholders or the holders of any class of stock entitled to vote separately as a class, as the case may be, may transact any business which might have been transacted by them at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     SECTION 6. ORGANIZATION. At each meeting of the stockholders, the Chief Executive Officer of the Corporation, the President of the Corporation, or, in such officer's absence or inability to act, a Vice President shall call all meetings of the stockholders to order, and shall act as chairman of such meetings. In the absence of each of the Chief Executive Officer, the President and each of the Vice Presidents, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a chairman. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders; but in the absence of the Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 7. VOTING. Except as otherwise provided in the Certificate of Incorporation or by law, each stockholder shall be entitled to one vote for each share of the capital stock of the Corporation registered in the name of such stockholder upon the books of the Corporation. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. Except as otherwise provided by law, every proxy shall be revocable at the pleasure of the stockholder executing it. No such proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period. Unless required by law or determined by the chairman of the meeting to be advisable, the vote on any matter need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting or by such stockholder's proxy if there can be such proxy, and shall state the number of shares voted.

     Except as otherwise provided by law or by the Certificate of Incorporation, Directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election and, whenever any corporate action other than the election of Directors is to be taken, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon.

     Shares of the capital stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

     SECTION 8. LIST OF STOCKHOLDERS. It shall be the duty of the Secretary of the Corporation to prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held, for the ten (10) days next preceding the meeting, to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, and shall be produced and kept at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder who may be present.

     SECTION 9. INSPECTORS. The Board of Directors, in advance of any meeting of stockholders, shall appoint one or more inspectors to act at such meeting or any adjournment thereof and to make a written report thereon. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall ascertain the number of shares of each kind, class or series of stock outstanding and the voting power of each, determine the number of shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No Director or nominee for the office of Director shall act as an inspector of an election of Directors. Inspectors need not be stockholders.

     SECTION 10. BUSINESS BROUGHT BEFORE AN ANNUAL MEETING. At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting of stockholders. To be properly brought before an annual meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder who was a stockholder of record at the time of giving of the notice provided for in this section, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 10. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to or mailed and received by the Corporation's Secretary at the principal executive offices of the Corporation, not less than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting of stockholders; PROVIDED, HOWEVER, that in the event that the date of the annual meeting of stockholders is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received no later than the close of business on the tenth
(10) day following the day on which notice of the date of the meeting was mailed. A stockholder's notice to the Corporation's Secretary shall set forth
(a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business sought to be brought before the meeting; (c) the name and address, as such appear on the Corporation's books, of the stockholder proposing such nominee or business and any other stockholders known by such stockholder to be supporting such nominee or proposal; (d) the class and number of shares of the Corporation which, on the date of such stockholder's notice, are beneficially owned by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee or proposal; and (e) any material interest of the stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting of stockholders except in accordance with the procedures set forth in this Section 10. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 10, and if the chairman should so determine, the chairman shall so declare at the meeting and any such business not properly brought before such meeting shall not be transacted.

                                   ARTICLE II

                               Board of Directors

     SECTION 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these By-Laws directed or required to be done by the stockholders.

     SECTION 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of not less than two (2) nor more than eleven (11) Directors. Directors need not be stockholders. The Board of Directors, by the affirmative vote of a majority of the entire Board of Directors, may increase the number of Directors to a number not exceeding fifteen (15). Vacancies occurring by reason of any such increase shall be filled in accordance with Section 4 of this Article II. The Board of Directors, by the vote of a majority of the entire Board of Directors, may decrease the number of Directors to a number not less than two (2) but any such decrease shall not affect the term of office of any Director.

     SECTION 3. CLASSES, ELECTION AND TERM OF OFFICE. Except for Directors elected to fill vacancies, all Directors shall be elected at the annual meeting of stockholders and shall be nominated in accordance with the provisions of
Section 5 of this Article. Directors elected to fill vacancies shall be appointed and elected in accordance with the provisions of Section 4 of this Article. At each meeting of stockholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of Directors to be elected, shall be the Directors. Each Director shall hold office until his successor is elected and qualified, or until his earlier resignation by written notice to the Secretary of the Corporation, or until his removal from office.

     SECTION 4. REMOVAL, VACANCIES AND ADDITIONAL DIRECTORS. The stockholders may, by the affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Corporation's capital stock entitled to vote with respect to the election of Directors, at any special meeting, the notice of which shall state that it is called for that purpose, remove, with or without cause, any Director and fill the vacancy in accordance with these By-Laws; PROVIDED, HOWEVER, that whenever any Director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class pursuant to statute or the provisions of the Certificate of Incorporation, such Director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. Vacancies caused by any removal, or any vacancy caused by the death or resignation of any Director or for any other reason and any newly created directorship resulting from any increase in the authorized number of Directors, shall be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, and if there shall be no Directors then in office, such vacancy or newly created directorship shall be filled by holders of at least a majority of the shares of the Corporation's capital stock entitled to vote with respect to the election of Directors, and any Director so elected to fill such vacancy or any newly created directorship shall hold office for a term that shall expire at the first annual meeting of stockholders following such appointment or until the earlier resignation or removal of the Director.

     When one (1) or more Directors shall resign from the Board of Directors effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office until the first annual meeting of stockholders following such appointment or until the earlier resignation or removal of the Director.

     SECTION 5. Nominations.

          (a) Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in these By-Laws, who is entitled to vote for the election of Directors at the meeting and who shall have complied with each of the notice procedures set forth in Article I, Section 10 and all applicable requirements of the Exchange Act and the Rules and Regulations promulgated thereunder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

          (b) No person shall be eligible to serve as a Director of the Corporation unless nominated in accordance with the procedures set forth in these By-laws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-Laws, and if the chairman should so declare, the defective nomination shall be disregarded.

     SECTION 6. PLACE OF MEETING. The Board of Directors may hold its meetings in such place or places in or outside the State of Delaware as the Board of Directors may from time to time determine or as specified in the notice of any such meeting.

     SECTION 7. ANNUAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business as soon as practicable after each annual meeting of the stockholders, on the same day and at the same place where such annual meeting of stockholders shall be held. Notice of such meeting need not be given. Such meeting may be held at any other time or place, within or without the State of Delaware, which shall be specified in a notice thereof given as hereinafter provided in Section 10 of this Article II.

     SECTION 8. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held monthly at the principal executive office of the Corporation, or at such other place as the Board of Directors may determine. No notice shall be required for any regular meeting of the Board of Directors held at the principal executive office of the Corporation. A copy of every resolution fixing or changing the time or place of regular meetings shall be delivered to every Director at least five (5) days before the first meeting held pursuant thereto.

     SECTION 9. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by direction of the President, or by any two (2) of the Directors then in office.

     SECTION 10. NOTICE OF MEETINGS. Notice of the day, hour and place of holding of each special meeting (and each annual or regular meeting for which notice shall be required) shall be given by mailing the same at least five (5) days before the meeting or by causing the same to be transmitted by telegraph, cable or wireless at least one (1) day before the meeting to each Director. Unless otherwise indicated in the notice thereof, any and all business other than an amendment of these By-Laws may be transacted at any special meeting, and an amendment of these By-Laws may be acted upon if the notice of the meeting shall have stated that the amendment of these By-Laws is one (1) of the purposes of the meeting. At any meeting at which every Director shall be present, even though without any notice, any business may be transacted, including the amendment of these By-Laws. A written waiver of notice, signed by a Director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting, except when the Director attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 11. QUORUM. Subject to the provisions of Section 4 of this Article II, a majority of the members of the Board of Directors in office (but in no case less than one-third of the total number of Directors) shall constitute a quorum for the transaction of business and the vote of the majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors. If at any meeting of the Board of Directors there is less than a quorum present, a majority of those present may adjourn the meeting from time to time. Notice of the time and place of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other Directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The Directors shall act only as a board and the individual Directors shall have no power as such.

     SECTION 12. ORGANIZATION. At all meetings of the Board of Directors, the Chairman of the Board, if any, shall be elected from the Directors present to preside at such meeting. The Secretary of the Corporation shall act as Secretary of all meetings of the Directors. In the absence of the Secretary, the Chairman may appoint any person to act as secretary of the meeting.

     SECTION 13. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one (1) or more committees, each committee to consist of one (1) or more of the Directors of the Corporation. The Board of Directors may designate one (1) or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by resolution passed by a majority of the whole Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; except that no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or an amendment to these By-Laws; and unless such resolution, these By-Laws or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board of Directors when required.

     SECTION 14. CONFERENCE TELEPHONE MEETINGS. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, the members of the Board of Directors or any committee designated by the Board, may participate in a meeting of the Board of Directors or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and such participation shall constitute presence in person at such meeting.

     SECTION 15. CONSENT OF DIRECTORS OR COMMITTEE IN LIEU OF MEETING. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee, as the case may be.

     SECTION 16. COMPENSATION. The amount, if any, that each Director shall be entitled to receive as compensation for such Director's services as such shall be fixed from time to time by resolution of the Board of Directors. Directors, who are not employees of the Corporation, shall be entitled to receive reimbursement from the Corporation for reasonable travel expenses in connection with their attendance at any meeting of the Board of Directors.

                                  ARTICLE III

                                    Officers

     SECTION 1. OFFICERS. The officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer, Chief Operating Officer, President, Chief Technical Officer, Chief Information Officer, Chief Financial Officer, one (1) or more Vice Presidents, a General Counsel, a Secretary and such additional officers, if any, as shall be elected by the Board of Directors pursuant to the provisions of Section 12 of this Article III. The Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Technical Officer, the Chief Information Officer, one (1) or more Vice Presidents, the General Counsel and the Secretary shall be elected by the Board of Directors after each annual meeting of the stockholders. The failure to hold such election shall not of itself terminate the term of office of any officer. All officers shall hold office at the pleasure of the Board of Directors. Any officer may resign at any time upon written notice to the Corporation. Officers may, but need not, be Directors. Any number of offices may be held by the same person.

     All officers, agents and employees of the Corporation shall be subject to removal, with or without cause, at any time by the Board of Directors. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. All agents and employees other than officers elected by the Board of Directors shall also be subject to removal, with or without cause, at any time by the officers appointing them.

     Any vacancy caused by the death of any officer, such officer's resignation, his removal or otherwise, may be filled by the Board of Directors, and any officer so elected shall hold office at the pleasure of the Board of Directors for the unexpired portion of the term of office which shall be vacant.

     In addition to the powers and duties of the officers of the Corporation as set forth in these By-Laws, each officer shall have such authority and shall perform such duties as from time to time may be determined by the Board of Directors.

     SECTION 2. POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. Such person shall perform such other duties as may from time to time be assigned by these By-Laws or by the Board of Directors.

     SECTION 3. POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer, subject to the control of the Board of Directors, shall have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall preside at all meetings of the Board of Directors in the absence of the Chairman of the Board. The Chief Executive Officer shall have the general powers and duties of management usually vested in the office of the chief executive officer of a corporation, and shall have such other powers and duties as may be assigned to or required of such officer from time to time by these By-Laws or by the Board of Directors.

     SECTION 4. POWERS AND DUTIES OF THE CHIEF OPERATING OFFICER. The Chief Operating Officer, subject to the control of the Board of Directors, shall have general responsibility for the business operations of the Corporation. In the absence of the Chairman of the Board and the Chief Executive Officer, the Chief Operating Officer shall preside at all meetings of the stockholders and the Board of Directors and shall have such other powers and duties as may be assigned to or required of such officer from time to time by these By-Laws or by the Board of Directors.

     SECTION 5. POWERS AND DUTIES OF THE PRESIDENT. Unless otherwise determined by the Board of Directors, the President, subject to the control of the Board of Directors, shall perform all duties and services incident to the office of President. In the absence of the Chairman of the Board, the Chief Executive Officer and the Chief Operating Officer, the President shall preside at all meetings of the stockholders and the Board of Directors. In addition, the President shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors.

     SECTION 6. POWERS AND DUTIES OF THE CHIEF TECHNICAL OFFICER. The Chief Technical Officer shall perform all duties incident to the office of Chief Technical Officer and shall have such powers and perform such other duties as may from time to time be assigned to such office by these By-Laws or by the Board of Directors.

     SECTION 7. POWERS AND DUTIES OF THE CHIEF INFORMATION OFFICER. The Chief Information Officer shall perform all duties incident to the office of Chief Information Officer and shall have such powers and perform such other duties as may from time to time be assigned to such officer by these By-Laws or by the Board of Directors.

     SECTION 8. POWERS AND DUTIES OF THE GENERAL COUNSEL. The General Counsel shall perform all duties incident to the office of General Counsel and shall have such powers and perform such other duties as may from time to time be assigned to such office by these By-Laws or by the Board of Directors, the Chief Executive Officer or the President.

     SECTION 9. POWERS AND DUTIES OF THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have responsibility for all financial and accounting matters, including supervisory responsibilities for any Treasurer and any Assistant Treasurer of the Corporation, shall perform all duties incident to the office of Chief Financial Officer and shall have such powers and perform such other duties as may from time to time be assigned to such office by these By-Laws or by the Board of Directors, the Chief Executive Officer or the President.

     SECTION 10. POWERS AND DUTIES OF THE VICE PRESIDENTS. Each Vice President shall perform all duties incident to the office of Vice President and shall have such powers and perform such other duties as may from time to time be assigned to such office by these By-Laws or by the Board of Directors, the Chief Executive Officer or the President.

     SECTION 11. POWERS AND DUTIES OF THE SECRETARY. The Secretary shall: (i) keep minutes of all meetings of the Board of Directors and minutes of all meetings of the stockholders in books provided for that purpose; (ii) attend to the giving or serving of all notices of the Corporation; (iii) have custody of the corporate seal of the Corporation and shall affix the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; (iv) have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors, Chief Executive Officer or the President shall direct; (v) cause the books, reports, statements, certificates and other documents and records required by law to be kept and filed to be properly kept and filed all of which shall at all reasonable times be open to the examination of any Director, upon application, at the office of the Corporation during business hours; (vi) perform all duties incident to the office of Secretary; and (vii) have such other powers and perform such other duties as may from time to time be assigned to the Secretary by these By-Laws or the Board of Directors, the Chief Executive Officer or the President.

     SECTION 12. ADDITIONAL OFFICERS. The Board of Directors may from time to time elect such other officers (who may, but need, not be Directors), including a Treasurer, a Controller and one or more Assistant Treasurers, Assistant Secretaries and Assistant Controllers, as the Board of Directors may deem advisable, and such officers shall have such authority and shall perform such duties as may from time to time be assigned to them by the Board of Directors, the Chief Executive Officer or the President. The Board of Directors may from time to time by resolution delegate to any Assistant Treasurer or Assistant Treasurers any of the powers or duties herein assigned to the Treasurer; and may similarly delegate to any Assistant Secretary or Assistant Secretaries any of the powers or duties herein assigned to the Secretary.

     SECTION 13. GIVING OF BOND BY OFFICERS. All officers of the Corporation, if required to do so by the Board of Directors, shall furnish bonds to the Corporation for the faithful performance of their duties, in such penalties and with such conditions and security as the Board of Directors shall require.

     SECTION 14. Voting Upon Stocks. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meetings of stockholders of any corporation in which the Corporation may hold stock, and at any such meetings shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may from time to time, by resolution, confer like powers upon any other person or persons.

     SECTION 15. COMPENSATION OF OFFICERS. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors or a committee thereof; provided, however, that the Board of Directors or a committee thereof may delegate to the Chief Executive Officer the power to fix the compensation of all other officers. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that such officer is or was a Director of the Corporation, but any such officer who shall also be a Director (except in the event there is only one (1) Director of the Corporation) shall not have any vote in the determination of the compensation to be paid to him.

                                   ARTICLE IV

                             Stock-Seal-Fiscal Year

     SECTION 1. CERTIFICATES REPRESENTING SHARES OF STOCK. The certificates representing shares of stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be approved by the Board of Directors. All certificates certifying the kind, class or series and number of shares of the Corporation's capital stock owned by such holder shall be signed by the Chairman of the Board, Chief Executive Officer, President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall not be valid unless so signed. Any or all of the signatures on the certificate may be a facsimile.

     In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Corporation.

     All certificates representing shares of stock shall be consecutively numbered as the same are issued. The name of the person owning the shares represented thereby with the number of such shares and the date of issue thereof shall be entered on the books of the Corporation.

     Except as hereinafter provided, all certificates surrendered to the Corporation for transfer shall be cancelled, and no new certificates shall be issued until former certificates for the same number of shares have been surrendered and cancelled.

     SECTION 2. LOST, STOLEN OR DESTROYED CERTIFICATES. Whenever a person owning a certificate representing shares of stock of the Corporation alleges that it has been lost, stolen or destroyed, he shall file in the office of the Corporation an affidavit setting forth, to the best of his knowledge and belief, the time, place and circumstances of the loss, theft or destruction, and, if required by the Board of Directors, a bond of indemnity or other indemnification sufficient in the opinion of the Board of Directors to indemnify the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, theft or destruction of any such certificate or the issuance of a new certificate in replacement therefor. Thereupon the Corporation may cause to be issued to such person a new certificate in replacement for the certificate alleged to have been lost, stolen or destroyed. Anything herein to the contrary notwithstanding, the Corporation in its absolute discretion may refuse to issue any new certificate, except pursuant to judicial proceedings under the laws of the State of Delaware.

     SECTION 3. TRANSFER OF SHARES; REGISTERED STOCKHOLDERS. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

     SECTION 4. REGULATIONS. The Board of Directors shall have power and authority to make such rules and regulations not inconsistent with these By-Laws as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. The Board of Directors may appoint or authorize any officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

     SECTION 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to (i) notice of or to vote at any meeting of stockholders or any adjournment thereof; (ii) receive payment of any dividend or other distribution or allotment of any rights; (iii) exercise any rights in respect of any change, conversion or exchange of stock; or (iv) for the purpose of any other lawful action, as the case may be, the Board of Directors may fix, in advance, a record date, which shall (i) not be more than sixty (60) nor less than ten (10) days before the date of such meeting, (ii) not be more than ten (10) days after the date upon which the resolution fixing the record date for consent to corporate action in writing is adopted by the Board of Directors and (iii) not be more than sixty (60) days prior to any other action.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 6. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors shall have the power to declare and pay dividends upon shares of stock of the Corporation, but only out of funds available for the payment of dividends as provided by law. Any dividends declared upon the stock of the Corporation shall be payable subject to the provisions of the Certificate of Incorporation on such date or dates as the Board of Directors shall determine. If the date fixed for the payment of any dividend shall in any year fall upon a legal holiday, then the dividend payable on such date shall be paid on the next day not a legal holiday.

     SECTION 7. CORPORATE SEAL. The Board of Directors shall provide a suitable seal, which shall be circular in form, bear the name of the Corporation and shall include the words and numbers "Corporate Seal," "Delaware" and the year of incorporation. The seal shall be kept in the custody of the Secretary. A duplicate seal may be kept and be used by any officer of the Corporation designated by the Board, the Chief Executive Officer or the President.

     SECTION 8. FISCAL YEAR. The fiscal year of the Corporation shall be such fiscal year as the Board of Directors from time to time by resolution shall determine.

                                   ARTICLE V

                            Miscellaneous Provisions

     SECTION 1. EXECUTION OF CONTRACTS. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, any contract or other instrument may be executed and delivered in the name and on behalf of the Corporation by each of the Chief Executive Officer, the President, the Chief Financial Officer, [the Chief Technical Officer] and [the Chief Information Officer], or by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Unless authorized by the Board of Directors or expressly permitted by these By-Laws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it peculiarly liable for any purpose or to any amount.

     SECTION 2. CHECKS, NOTES, ETC. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money out of the funds of the Corporation shall be signed and, if so required by the Board of Directors, countersigned by such officers of the Corporation and/or other persons as shall from time to time be designated by the Board of Directors or pursuant to authority delegated by the Board of Directors.

     Checks, drafts, bills of exchange, acceptances, notes, obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depositary by the Chief Financial Officer and/or such other officers or persons as shall from time to time be designated by the Chief Financial Officer.

     SECTION 3. LOANS. No loans and no renewals of loans for more than Two Hundred Fifty Thousand Dollars ($250,000) shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

     SECTION 4. OFFICES OUTSIDE OF DELAWARE. The registered office and registered agent of the Corporation will be as specified in the Certificate of Incorporation. Except as otherwise required by the laws of the State of Delaware, the Corporation may have an office or offices and keep its books, documents and papers outside of the State of Delaware at such place or places as from time to time may be determined by the Board of Directors, the Chief Executive Officer or the President.

     SECTION 5. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES. The Corporation shall, to the fullest extent permitted by applicable law from time to time in effect, indemnify any and all persons who may serve or who have served at any time as Directors or officers of the Corporation, or who at the request of the Corporation may serve or at any time have served as directors or officers of another corporation (including subsidiaries of the Corporation) or of any partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law. Such indemnification shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation may also indemnify any and all other persons whom it shall have power to indemnify under any applicable law from time to time in effect to the extent authorized by the Board of Directors and permitted by law. The indemnification provided by this Section 5 shall not be deemed exclusive of any other rights to which any person may be entitled under any provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     For purposes of this Section 5, the term "Corporation" shall include constituent corporations referred to in Subsection (h) of the Section 145 of the General Corporation Law of the State of Delaware (or any similar provision of applicable law at the time in effect).

     SECTION 6. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any such expense, liability or loss asserted against it or such person and incurred by it or such person, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

     SECTION 7. VOTING AS STOCKHOLDER. Unless otherwise determined by resolution of the Board of Directors, the Chief Executive Officer, President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

     SECTION 8. CONSTRUCTION. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the Certificate of Incorporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

                                   ARTICLE VI

                                   Amendments

     These By-Laws and any amendment thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of all of the members of the Board; PROVIDED, that in the case of any special meeting at which all of the members of the Board are not present, the notice of such meeting shall have stated that the amendment of these By-Laws was one of the purposes of the meeting. These By-Laws and any amendment thereof, including the By-Laws adopted by the Board of Directors, may be altered, amended or repealed, and other By-Laws may be adopted by the holders of a majority of the total outstanding stock of the Corporation entitled to vote at any annual meeting or at any special meeting; PROVIDED, that in the case of any special meeting, notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting; and FURTHER PROVIDED, that any alteration, modification or repeal to each of Article I,

Sections 2, 3 and 10 and Article II, Sections 4 and 5 of these By-Laws shall require the affirmative vote of holders of at least 67% of the issued and outstanding shares of the Corporation's capital stock entitled to vote thereon.

                                  ARTICLE VII

                                  Severability

     The provisions of these By-Laws shall be separable each from any and all other provisions of these By-Laws, and if any such provision shall be adjudged to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, or the powers granted to this Corporation by the Certificate of Incorporation or these By-Laws.


                                    * * * * *

                                     Attest:


                                                                /s/ Van Morris
                                                                    Van Morris
                                                                     Secretary

                                                                       EXHIBIT C

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                           I. I. HOLDING COMPANY, INC.

     Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, I. I. Holding Company, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "CORPORATION"), DOES HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Corporation by Paragraph FOURTH Certificate of Incorporation of the Corporation, and in accordance with the provisions of Section 151(a) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation on [ ], 2000 adopted the following resolution creating a series of preferred stock designated as Series A Convertible Preferred Stock:

     RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of Paragraph FOURTH of the Certificate of Incorporation, a series of preferred stock, $.001 par value per share, to be titled the "Series A Convertible Preferred Stock" of the Corporation is hereby created and that the designation and number of shares thereof and the preferences, privileges, limitations, options, conversion rights and other special rights thereof, are as follows:

     1. DESIGNATION. A total of 757,269 shares of the Corporation's preferred stock shall be designated the "Series A Convertible Preferred Stock" (the "SERIES A PREFERRED STOCK"). The stated value of each share of the Series A Preferred Stock (the "STATED VALUE") shall be $6.93281.

     2.   DIVIDENDS.

          2.1 ACCRUAL OF DIVIDENDS. The Corporation may, but shall not be obligated to, from time to time declare and accrue or pay to the holders of outstanding Series A Preferred Stock dividends payable in cash, property or securities of the Corporation.

          2.2 PARTICIPATING DIVIDENDS. Notwithstanding anything to the contrary contained herein, in the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of the Corporation's common stock, par value $.001 per share (the "COMMON STOCK) entitled to receive, a dividend or other distribution with respect to the Common Stock payable in cash or property or securities of the Corporation then, and in each such event, the Board of Directors shall also declare and pay a dividend on the same terms, at the same or equivalent rate (based on the number of shares of Common Stock into which such Series A Preferred Stock is then convertible, if applicable, or, otherwise, the relative liquidation preference per share, as compared with the Series A Preferred Stock then outstanding) and in like kind upon each share of Series A Preferred stock then outstanding, so that all shares of Series A Preferred Stock will participate in such dividend ratably with such other shares of Common Stock.

     3.   LIQUIDATION, DISSOLUTION OR WINDING UP.

          3.1  TREATMENT AT LIQUIDATION, DISSOLUTION OR WINDING UP.

          (a) Any classes or series of Preferred Stock designated in the future to be on parity with the Series A Preferred Stock with respect to liquidation preference are collectively referred to herein as "FIRST PRIORITY PARITY STOCK." In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Preferred Stock in liquidation preference, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated in the future to be senior to the Series A Preferred Stock with respect to liquidation preference, the holders of each share of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or earnings ("AVAILABLE ASSETS"), an amount per share of Series A Preferred Stock equal to the Stated Value (subject to equitable adjustment for any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series A Preferred Stock) plus all accrued but unpaid dividends. If, upon liquidation, dissolution or winding up of the Corporation, the Available Assets shall be insufficient to pay the holders of Series A Preferred Stock and of any First Priority Parity Stock the full amounts to which they otherwise would be entitled, the holders of Series A Preferred Stock and First Priority Parity Stock shall share ratably in any distribution of Available Assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series A Preferred Stock and First Priority Parity Stock if all liquidation preference dollar amounts with respect to such shares were paid in full.

          (b) Upon the completion of the distribution required by Section 3.1(a) above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Series A Preferred Stock, First Priority Parity Stock and Common Stock pro rata based on the number of shares of Common Stock into which the Series A Preferred Stock and First Priority Parity Stock is then convertible and/or the number of shares of Common Stock then held by each.

          3.2 TREATMENT OF REORGANIZATION, CONSOLIDATION, MERGER, OR SALE OF ASSETS. Any acquisition of all or substantially all of the assets of the Corporation, or an acquisition of the Corporation by another corporation or entity by consolidation, merger or other reorganization or combination in which the holders of the Corporation's outstanding voting stock immediately prior to such transaction do not own, immediately after such transaction, securities representing more than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction (a "LIQUIDITY EVENT") shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 3; PROVIDED, HOWEVER, that, in the case of any such transaction to which the provisions of Section 5.7 also apply, the holders of the outstanding shares of Series A Preferred Stock and First Priority Parity Stock (voting together as a single class) shall have the right by majority vote to elect the benefits of the provisions of Section 5.7 hereof for all of the Series A Preferred Stock and First Priority Parity Stock in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 3. The provisions of this Section 3.2 shall not apply to (a) any reorganization, merger or consolidation involving only a change in the state of incorporation of the Corporation, (b) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation that is incorporated in the United States of America, (c) a merger, reorganization, consolidation or other combination in which the holders of the Corporation's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing more than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, or (d) a sale, transfer or assignment of up to ninety percent (90%), on a consolidated basis, of the Corporation's assets.

          3.3 DISTRIBUTIONS OTHER THAN CASH. Whenever the distribution provided for in this Section 3 shall be payable in whole or in part in property other than cash, the value of any property distributed shall be the fair market value of such property as reasonably determined in good faith by the Board of Directors of the Corporation in a written resolution. All distributions of property other than cash made hereunder shall be made, to the maximum extent possible, pro rata with respect to each series and class of Preferred Stock and Common Stock in accordance with the liquidation amounts and preferences payable with respect to each such series and class.

     4.   VOTING RIGHTS.

          (a) Subject to Section 4(b) below, in addition to any other rights provided for herein or by law, the holders of Series A Preferred Stock shall be entitled to vote, together with the holders of Common Stock as one class, on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock. In any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of whole shares of Common Stock into which each such share of Series A Preferred Stock is then convertible.

          (b) So long as 25% of the shares of Series A Preferred Stock remain outstanding (i) the holders of shares of Series A Preferred Stock, voting separately as a single class, shall have the right to elect two members of the Board of Directors of the Corporation (each a "SERIES A DIRECTOR"), and (ii) a Series A Director may be removed from the Board of Directors only by the affirmative vote of the holders of a majority of the Series A Preferred Stock, voting separately as a single class.

          (c) So long as 25% of the shares of Series A Preferred Stock remain outstanding, if a vacancy on the Board of Directors is to be filled by the Board of Directors, only a director or directors elected by the same class or classes of stockholders as those who would be entitled to vote to fill such vacancy, if any, shall vote to fill such vacancy.

          (d) So long as 25% of the shares of Series A Preferred Stock remain outstanding, the Corporation shall take such action as is necessary to ensure that Executive, Audit and Compensation Committees are formed, and that the membership of each of such committees includes at least one of the Series A Directors.

     5. CONVERSION. The holders of Series A Preferred Stock shall have the following rights and be subject to the following obligations with respect to the conversion of such shares into shares of Common Stock.

          5.1 OPTIONAL CONVERSION. Subject to and in compliance with the provisions of this Section 5, any shares of Series A Preferred Stock may, at the option of the holder thereof, be converted at any time and from time to time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock which a holder of Series A Preferred Stock shall be entitled to receive upon conversion shall be the product obtained by multiplying (a) the number of shares of Series A Preferred Stock being converted at any time, by (b) the rate (the "CONVERSION RATE") equal to the quotient obtained by dividing the Stated Value per share by the Conversion Value. The initial "CONVERSION VALUE," subject to adjustment in accordance with this Section 5, shall be the Stated Value.

          5.2  AUTOMATIC CONVERSION.

               5.2.1 GENERALLY. Immediately (a) prior to the effectiveness of a registration statement filed by the Corporation pursuant to the Securities Act of 1933, as amended (the "ACT"), (other than on Form S-4 or S-8 on any successor forms thereto) covering the offer and sale of Common Stock for the account of the Corporation in an underwritten public offering on a firm commitment basis in which the Corporation receives gross proceeds equal to or greater than $25,000,000 (calculated before deducting underwriters' discounts and commissions and other offering expenses), but subject to the closing of such public offering (a "QUALIFIED PUBLIC OFFERING"), (b) upon the conclusion of a thirty day period in which the average closing price of a share of the Common Stock on at least twenty trading days during such thirty-day period has been equal to or in excess of two and one-half times Stated Value (a "QUALIFIED TRADING PERIOD"), or (c) upon the third anniversary of the date of issuance of the Series A Preferred Stock, all outstanding Series A Preferred Stock shall be converted automatically into the number of fully paid, non-assessable shares of Common Stock into which such shares of Series A Preferred Stock are convertible pursuant to this Section 5 as of the closing and consummation of such Qualified Public Offering, the conclusion of such Qualified Trading Period or the date of such third anniversary, as the case may be, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

          5.3 SURRENDER OF CERTIFICATES UPON MANDATORY CONVERSION. Upon the occurrence of the conversion event specified in paragraph 5.2.1 the holders of the Series A Preferred Stock so converted shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock so surrendered were convertible on the date on which the conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of Series A Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

          5.4  ANTI-DILUTION ADJUSTMENTS.

               5.4.1 UPON DILUTIVE ISSUANCES. If the Corporation shall, while there are any shares of Series A Preferred Stock outstanding, issue or sell shares of its Common Stock or Common Stock Equivalents (as defined in Section
5.4.2.1 below) without consideration or at a price per share or Net Consideration Per Share (as defined in Section 5.4.3 below) less than the Conversion Value in effect immediately prior to such issuance or sale (a "DILUTIVE ISSUANCE"), then in each such case the Conversion Value, except as hereinafter provided, shall be reduced so as to equal an amount determined by multiplying such Conversion Value by the following fraction:

                               N(0) + N(1)
                        -------------------------
                               N(0) + N(2)

          Where:

               N(0) = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents (calculated on a fully-diluted basis assuming the exercise or conversion of all then exercisable or convertible options, warrants, purchase rights and convertible securities).

               N(l) = the number of shares of Common Stock which the aggregate consideration, if any, (including the Net Consideration Per Share with respect to the issuance of Common Stock Equivalents) received or receivable by the Corporation for the total number of such additional shares of Common Stock so issued or deemed to be issued would purchase at the Conversion Value in effect immediately prior to such issuance.

               N(2) = the number of such additional shares of Common Stock so issued or deemed to be issued.

          Example:

          Common Stock outstanding immediately
            prior to the Dilutive Issuance:                            1,000,000

          Conversion Value of Series A Preferred Stock
            immediately prior to the Dilutive Issuance                     $3.00

          New shares issued pursuant to the
            Dilutive Issuance                                          1,000,000

          Issue price of the New Shares                                    $1.50

          N(0)  =  1,000,000
          N(1)  =  (1,000,000)($1.50)/$3.00  =  500,000
          N(2)  =  1,000,000

          New conversion Value of the Series A Preferred Stock

          [$3.00][(1,000,000 + 500,000)/(1,000,000 + 1,000,000) = 0.75] = $2.25

          The provisions of this Section 5.4.1 may be waived as to all shares of Series A Preferred Stock in any instance (without the necessity of convening any meeting of stockholders of the Corporation) upon the written agreement of the holders of a majority of the outstanding shares of Series A Preferred Stock.

               5.4.2 COMMON STOCK EQUIVALENTS.

                    5.4.2.1 For the purposes of this Section 5.4, the issuance of any warrants, options, subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock and the issuance of any warrants, options, subscription or purchase rights with respect to such convertible or exchangeable securities (collectively, "COMMON STOCK EQUIVALENTS"), shall be deemed an issuance of Common Stock. Any obligation, agreement or undertaking to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Conversion Value shall be made under this Section
5.4 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents.

                    5.4.2.2 Should the Net Consideration Per Share of any such Common Stock Equivalents be decreased from time to time other than as a result of the application of anti-dilution provisions substantially similar to the provisions of this Certificate, then, upon the effectiveness of each such change, the Conversion Value will be that which would have been obtained (a) had the adjustments made pursuant to Section 5.4.2.1 upon the issuance of such Common Stock Equivalents been made upon the basis of the new Net Consideration Per Share of such securities, and (b) had the adjustments made to the Conversion Value since the date of issuance of such Common Stock Equivalents been made to such Conversion Value as adjusted pursuant to clause (a) above. Any adjustment of the Conversion Value which relates to any Common Stock Equivalent shall be disregarded if, as, and when such Common Stock Equivalent expires or is canceled without being exercised, or is repurchased by the Corporation at a price per share at or less than the Stated Value, so that the Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Conversion Value that would have been in effect (a) had the expired or canceled Common Stock Equivalent not been issued, and (b) had the adjustments made to the Conversion Value since the date of issuance of such Common Stock Equivalents been made to the Conversion Value which would have been in effect had the expired or canceled Common Stock Equivalent not been issued.

                    5.4.3 NET CONSIDERATION PER SHARE. The "NET CONSIDERATION PER SHARE" which shall be receivable by the Corporation for any Common Stock issued upon the exercise or conversion of any Common Stock Equivalents shall be determined as follows:

                         5.4.3.1    The Net Consideration Per Share shall mean
the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such Common Stock Equivalents, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise, or conversion or exchange thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were exercised, exchanged or converted.

                         5.4.3.2    The Net Consideration Per Share which shall
be receivable by the Corporation shall be determined in each instance as of the date of issuance of Common Stock Equivalents without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such Common Stock Equivalents.

                    5.4.4   STOCK DIVIDENDS FOR HOLDERS OF CAPITAL STOCK
OTHER THAN COMMON STOCK. In the event that the Corporation shall make or issue (other than to holders of Common Stock or Series A Preferred Stock), or shall fix a record date for the determination of holders of any capital stock of the Corporation (other than holders of Common Stock or Series A Preferred Stock) entitled to receive, a dividend or other distribution payable in Common Stock or securities of the Corporation convertible into or otherwise exchangeable for shares of Common Stock of the Corporation, then such Common Stock or other securities issued in payment of such dividend shall be deemed to have been issued for a per share consideration equal to par or stated value, as the case may be.

                    5.4.5 CONSIDERATION OTHER THAN CASH. For purposes of this Section 5.4, if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.4 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation in a written resolution.

                    5.4.6 EXCEPTIONS TO ANTI-DILUTION ADJUSTMENTS; BASKET FOR RESERVED EMPLOYEE SHARES. This Section 5.4 shall not apply (a) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as described in Section 5.5), (b) with respect to the issuance or sale of shares of Common Stock, or the grant of options exercisable therefor, to directors, officers, employees, advisors and consultants of the Corporation or any Subsidiary pursuant to any stock incentive plan or agreement, stock purchase plan or agreement, stock restriction agreement, employee stock ownership plan, consulting agreement, or such other options, issuances, arrangements, agreements or plans intended principally as a means of providing compensation for employment or services or of providing additional compensation in connection with the Corporation obtaining financing, PROVIDED that in each such case such plan, agreement, or other arrangement or issuance is approved by the vote or written consent of a majority of the Board of Directors, or (c) with respect to the issuance or sale of shares of Common Stock, or the grant of options, warrants, purchase rights or convertible securities exercisable therefor, to advisors and consultants (other than pursuant to subsection (b) above), customers, vendors, suppliers, equipment lessors, lenders and clients of the Company, PROVIDED that in each such case such issuance, sale or grant is approved by the vote or written consent of majority of the Board of Directors.

               5.5 ADJUSTMENT UPON EXTRAORDINARY COMMON STOCK EVENT. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Conversion Value shall, simultaneously with the happening, of such Extraordinary Common Stock Event, be adjusted by multiplying the Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Conversion Value, which, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events. An "EXTRAORDINARY COMMON STOCK EVENT" shall mean (a) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (b) a subdivision of outstanding shares of Common Stock, or (c) a combination or reverse stock split of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

               5.6 ADJUSTMENT UPON CERTAIN DIVIDENDS. Except to the extent that participating dividends have been declared and paid pursuant to Section 2.2 hereof, in the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution (other than a distribution in liquidation or other distribution otherwise provided for herein) with respect to the Common Stock payable in (a) securities of the Corporation other than shares of Common Stock, or (b) other assets (excluding cash dividends or distributions), then and in each such event provisions shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities or such other assets receivable by them, giving application to all other adjustments called for during such period under this Section 5.

               5.7 ADJUSTMENT UPON CAPITAL REORGANIZATION OR RECLASSIFICATION. If the Common Stock shall be changed into the same or different number of shares of any other class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than an Extraordinary Common Stock Event), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into, in lieu of the number of shares of Common Stock which the holder would otherwise have been entitled to receive, the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein. The provision for such conversion right shall be a condition precedent to the consummation by the Corporation of any such transaction unless the election described below is made. In the case of a transaction to which both this Section 5.7 and Section 3.2 apply, the holders of the outstanding shares of Series A Preferred Stock and First Priority Parity Stock (voting together as a single class) shall have the option by majority vote to elect treatment for the Series A Preferred Stock and First Priority Parity Stock under this Section 5.7, notice of which election shall be submitted in writing to the Corporation at its principal office no later than ten (10) business days before the effective date of such event. If no such election shall be made, the provisions of Section 3.2, and not this Section 5.7, shall apply.

               5.8 CERTIFICATE AS TO ADJUSTMENTS; NOTICE BY THE CORPORATION. In each case of an adjustment or readjustment of the Conversion Rate, the Corporation at its expense will furnish each holder of Series A Preferred Stock so affected with a certificate prepared by the Treasurer or Chief Financial Officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based. Notwithstanding the foregoing, however, the failure of the Company to deliver such certificate shall not affect in any manner the validity of such actions.

               5.9 EXERCISE OF CONVERSION PRIVILEGE. To exercise its conversion privilege, a holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Series A Preferred Stock being converted, shall be the "CONVERSION DATE." As promptly as practicable after the Conversion Date for the Series A Preferred Stock being converted, the Corporation shall issue and deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.10, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

               5.10 CASH IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, the Corporation shall pay to the holder of the shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares of Series A Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series A Preferred Stock being converted.

               5.11 PARTIAL CONVERSION. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

               5.12 RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock (including any shares of Series A Preferred Stock represented by any warrants, options, subscription or purchase rights for Series A Preferred Stock), and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock (including any shares of Series A Preferred Stock represented by any warrants, options, subscriptions or purchase rights for such Series A Preferred Stock), the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          6. RESTRICTIONS AND LIMITATIONS ON CORPORATE ACTION. Without the approval by vote or written consent of the holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock, the Corporation shall not amend its Certificate of Incorporation or Bylaws or take any corporate action, if such corporate action would change any of the rights, preferences, privileges of or limitations provided for herein for the benefit of any shares of Series A Preferred Stock. Without limiting the generality of the preceding sentence, the Corporation will not amend its Certificate of Incorporation or take any other corporate action without the approval by the holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock, if such amendment or corporate action would:

               6.1 in any manner alter or change the designation or the powers, preferences or rights or the qualifications, limitations or restrictions of the Series A Preferred Stock; or

               6.2 increase or decrease the authorized number of shares of Series A Preferred Stock.

          7. STATUS OF CONVERTED OR REPURCHASED SERIES A PREFERRED STOCK. Any share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock. Upon the cancellation of all outstanding shares of Series A Preferred Stock, the provisions of the designation of Series A Preferred Stock shall terminate and have no further force and effect.

          8. PREEMPTIVE RIGHTS. For so long as 25% of the shares of Series A Preferred Stock are outstanding, the holders of Series A Preferred Stock (each, an "INVESTOR" and, collectively, the "INVESTORS") shall have the following rights:

               8.1 SUBSEQUENT OFFERINGS. The Investors shall have a right of first refusal to purchase Equity Securities, as defined below, that the Corporation or any of its subsidiaries may, from time to time, propose to sell and issue, other than the Equity Securities excluded by Section 8.5, pursuant to the terms of this Article 8. The term "EQUITY SECURITIES" shall mean (i) any Common Stock, Series A Preferred Stock or other security of the Corporation or any of its subsidiaries, (ii) any security convertible, with or without consideration, into any Common Stock, Series A Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Series A Preferred Stock or other security or (iv) any such warrant or right.

               8.2 EXERCISE OF RIGHTS. If the Corporation or any of its subsidiaries proposes to issue any Equity Securities, then the Corporation shall give the Investors written notice of its intention describing the Equity Securities, the price and the terms and conditions upon which the Corporation or its subsidiary proposes to issue such Equity Securities (the "INITIAL NOTICE"). Each Investor shall have fifteen (15) days from its receipt of such Initial Notice to agree to purchase such share of the Equity Securities identified in the Initial Notice as would be necessary for such Investor to maintain its then current ownership percentage of the total number of shares of Common Stock (an "INVESTOR'S SHARE"), for the price and upon the terms and conditions specified in the Initial Notice. Notwithstanding anything in this Agreement to the contrary, any and all shares of the Corporation's capital stock that an Investor has made a contractual commitment to acquire will be included in calculating such Investor's Share even if such Investor has not yet acquired such shares. Such agreement shall be indicated by the Investors by giving written notice to the Corporation and stating therein the quantity of Equity Securities to be purchased. If any Investor does not elect to purchase its Investor's Share, the other Investors may elect to purchase any of the remaining Equity Securities.

               8.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If the Investors fail to exercise in full their preemptive rights, then the Corporation shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor's rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Initial Notice. If the Corporation has not sold such Equity Securities within such ninety (90) day period, the Corporation shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

               8.4 WAIVER OF PREEMPTIVE RIGHTS. The preemptive rights established by this Article 8 may be amended, or any provision waived with the written consent of the Investors holding a majority of the outstanding Investor Shares.

               8.5 EXCLUDED SECURITIES. The preemptive rights established by this Article 8 shall have no application to any of the following Equity
Securities:

               (i) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination not engaged in for the purpose of avoiding the Corporation's obligations under this Article 8;

               (ii) shares of Common Stock issued to the existing holders of Equity Securities in connection with any stock split, stock dividend or recapitalization by the Corporation;

               (iii) shares of Common Stock issued upon conversion of the Series A Preferred Stock;

               (iv) any Equity Securities issued pursuant to any equipment leasing arrangement or debt financing from a bank or similar financial institution, which issuance is approved by the Series A Directors; and

               (v) Equity Securities that meet the qualifications for the exception to anti-dilution adjustment set forth in Section 5.4.6(b) or (c) hereof.

               IN WITNESS WHEREOF, I. I. Holding Company, Inc. has caused this Certificate to be duly executed in its corporate name on this 30th day of July, 2000.


                              I. I. HOLDING COMPANY, INC.



                              By: /s/ NICHOLAS R. LOGLISCI
                                 ------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT D

                              EMPLOYMENT AGREEMENT

     AGREEMENT dated as of July 30, 2000, between I. I. Holding Company, Inc., a Delaware corporation (the "Company") with its corporate offices at 590 North Gulph Road, King of Prussia, PA 19406, and Richard J. Masterson (the "Executive").

                                    RECITALS

     WHEREAS, Company desires to employ Executive and Executive desires to be employed by the Company;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   EMPLOYMENT; TERM.

     (a) EMPLOYMENT Subject to the terms and conditions set forth herein, the Company agrees to employ and Executive agrees to serve as the Company's Chairman and Chief Executive Officer, to perform such services, including but not limited to as are usual and customary to such positions, and have such powers and authority as are specified in the Company's By-Laws, as in effect from time to time, or as may be assigned to the Executive by the Company's Board of Directors, PROVIDED, THAT, the same is not inconsistent with such position. Executive agrees that he will use his full business time to promote the interests of the Company and its affiliates and to fulfill his duties hereunder. Nothing in this Agreement shall however preclude Executive from engaging, so long as, in the reasonable determination of the Company's Board of Directors, such activities do not interfere with the execution of his duties and responsibilities hereunder, in charitable and community affairs and non-competitive business matters, from managing any passive investment made by Executive in equity securities or other property (PROVIDED, THAT, no such investment may exceed 5% of the equity of any entity (with the exception of US Interactive, Inc.), without the prior approval of the Company's Board of Directors) or from serving, subject to the prior approval of the Company's Board of Directors, as a member of boards of directors or as a trustee of any other corporation, association or entity. For purposes of the preceding sentence, any approval of the Company's Board of Directors required herein shall not be unreasonably withheld.

     (b) TERM. Unless sooner terminated pursuant to Section 3, the term of Executive's employment pursuant to this Agreement shall commence on the Effective Time (as defined in a certain Agreement and Plan of Reorganization, dated as of the date hereof, by and among I.I. Holding Company, Inc., IBS Interactive, Inc., Infonautics, Inc., I.I. Merger Sub I, Inc., I.I. Merger Sub II, Inc., I.I. MergerSub III, Inc., and First Avenue Ventures, Inc.) (the "Effective Date") and shall continue thereafter for a period of three years.

2. COMPENSATION. During the employment term under this Agreement, the Company shall compensate Executive as follows:

     (a) BASE SALARY. Subject to adjustment as set forth below, the Company will pay Executive an annual salary at a rate of Two Hundred Twenty-Five Thousand Dollars ($225,000) per year, payable in substantially equal monthly installments, or more frequently in accordance with Company's usual payroll policy. On each anniversary of the Effective Date, Executive's then existing base salary will automatically increase at the rate of 10% per year and in the discretion of the Compensation Committee (or Board of Directors, if at the time there shall be no Compensation Committee) at such additional rate or amounts as the Compensation Committee shall deem appropriate. Any such increases granted in the discretion of the Compensation Committee will be retroactive to the beginning of the then current fiscal year. The Company will review annually Executive's performance and compensation.

     (b) PERFORMANCE BONUS. Executive shall be entitled to such bonus compensation as the Compensation Committee deems appropriate. Such bonus compensation shall be based, in part, on the achievement of performance criteria established by the Compensation Committee, including criteria relating to the profitability of the Company.

     (c) OPTIONS. The Company shall award to Executive an option or options to purchase shares of its common stock in such amount, and upon such terms and conditions, as set forth in the senior executive compensation plan to be developed by Westward Pay Strategies, Inc., and as recommended by the Compensation Committee of the Board of Directors.; provided, in no event shall the options granted initially to Executive represent less than 3% of the Company's common stock on a fully diluted basis after giving effect to the securities of the Company issuable under the aforesaid Agreement and Plan of Reorganization and any option plan(s) of the Company which had been, or will be within a reasonable amount of time thereafter, put into effect by the Company. The vesting of such initial options shall be on terms as favorable as having been granted on or about such time by the Company to any other senior executive thereof.

     (d) BENEFITS. Executive will be eligible to participate in all benefit programs of the Company which are in effect for its senior executive personnel and, to the extent available to executive personnel, its employees generally from time to time.

     (e) VACATION. Executive will be entitled each year to vacation for a period or periods not inconsistent with the normal policy of Company in effect from time to time, but in any event not less than twenty vacation days each year and to such holidays as may be customarily afforded to its employees by the Company, during which periods Executive's compensation shall be paid in full.

     (f)  REIMBURSEMENT OF EXPENSES.

          (i) All reasonable travel and entertainment expenses incurred by Executive in the course of fulfilling this Agreement or otherwise promoting the Company and its business shall be reimbursed by the Company. Such reimbursement shall be made to Executive promptly following submission to the Company of receipts and other documentation of such expenses reasonably satisfactory to the Company.

          (ii) In addition to the expenses reimbursable pursuant to paragraph
               (i) above, the Company shall also pay to Executive a monthly allowance of $600 for automobile expenses, PROVIDED, HOWEVER, that the Company shall be entitled to withhold from such allowance any amounts required to be withheld by applicable federal, state or local tax laws.

3.   TERMINATION.

     (a) DEATH AND LEGAL INCAPACITY. Executive's employment hereunder shall terminate upon Executive's death or legal incapacity.

     (b) DISABILITY. Executive's employment hereunder may be terminated by the Company in the event of Executive's physical or mental incapacity or inability to perform his duties as contemplated under this Agreement for a period of at least one hundred twenty (120) consecutive days. Until such termination occurs, Executive shall continue to receive his base salary as then in effect, provided, however, that such salary shall be reduced to the extent of any short-term disability benefits provided to Executive under a short-term disability plan sponsored by the Company. The determination of disability shall be made by an independent physician selected by the Compensation Committee and approved by Executive or his legal representative.

     (c) FOR CAUSE. Executive's employment hereunder may be terminated after the expiration of the respective time periods set forth below by the Company for cause ("Cause") upon the occurrence of any of the following events:

          (i) Executive's intentional breach of any material provision hereof, which breach shall not have been cured within 20 days after written notice thereof from the Company (or cure commenced within said 20 day period if said breach is not curable within said 20 day period) which breach has a material adverse effect on the Company;

          (ii) Executive's intentional violation of any other material duty or obligation owed by Executive to the Company which violation shall not have been cured within 20 days after written notice thereof from the Company (or cure commenced within said 20 day period if said violation is not curable within said 20 day period) which violation has a material adverse effect on the Company;

          (iii)Executive is convicted or pleads guilty or NOLO CONTENDRE to any felony (other than traffic violation) or any crime involving fraud, dishonesty or misappropriation; or

          (iv) Executive willfully engages in misconduct that causes material harm to the Company and such misconduct shall continue for a period in excess of 20 days after written notice thereof specifying such misconduct and the resulting harm is given by the Company to Executive.

     (d) CONSENT OF DIRECTORS. Termination of this Agreement by the Company for reasons other than: (i) for Cause or (ii) Executive's death, legal capacity or disability must be approved by a vote of 2/3 of the members of the Company's Board of Directors.

     (e) FOR GOOD REASON. Executive may immediately terminate his employment hereunder for good reason ("Good Reason") in the event:

          (i) The Company assigns to Executive any duties or responsibilities inconsistent with Section 1, which assignment is not withdrawn within 20 business days after Executive's notice to the Company of his reasonable objection thereto; or

          (ii) The Company breaches any material provision of this Agreement and such breach and the effects thereof are not remedied by the Company within 20 business days after Executive's notice to the Company of the existence of such breach.

     (f)  EFFECT OF TERMINATION.

          (i) If Executive terminates his employment for Good Reason, or if the Company terminates Executive's employment for reasons other than for Cause, Executive's death, legal incapacity or disability, the obligations of Executive under this Agreement will terminate except that the covenants contained in Section 4(a) shall continue indefinitely, and the obligations in this section shall continue pursuant to their terms. In such event, for a period of two years after the date of Executive's termination, the Company shall pay Executive, in accordance with customary payroll procedures, Executive's base salary as then in effect and, in addition, any Performance Bonus that Executive would have earned in the year he was terminated, prorated as of the date of termination. For such two-year period, the Company shall continue to provide medical coverage to Executive under substantially the same terms as were in effect on the date Executive's employment terminated under this provision. Additionally, any and all options, warrants or other securities awarded to Executive pursuant to the Company's then current stock option plan or any other similar plan shall, as of the date of Executive's termination, immediately vest and become exercisable and all such options, warrants or other securities shall remain exercisable by Executive for the duration of the period during which the options, warrants or other securities would have remained exercisable if Executive had remained employed by the Company. The amounts payable to Executive under this paragraph shall not be affected in any way by Executive's acceptance of other employment during the two-year period described above.

          (ii) (ii) Except as otherwise provided herein, if Executive terminates his employment for any reason other than Good Reason or if the Company terminates Executive for Cause, the obligations of Executive and the Company under this Agreement will terminate except that the covenants of Executive contained in Section 4(a) shall continue indefinitely and the covenants of Executive contained in Section 4(d) shall continue until the first anniversary of the date of Executive's termination. In such event, Executive shall be entitled to receive only the compensation hereunder accrued and unpaid as of the date of such termination.

          (iii)If Executive's employment terminates due to a disability, as defined in Section 3(b), the obligations of Executive under this Agreement will terminate except that the covenants contained in
               Section 4(a) shall
               continue indefinitely. In such event, for a period of one year after the date of Executive's termination, the Company shall pay Executive, in accordance with customary payroll procedures, Executive's base salary as then in effect, provided, however, that the payment of such salary shall be reduced to the extent of any long-term disability benefits provided to Executive under a long-term disability plan sponsored by the Company. The vesting and exercise of any and all options, warrants or other securities awarded to Executive pursuant to the Company's then current stock option plan (or any other similar plan) shall be governed by the terms of such plan. The amounts payable to Executive under this paragraph shall not be affected in any way by Executive's acceptance of other employment during the one-year period described above.

          (iv) No amount payable to Executive pursuant to this Agreement shall be subject to mitigation due to Executive's acceptance or availability of other employment.

4.   RESTRICTIVE COVENANTS; NON-COMPETITION.

     Executive in consideration of his employment hereunder agrees as follows:

     (a) Except as otherwise permitted hereby, or by the Company's Board of Directors, Executive shall treat as confidential and not communicate or divulge to any other person or entity any information related to the Company or its affiliates or the business, affairs, prospects, financial condition or ownership of the Company or any of its affiliates (the "Information") acquired by Executive from the Company or the Company's other employees or agents, except (i) as may be required to comply with legal proceedings (PROVIDED, THAT, prior to such disclosure in legal proceedings Executive notifies the Company and reasonably cooperates with any efforts by the Company to limit the scope of such disclosure or to obtain confidential treatment thereof by the court or tribunal seeking such disclosure) or (ii) while employed by the Company, as Executive reasonably believes necessary in performing his duties. Executive shall use the Information only in connection with the performance of his duties hereunder, and not otherwise for his benefit or the benefit of any other person or entity. For the purposes of this Agreement, Information shall include, but not be limited to, any confidential information concerning clients, subscribers, marketing, business and operational methods of the Company or its affiliates and its and its affiliates' clients, subscribers, contracts, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company. Excluded from Executive's obligations of confidentiality is any part of such Information that: (i) was in the public domain prior to the date of commencement of Executive's employment with the Company or (ii) enters the public domain other than as a result of Executive's breach of this covenant. This Section
          (4)(a) shall survive the expiration or termination of the other provisions of this Agreement.

     (b) Executive shall fully disclose to the Company all discoveries, concepts, and ideas, whether or not patentable, including, but not limited to, processes, methods, formulas, and techniques, as well as improvements thereof or know-how related thereto (collectively, "Inventions") concerning or relating to the business conducted by the Company and concerning any present or prospective activities of the Company which are published, made or conceived by Executive, in whole or in part, during Executive's employment with the Company.

     (c) Executive shall make applications in due form for United States letters patent and foreign letters patent on such Inventions at the request of the Company and at its expense, but without additional compensation to Executive. Executive further agrees that any and all such Inventions shall be the absolute property of Company or its designees. Executive shall assign to the Company all of Executive's right, title and interest in any and all Inventions, execute any and all instruments and do any and all acts necessary or desirable in connection with any such application for letters patent or to establish and perfect in the Company the entire right, title, and interest in such Inventions, patent applications, or patents, and shall execute any instrument necessary or desirable in connection with any continuations, renewals, or reissues thereof or in the conduct of any related proceedings or litigation.

     (d)  During Executive's employment with the Company and for a period of one
          (1) year (the "One Year Period") after the earlier of the expiration date of this Agreement or the termination of Executive's employment hereunder by the Company for Cause or by Executive (other than for Good Reason) or subsequent to a Change in Control, as hereinafter defined:

          (i) Executive will not, in any geographical area within which the Company is, at the time of Executive's termination or during the term of Executive's employment, marketing its products or services or conducting other business activities, directly or indirectly, engage in, own or control an interest in (except as a passive investor in publicly held companies, except for investments held at the date hereof, and except during the One Year Period as an investor without management participation or similar active role (either individually or through a corporation, limited liability company, limited partnership (whether as a general partner or limited partner, thereof) partnership or other entity) in publicly held or privately held companies and other entities) or act as an officer, director, or employee of, or consultant or adviser to, any firm, corporation or other entity that is directly or indirectly engaged in a business of the Company or one of its subsidiaries or any entity in which the Company has investment at the time of Executive's termination or during the term of Executive's employment with the Company; and

          (ii) Executive will not recruit or hire any employee of the Company, or otherwise induce such employee to leave the employment of the Company, to become an employee of or otherwise be associated with Executive or any company or business with which Executive is or may become associated.

5.   CHANGE OF CONTROL.

     In the event of a Change of Control, the following provisions shall apply:

     (a) If within one year after a Change of Control, Executive's employment with the Company (or any entity to which this Agreement may be assigned in connection with such Change of Control) is terminated for any reason other than Executive's death, legal incapacity, or disability, Executive shall be entitled to receive, within

          10 days after the termination date, a lump sum payment ("Change of Control Payment") equal to two times the amount of Executive's annual base salary in effect on the date of termination plus any other amounts accrued and unpaid as of such date (i.e., earned bonuses, car allowance, unreimbursed business expenses, and any other amounts due to the Executive under employee benefit or fringe benefit plans of the Company). Notwithstanding the foregoing, if Executive so requests, any Change in Control payment may be paid in substantially equal monthly installments, or more frequently in accordance with the Company's payroll policy. Additionally, any and all options, warrants or other securities awarded to Executive pursuant to the Company's then current stock option plan or any other similar plan shall, as of the date of Executive's termination, immediately vest and become exercisable and all such options, warrants or other securities shall remain exercisable by Executive for the duration of the period during which the options, warrants or other securities would have remained exercisable if Executive had remained employed by the Company.

     (b) For purposes of this Section 5, a "Change of Control" shall be deemed to occur upon any of the following events:

          (i) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (i) becomes the "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of the Company's then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board or (ii) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of the Company, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board, for the election of directors, for any merger or consolidation of the Company or for any other matter or question.

          (ii) During any period of 12 consecutive months (not including any period prior to the adoption of this Section), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who at the beginning of such consecutive 12-month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were Present Directors or New Directors.

          (iii)Consummation of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving corporation immediately after the merger or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; PROVIDED, THAT, the divestiture of less than substantially all of the assets of the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change in Control.

For purposes of this Section 5(b), the rules of Section 318(a) of the Code and the regulations issued thereunder shall be used to determine stock ownership.

     (c) EXCISE TAX GROSS-UP. If Executive becomes entitled to one or more payments (with a "payment" including the vesting of restricted stock, a stock option, or other non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan or agreement with the Company or any affiliated company (collectively, "Change of Control Payments"), which are or become subject to the tax ("Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall pay to Executive at the time specified below such amount (the "Gross-up Payment") as may be necessary to place Executive in the same after-tax position as if no portion of the Change of Control Payments and any amounts paid to Executive pursuant to this paragraph 5(c) had been subject to the Excise Tax. The Gross-up Payment shall include, without limitation, reimbursement for any penalties and interest that may accrue in respect of such Excise Tax. For purposes of determining the amount of the Gross-up Payment, Executive shall be deemed: (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the year in which the Gross-up Payment is to be made; and (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year. If the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-up Payment is made, Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined (but, if previously paid to the taxing authorities, not prior to the time the amount of such reduction is refunded to Executive or otherwise realized as a benefit by Executive) the portion of the Gross-up Payment that would not have been paid if such Excise Tax had been used in initially calculating the Gross-up Payment, plus interest on the amount of such repayment at the rate provided in
          Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-up Payment is made, the Company shall make an additional Gross-up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess is finally determined.

          The Gross-up Payment provided for above shall be paid on the 30th day (or such earlier date as the Excise Tax becomes due and payable to the taxing authorities) after it has been determined that the Change of Control Payments (or any portion thereof) are subject to the Excise Tax; PROVIDED, HOWEVER, that if the amount of such Gross-up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to Executive on such day an estimate, as determined by counsel or auditors selected by the Company and reasonably acceptable to Executive, of the minimum amount of such payments. The Company shall pay to Executive the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to Executive, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determination and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise Tax (including any interest or penalties thereon); PROVIDED, HOWEVER, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-up Payment would be payable hereunder, and Executive shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. Executive shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-up Payment hereunder.

6.   NO VIOLATION.

     Executive warrants that the execution and delivery of this Agreement and the performance of his duties hereunder will not violate the terms of any other agreement to which he is a party or by which he is bound. Additionally, Executive warrants that Executive has not brought and will not bring to the Company or use in the performance of Executive's responsibilities at the Company any materials or documents of a former employer that are not generally available to the public, unless Executive has obtained express written authorization from the former employer for their possession and use. Executive represents that he is not and, since the commencement of Executive's employment with the Company has not been a party to any employment, proprietary information, confidentiality, or non-competition agreement with any of Executive's former employers which remains in effect as the date hereof. The warranties set forth in this Section 6 shall survive the expiration or termination of the other provisions of this Agreement.

7.   BREACH BY EXECUTIVE.

     Both parties recognize that the services to be rendered under this Agreement by Executive are special, unique and extraordinary in character, and that in the event of the breach by Executive of the terms and conditions of this Agreement to be performed by him or in the event Executive performs services for any person, firm or corporation engaged in a competing line of business with Company, the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, whether in law or in equity, to, by way of illustration and not limitation, obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by Executive, or to enjoin Executive from competing with the Company or, performing services for himself or any such other person, firm or corporation. The Company may obtain an injunction restraining any such breach by Executive and no bond or other security shall be required in connection therewith. The Company and Executive each consent to the exclusive forum, jurisdiction, and venue of the Courts of the Commonwealth of Pennsylvania in Montgomery County, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania in any and all actions, disputes, or controversies relating to this Agreement.

8.   MISCELLANEOUS.

(a) This Agreement shall be binding upon and inure to the benefit of the Company, its successors, and assigns and may not be assigned by Executive.

(b) This Agreement contains the entire agreement of the parties hereto and supersedes all prior or concurrent agreements, whether oral or written, relating to the subject matter hereof. This Agreement may be amended only by a writing signed by the party against whom enforcement is sought.

(c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO ITS CONFLICTS OF LAWS, RULES OR PRINCIPLES.

(d) Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed effective when delivered in person or, if mailed, on the date of deposit in the mails, postage prepaid, to the other party at the respective address of such party set forth herein or referred to below, or to such other address as shall have been specified in writing by either party to the other in accordance herewith. In the case of Executive, Notice shall be sent (subject to change) to the address provided under separate cover by Executive to the Company, with a copy in all cases to Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103-7098, Attention: Dean M. Schwartz, Esquire.

(e) The provisions of Sections 4(a), 4(d) and 6 and the other provisions of this Agreement which by their terms contemplate survival of the termination of this Agreement, shall survive termination of this Agreement and be deemed to be independent covenants.

(f) If any term or provision of this Agreement or its application to any person or circumstance is to any extent invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision shall be valid and enforced to the fullest extent permitted by law.

(g) No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy or shall be construed to be a waiver of or an acquiescence to any breach hereof. No waiver of any breach of this Agreement shall be deemed to be a waiver of any other breach of this Agreement theretofore or thereafter occurring. Any waiver of any provision hereof shall be effective only to the extent specifically set forth in the applicable writing. All remedies afforded under this Agreement to any party hereto, by law or otherwise, shall be cumulative and not alternative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other rights or remedies against any other party hereto.

(h) It is the intent of the Company that Executive not be required to incur any legal fees or disbursements associated with (i) the interpretation of any provision in, or obtaining of any right or benefit under this Agreement, or
     (ii) the enforcement of his rights under this Agreement, including, without limitation by litigation or other legal action, because the cost and expense thereof would substantially detract from the benefits to be extended to Executive hereunder. Accordingly, the

     Company irrevocably authorizes Executive from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent Executive in connection with the interpretation and/or enforcement of this Agreement, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company, or any Director, officer, stockholder, or any other person affiliated with the Company in any jurisdiction. The Company shall pay or cause to be paid and shall be solely responsible for any and all attorneys' and related fees and expenses incurred by Executive under this Section 8(h).

9.   INDEMNIFICATION.

     The Company agrees to indemnify Executive to the fullest extent permitted by applicable law, as such law may be hereafter amended, modified or supplemented and to the fullest extent permitted by each of the Company's Certificate of Incorporation and the Company's By-Laws, as from time to time amended, modified or supplemented. The Company further agrees that Executive is entitled to the benefits of any directors and officers liability insurance policy, in accordance with the terms and conditions of that policy, if such a policy is maintained by the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.

                                  COMPANY
                                  -------

                                  I. I. HOLDING COMPANY, INC.


                                  BY:/s/ NICHOLAS R. LOGLISCI
                                     ------------------------
                                     Name:
                                     Title:

                                  EXECUTIVE
                                  ---------


                                  /s/ RICHARD J. MASTERSON
                                  RICHARD J. MASTERSON

                                                                       EXHIBIT E

                            LOCK-UP LETTER AGREEMENT


I. I. HOLDING COMPANY, INC.
590 North Gulph Road
King of Prussia, PA 19406

Ladies and Gentlemen:

     The undersigned understands that you and, inter alia, First Avenue Ventures, Inc., I.B.S. Interactive, Inc. and Infonautics, Inc. propose to enter into a certain Agreement and Plan of Reorganization (the "Merger Agreement") providing for the issuance by you of your shares of common stock, par value $0.001 per share (the "Common Stock"), and your shares of Series A Convertible Preferred Stock, par value $0.001 per share.

     In consideration of the execution of the Merger Agreement by you and the other parties thereto, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without your prior written consent, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock to be issued by you to the undersigned pursuant to the transactions contemplated by the Merger Agreement(including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the Effective Time (as defined in the Merger Agreement) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or
(2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 180 days after the Effective Time.

     The undersigned may, however, make gifts of shares of Common Stock or other securities convertible into, or exchangeable or exercisable for, Common Stock or other derivatives during the above-referenced lock-up period if the donee agrees in writing to be bound by the terms of this agreement for the remainder of the lock-up period.

     In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

     The undersigned understands that you and the other parties to the Merger Agreement will proceed with the transactions contemplated under the Merger Agreement in reliance on this Lock-Up Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                  Very truly yours,




Dated:____________________         ____________________________________________

                                                                     EXHIBIT F


                            FORM OF AFFILIATE LETTER
I. I. Holding Company, Inc.
[Address]

Dear Sirs:

                  The undersigned refers to the Agreement and Plan of Reorganization (the "MERGER AGREEMENT") dated as of July __, 2000, among I. I. Holding Company, Inc. ("Holdco"), IBS Interactive, Inc. ("IBS"), Infonautics, Inc. ("Info"), I. I. Merger Sub I, Inc., I. I. Merger Sub II, Inc., I. I. MergerSub III, Inc. and First Avenue Ventures, Inc. ("First Avenue").

                  The undersigned, a holder of [shares of common stock of IBS] [shares of common stock of Info] * (the "SHARES"), is entitled to receive shares of common stock of Holdco (the "HOLDCO SHARES") in connection with the merger (the "MERGER") of a subsidiary of Holdco with and into [IBS][Info] * (the "COMPANY"). The undersigned acknowledges that the undersigned may be deemed an "affiliate" of the Company within the meaning of Rule 145 ("RULE 145") promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"), although nothing contained herein should be construed as an admission of such fact.

                  If in fact the undersigned were an affiliate under the Act, the undersigned's ability to sell, assign or transfer the Holdco Shares received by the undersigned in exchange for any Shares pursuant to the Merger may be restricted unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned: (i) understands that such exemptions are limited; and (ii) has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and 145(d) promulgated under the Securities Act.

                  The undersigned hereby represents to and covenants with Holdco that the undersigned will not sell, assign or transfer any of the Holdco Shares received by the undersigned in exchange for Shares pursuant to the Merger except: (i) pursuant to an effective registration statement under the Securities Act; or (ii) in a transaction that, in the opinion of counsel to the undersigned or as described in a "no-action" or interpretive letter from the Staff of the SEC, is not required to be registered under the Securities Act.

                  In the event of a sale or other disposition by the undersigned pursuant to Rule 145 of Holdco Shares received by the undersigned in the Merger, the undersigned will supply Holdco with evidence of compliance with such Rule, in the form of a letter in the form of Annex I hereto and the opinion of counsel or no-action letter referred to above. The undersigned understands that Holdco may instruct its transfer agent to withhold the transfer of any Holdco Shares disposed of by the undersigned, but that upon receipt of such evidence of compliance the transfer agent shall effectuate the transfer of the Holdco Shares sold as indicated in the letter.


-------------------
*  Insert approriate alternative

                  The undersigned acknowledges and agrees that appropriate legends will be placed on any certificates representing Holdco Shares received by the undersigned in the Merger or held by a transferee thereof, which legends will be removed by delivery of substitute certificates upon receipt of an opinion in form and substance reasonably satisfactory to Holdco from counsel to Holdco to the effect that such legends are no longer required for purposes of the Securities Act.

                  The undersigned acknowledges that: (i) the undersigned has carefully read this letter and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of the Holdco Shares; and (ii) the receipt by Holdco of this letter is an inducement and a condition to Holdco's obligations to consummate the Merger.

                              Very truly yours,



Dated:

                                                                        ANNEX I
                                                                   TO EXHIBIT F



I.I. Holding Company, Inc.
[address]

                  On _______________, the undersigned sold the securities of I.I. Holding Company, Inc. ("Holdco") described below in the space provided for that purpose (the "SECURITIES"). The Securities were received by the undersigned in connection with the merger of a subsidiary of Holdco with and into [IBS Interactive, Inc.] [Infonautics, Inc.] *.

                  Based upon the most recent report or statement filed by Holdco with the Securities and Exchange Commission, the Securities sold by the undersigned were within the prescribed limitations set forth in Rule 144(e) promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  The undersigned hereby represents that the Securities were sold in "brokers' transactions" within the meaning of Section 4(4) of the Securities Act or in transactions directly with a "market maker" as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended. The undersigned further represents that the undersigned has not solicited or arranged for the solicitation of orders to buy the Securities, and that the undersigned has not made any payment in connection with the offer or sale of the Securities to any person other than to the broker who executed the order in respect of such sale.

                                Very truly yours,



Dated:

              [Space to be provided for description of securities.]







----------------------
* Insert appropriate alternative

                                                                       EXHIBIT G


                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of ________ __, 2000


                                  by and among


                          I. I. HOLDING COMPANY, INC.,


                                       and


                           FIRST AVENUE VENTURES, INC.

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of _________, 2000 by and among I. I. Holding Company, Inc., a Delaware corporation (the "Company"), and First Avenue Ventures, Inc., a Delaware corporation ("FAV" or "Investor").

     WHEREAS, in connection with that certain Agreement and Plan of Reorganization by and among the Company, IBS Interactive, Inc. ("IBS"), Infonautics, Inc. ("Infonautics"), I. I. Merger Sub I, Inc., I. I. Merger Sub II, Inc., I. I. Merger Sub III, Inc. and FAV of even date herewith (the "Merger Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue to the Investor shares of its Series A Convertible Preferred Stock (the "Preferred Stock") that are convertible into shares of the Company's common stock (the "Common Stock") upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Preferences and Rights with respect to such Preferred Stock; and

     WHEREAS, to induce the Investor to execute and deliver the Merger Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

     a. As used in this Agreement, the following terms shall have the following meanings:

          (i) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (ii) "Investor" means the Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

          (iii) "Registrable Securities" means at any time (i) the shares of Common Stock then outstanding which have been issued upon the conversion of Preferred Stock; (ii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect to or in replacement of other Registrable Securities; and
     (iii) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Registrable Securities; PROVIDED, THAT, Registrable Securities shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, (ii) which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act ("Rule 144") or (iii) eligible for sale pursuant to Section (k) of Rule 144. For purposes of this Agreement, a person or entity will be deemed to be a holder of Registrable Securities whenever such person or entity has the then existing right to acquire such Registrable Securities (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected.

          (iv) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

          (v) "Preferred Stock Approval" means the approval of holders of at least 50% of the outstanding Registrable Securities.

          (vi) "Registration Statement" means a registration statement of the Company under the Securities Act.

     b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

2. REGISTRATION.

     a. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to this Section 2 hereof involves an underwritten offering, the Company shall select the investment banker or bankers and manager or managers to administer the offering (if such underwritten offering is pursuant to the demand rights of Section 2(b) below, the investment banker or bankers or manager or managers shall be selected with the written consent of the holders of a majority in interest of the outstanding Registrable Securities subject to such underwritten offering, which consent shall not be unreasonably withheld) and the holders of a majority in interest of the outstanding Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel.

     b. Demand Registration. If holders of at least twenty-five percent (25%) of the outstanding Registrable Securities as of the date of original issuance of the Preferred Stock (the "Requisite Holders") shall at any time make a written request (a "Demand Registration Request") to the Company in compliance with this
Section 2, the Company shall cause to be filed with the Commission a registration statement (a "Demand Registration Statement") under the Securities Act covering all or any part of the

Registrable Securities (a "Demand Registration"), as such holders (the "Initiating Holders") shall request in writing; provided that

          (i) any request made pursuant to this Section 2(b) by Requisite Holders shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered (which shall comprise at least 25% of the outstanding Registrable Securities as of date of original issuance of the Preferred Stock; provided however, and notwithstanding the provisions of Section 2b hereof, the holders of any number of Registrable Securities may make a Demand Registration Request for such Registrable Securities where such holders request registration of all of the remaining such Registrable Securities), the intended method of distribution thereof and that the request is for a Demand Registration pursuant to this Section 2(b);

          (ii) As promptly as practicable, but no later than ten (10) days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all holders of Registrable Securities. Following a Demand Registration Request, the Company shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other holders of Registrable Securities who shall have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such holder) within thirty (30) days after the receipt of the Demand Exercise Notice (together with the Initiating Holders, the "Electing Holders");

          (iii) Following receipt of a Demand Registration Request, the Company shall file the Demand Registration Statement with the Commission as promptly as reasonably practicable, and shall use all reasonable efforts to have the Demand Registration Statement declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering and shall use all reasonable efforts to keep such Registration Statement continuously effective, for up to one hundred eighty (180) days or until such earlier date as of which all the Registrable Securities under the Demand Registration Statement shall have been disposed of in the manner described in the Registration Statement;

          (iv) The Company shall not be obligated to effect more than two (2) Demand Registrations by Requisite Holders pursuant to this Section 2(b). A right to demand a registration pursuant to this Section 2(b) shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been distributed pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been continuously effective for a 180-day period or other period specified in Section 2(b)(iii) following the effectiveness of such Demand

     Registration Statement, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated whereupon the 180-day period shall extend for the period which such stop order or similar order or proceedings for such order is in effect (the "Registration Period").

          (v) If the Underwriter in connection with any underwritten offering described in this Section 2(b) shall have informed the Company that in its opinion the total number of shares of Common Stock that the holders of the Registrable Securities, and any other Persons desiring to participate in such registration, intend to include in such offering is such as to materially and adversely affect the success and pricing of such offering, then the Company shall include in such Demand Registration (a) first, all Registrable Securities requested to be included in such registration by the Electing Holders of Registrable Securities; provided that if the number of shares of Common Stock so elected to be included in such registration by all Electing Holders of Registrable Securities exceeds the number recommended by the Underwriter, then the number of Registrable Securities to be so included in such registration will be reduced pro rata in accordance with the number of shares requested to be included by each Electing Holder, to such number recommended by the Underwriter; and (b) if all Registrable Securities so elected to be included by the Electing Holders are so included in such Registration, such additional number of shares of Common Stock that the Company desires to include in such registration and that the Underwriter has informed the Company may be included in such registration without adversely affecting the success and pricing of the offering of all the Registrable Securities so requested to be included therein; and

          (vi) Notwithstanding anything herein to the contrary, the Company shall not be obligated to take any action to effect any such Demand Registration, qualification or compliance pursuant to this Section 2(b) if:
     (i) the Board of Directors determines in the exercise of its reasonable good faith judgment that effecting such Demand Registration at such time would require disclosure of a material fact that would have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in a significant transaction, then, in which case the Company may defer such Demand Registration for a single period not to exceed ninety (90) days once every twelve (12) months; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (iii) the Board of Directors determines in the exercise of its reasonable good faith judgment that effecting such Demand Registration at such time would otherwise have a material adverse effect on the Company, then, in such case the Company may defer (the "Deferral") such Demand Registration for a single period not to exceed ninety (90) days once during every twelve (12) months, but only on the condition that a deferral under clause (i) of this Section 2(b)(vi) does not occur during the twelve
     (12) month period proceeding or following the Deferral; provided, however that notwithstanding the restrictions contained in clauses (i) and (iii) of this
     Section 2(b)(vi) with respect to the number of deferrals of Demand Registrations in any twelve month period, the Company may defer a Demand Registration for a period not to exceed ninety (90) days at any time when the Board determines, in its reasonable good faith judgment, that a failure so to defer the Demand Registration would be a violation of its fiduciary duties.

     c. Piggy-Back Registrations. Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration (which notice shall be given not less than 30 days prior to the date the registration statement is to be filed) and, subject to the terms hereof, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice; provided that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such portion of the Registrable Securities with respect to which the holders thereof have requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the holders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement.

     c. Eligibility for Forms S-2 and S-3. The Company represents and warrants that it meets the registrant eligibility and transaction requirements for the use of Forms S-2 and S-3 for registration of the sale by the holders of the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Forms S-2 and S-3.

     d. Lock Up Period. Notwithstanding anything herein to the contrary, the registration rights of the holders of Registrable Securities described in this
Section 2 shall not commence and become effective until one hundred and eighty
(180) days after the Closing (as defined in Section 2(c) of the Merger Agreement) of the transactions contemplated by the Merger Agreement.

3. OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     a. The Company shall prepare and file with the Commission a Registration Statement on the appropriate form and any such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement (in the case of a Demand Registration, as may be necessary to keep the Registration Statement effective at all times during the Registration Period), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement. In the event of a stock split, recapitalization or similar event of the Company which causes the number of shares available under a Registration Statement filed pursuant to this Agreement to be insufficient to cover all of the Registrable Securities issued or issuable upon conversion of the Preferred Stock, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

     b. The Company shall furnish to each holder of Registrable Securities whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holder.

     c. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the holders who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     d. In the event the Company selects underwriters for the offering pursuant to Section 2(a) above, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     e. As promptly as practicable after becoming aware of such event, the Company shall notify each holder of Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each holder of Registrable Securities as such holder may reasonably request.

     f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each holder of Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     g. The Company shall permit a single firm of counsel designated by the holders of Registrable Securities to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the Commission, and not file any document in a form to which such counsel reasonably objects.

     h. At the request of any holder of Registrable Securities, the Company shall make available as soon as practical, but not later than thirty (30) days after such request, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     i. At the request of any holder of Registrable Securities, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the holders of Registrable Securities and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the holders of Registrable Securities.

     j. The Company shall make available for inspection by (i) any holder of Registrable Securities, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the holders of Registrable Securities and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that in no event shall the Company be obligated to provide any information to an Inspector that it reasonably concludes is, or is acting on behalf of, a competitor of the Company, and each Inspector shall hold in confidence and shall not make any disclosure (except to a holder of Registrable Securities) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement and the Company has failed to make such correction within a reasonable period of time following it becoming aware thereof, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, subject to the notice requirement pursuant to Section 3(k) below, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(j). Nothing herein shall be deemed to limit a holder's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

     k. The Company shall hold in confidence and not make any disclosure of information concerning a holder of Registrable Securities provided to the Company unless (i) disclosure of such information is necessary to comply with Federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a holder of Registrable Securities is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such holder prior to making such disclosure, and allow the holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     l. The Company shall use its best efforts either to cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange

     m. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     n. The Company shall cooperate with the holder of Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (unless required under the Securities Act or Exchange Act, not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the holders may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the holders may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission.

     o. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the holders of Registrable Securities pursuant to the Registration Statement.

4. OBLIGATIONS OF THE HOLDERS OF REGISTRABLE SECURITIES

     In connection with the registration of the Registrable Securities, the holders thereof shall have the following obligations:

     a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

     b. Each holder of Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such holder has notified the Company in writing of such holder's election to exclude all of such holder's Registrable Securities from the Registration Statement.

     c. In the event the Company engages the services of underwriters pursuant to Section 2(a) above, each holder agrees to enter into and perform such holder's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such holder has notified the Company in writing of such holder's election to exclude all of such holder's Registrable Securities from the Registration Statement.

     d. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e) or 3(f), such holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such holder shall deliver to the Company (at the expense of the Company) or destroy all copies in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     e. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

5. EXPENSES OF REGISTRATION.

     All reasonable expenses, fees of underwriters (other than underwriting discounts and commissions), incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, including fees of blue sky compliance, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the holders of Registrable Securities pursuant to Section 2(a) hereof shall be borne by the Company.

6. INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each holder of Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any such holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, and (iii) any underwriter (as defined in the Securities Act) for the holders of Registrable Securities; and the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the holders of Registrable Securities and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and
(iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(b) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advise, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the holders of Registrable Securities pursuant to Section 9.

     b. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use in connection with such Registration Statement; and subject to Section 6(c) such holder will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such holder, which consent shall not be unreasonably withheld; provided, further, however, that the holder shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the holders of Registrable Securities pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the
indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by holders of a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority-in-interest of the holders ), if the holders are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT.

     With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     a. make and keep public information available, as those terms are understood and defined in Rule 144;

     b. file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

     c. furnish to each holder so long as such holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the holders to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investor to any transferee of all or any portion of Registrable Securities if: (i) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned, and (ii) such transferee shall be an "Accredited Investor" as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.

10. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and holders of a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each holder and the Company.

11. OTHER REGISTRATION RIGHTS.

     The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of a majority of the Registrable Securities to be included in such registration. So long as fifty percent (50%) of the Registrable Securities initially issued remain issued and outstanding, the Company shall issue no registration rights having priority over or being pari passu with the registration rights herein held by the Registerable Securities without the written consent of a majority of the issued and outstanding Registerable Shares.

12. MISCELLANEOUS.

     a. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or which receipt is refused if delivered by hand or by courier or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid,

     If to the Company:

     Infonautics, Inc.
     590 North Gulph Road
     King of Prussia, Pennsylvania 19406-2800
     Attn:  President & CEO; VP & General Counsel
     Telephone: (610) 971-8840
     Facsimile:  (610) 971-8850

              and

     IBS Interactive, Inc.
     Ridgewood Avenue, Suite 350
     Cedar Knolls, NJ 07927
     Attention:  Chairman
     Telephone: (973) 285-2600
     Facsimile:  (973) 285-4777

     With copies to:

     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, Pennsylvania 19103
     Attention:  David R. King
     Telephone:  (215) 963-5000
     Facsimile: (215) 963-5299

              and

     Kelley Drye & Warren LLP
     101 Park Avenue
     New York, New York 10178
     Attention:  Douglas Rich
     Telephone:  (212) 808-7769
     Facsimile:  (212) 808-7897

and if to any holder of Registrable Securities, at such address as such holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 12(b), and shall be effective, when delivered personally or via telecopy with confirmation, upon the day of receipt, when so sent by a nationally recognized overnight courier service, two (2) days after deposit with such courier service and, when so sent by certified or registered mail (return receipt requested), five (5) days after deposit with the United States Postal Service.

     b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     c. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice or conflict of laws. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in New York, New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

     d. This Agreement and the Merger Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Merger Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     e. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     g. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     h. Each party shall put forth its best efforts to perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Company and the undersigned Investor have caused this Agreement to be duly executed as of the date first above written.

I. I. Holding Company, Inc.

By:________________________________________

Name:______________________________________

Its:_______________________________________

First Avenue Ventures, Inc.

By:________________________________________

Name:______________________________________

Its:_______________________________________


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